SELECTED QUARTERLY DATA (UNAUDITED)	12 Months Ended
Dec. 31, 2011
SELECTED QUARTERLY DATA (UNAUDITED)
Name of Selling Shareholder	Beneficial Ownership Before the Offering (1)	Percentage of Ownership Before the Offering	Shares of Common Stock Included in Prospectus		Beneficial Ownership After the Offering	Percentage of Ownership After Completion of Offering (2)

WRW Investments, L.P.	120,139	*	120,139	(3)	0	*

Anthem Venture Management, LLC	59,775	*	59,775	(3)	0	*

Public Venture Investors, LLC	649,875	*	649,875	(3)	0	*

Asiate Partners, LLC	600,000	*	600,000	(3)	0	*

Anthem Ventures Fund, L.P.	16,855,548	*	1,323,531	(3)	15,532,017	*

William Woodward	683,000	*	683,000	(3)	0	*

Andwell, LLC (5)	1,026,000	*	1,026,000	(3)	0	*

Nancy Burrows (6)	650,000	*	650,000	(3)	0	0

Socius CG II, Ltd. (4)	97,694,084	*	97,694,084	(9)	0	0

CAMOFI Master LDC	12,085,000	*	10,000,000	(7)	2,085,000	*

CAMHZN Master LDC	3,235,916	*	2,677,537	(8)	558,379	*

 * Less than 1%.

(1)  The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the selling stockholders has sole or shared voting power or investment power and also any shares, which the selling stockholders has the right to acquire within 60 days. As of February 7, 2012, the Company had 2,029,049,544 shares of common stock issued and outstanding.

(2) Assumes the sale of all shares included in this prospectus.

(3) Represents shares of common stock issuable upon exercise of warrants.

(4) Voting and dispositive power with respect to the shares held by Socius is exercised by Ward Jensen, its Vice President – Trading. However, the Series C Purchase Agreement contains a restrictive covenant under which Socius and each of its affiliates , is prohibited from, among other actions : (1) voting any shares of common stock owned or controlled by it or soliciting any proxies or seeking to advise or influence any person with respect to any of our voting securities; (2) engaging or participating in any actions, plans or proposals which relate to or would result in, among other things: (a) acquiring additional securities, alone or together with any other persons, which would result in Socius and its affiliates beneficially owning or controlling, or being deemed to beneficially own or control, over 9.99% of our total outstanding common stock or other voting securities, (b)  an extraordinary corporate transaction such as a merger, ( c ) a sale of a material amount of our  assets, ( d ) any change in the present board of directors or management of the Company, ( e ) any material change in the capitalization or dividend policy of the Company , or (e) any other change in our business or corporate structure; or (3) requesting that we amend or waive any such covenants. The Socius Warrant and the Initial Warrant contain similar restrictive covenants . Socius is not a registered broker-dealer or an affiliate of a registered broker-dealer.

(5) Andwell, LLC is an entity affiliated with William Caldwell, our former chief executive officer.

(6) Nancy Burrows is the widow of William Caldwell, our former chief executive officer.

(7) Represents 10,000,000 shares issuable upon exercise of Amended and Restated Warrants.

(8) Represents 2,677,537 shares issuable upon exercise of Amended and Restated Warrants.

(9) Represents shares of common stock issuable to Socius that includes (i) 15,240,681 shares of the Company’s common stock issuable upon exercise of the Socius Warrant, and (ii) 82,453,403 shares of the Company’s common stock issuable as Additional Investment Shares.

PLAN OF DISTRIBUTION

Each selling stockholder and any of its pledgees, assignees and successors-in-interest may, from time to time, sell any or all of its shares of common stock on the Over-the-Counter Bulletin Board or any other stock exchange, market or trading facility on which our shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A selling stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	Through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	Any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended, if available, rather than under this prospectus.

A selling stockholder or its pledgees, donees, transferees or other successors in interest, may also sell the shares directly to market makers acting as principals and/or broker-dealers acting as agents for themselves or their customers. Such broker-dealers may receive compensation in the form of discounts, concessions or commissions from the selling stockholder and/or the purchasers of shares for whom such broker-dealers may act as agents or to whom they sell as principal or both, which compensation as to a particular broker-dealer might be in excess of customary commissions. Market makers and block purchasers purchasing the shares will do so for their own account and at their own risk. It is possible that a selling stockholder will attempt to sell shares of common stock in block transactions to market makers or other purchasers at a price per share which may be below the then market price. A selling stockholder cannot assure that all or any of the shares offered in this prospectus will be issued to, or sold by, the selling stockholder. The selling stockholders and any brokers, dealers or agents, upon effecting the sale of any of the shares offered in this prospectus, may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or the rules and regulations under such acts. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares, including fees and disbursements of counsel to the selling stockholder, but excluding brokerage commissions or underwriter discounts.

The selling stockholders, alternatively, may sell all or any part of the shares offered in this prospectus through an underwriter. No selling stockholder has entered into any agreement with a prospective underwriter and there is no assurance that any such agreement will be entered into.

A selling stockholder may pledge its shares to their brokers under the margin provisions of customer agreements. If a selling stockholder defaults on a margin loan, the broker may, from time to time, offer and sell the pledged shares. The selling stockholder and any other persons participating in the sale or distribution of the shares will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations under such act, including, without limitation, Regulation M. These provisions may restrict certain activities of, and limit the timing of purchases and sales of any of the shares by, the selling stockholder or any other such person. In the event that the selling stockholder is deemed affiliated with purchasers or distribution participants within the meaning of Regulation M, then the selling stockholder will not be permitted to engage in short sales of common stock. Furthermore, under Regulation M, persons engaged in a distribution of securities are prohibited from simultaneously engaging in market making and certain other activities with respect to such securities for a specified period of time prior to the commencement of such distributions, subject to specified exceptions or exemptions. In regards to short sells, the selling stockholder is contractually restricted from engaging in short sells. In addition, if such short sale is deemed to be a stabilizing activity, then the selling stockholder will not be permitted to engage in a short sale of our common stock. All of these limitations may affect the marketability of the shares.

If the selling stockholder notifies us that it has a material arrangement with a broker-dealer for the resale of the common stock, then we would be required to amend the registration statement of which this prospectus is a part, and file a prospectus supplement to describe the agreements between the selling stockholder and the broker-dealer.

DESCRIPTION OF SECURITIES TO BE REGISTERED

This prospectus includes 115,483,941 shares of Common Stock offered by the selling stockholders. The following description of our Common Stock is only a summary. You should also refer to our certificate of incorporation and bylaws, which have been filed as exhibits to the registration statement of which this prospectus forms a part.

We are authorized to issue 2,750,000,000 shares of Common Stock having a par value of $0.001 per share and 50,000,000 shares of preferred stock having a par value of $0.001 per share (“Preferred Stock”). Holders of Common Stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of Common Stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of Common Stock are entitled to receive proportionately any dividends as may be declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Our outstanding shares of Common Stock are fully paid and non-assessable. Holders of shares of Common Stock have no conversion, preemptive or other subscription rights, and there are no redemption or sinking fund provisions applicable to the Common Stock.

Effective March 3, 2009, we entered into a $5 million credit facility (“Facility”) with a life sciences fund. Under the terms of the agreement, we may draw down funds, as needed, from the investor through the issuance of Series A-1 convertible preferred stock, par value $.001, at a basis of 1 share of Series A-1 convertible preferred stock for every $10,000 invested. The preferred stock pays dividends, in kind of preferred stock, at an annual rate of 10%, matures in four years from the initial drawdown date, and is convertible at the option of the holder into common stock at $0.75 per share. As of December 31, 2011, we had drawn down approximately $3,418,166, on this credit facility. The outstanding balance at December 31, 2011 was $1,130,165 convertible into 1,506,887 shares of the Company's Common Stock.

On November 2, 2009, we entered into a preferred stock purchase agreement with Optimus Life Sciences Capital Partners, LLC (“Optimus”). Pursuant to the Purchase Agreement, the Company agreed to sell, and the Investor agreed to purchase, in one or more purchases from time to time at the Company’s sole discretion (i) up to 1,000 shares of Series B Preferred Stock at a purchase price of $10,000 per share, for an aggregate purchase price of up to $10,000,000, and (ii) five-year warrants to purchase shares of the Company’s common stock with an aggregate exercise price equal to 135% of the purchase price paid by the Investor, at an exercise price per share equal to the VWAP for the 5 trading days beginning on and including the Tranche Notice Date. The Warrants were issued in replacement of a five-year warrant to purchase 119,469,027 shares of common stock with an exercise price per share of $0.113 the Company issued on the Effective Date. Holders of Series B preferred stock will be entitled to receive dividends on each outstanding shares of Series B preferred stock at an annual rate of 10%. In accordance with the terms of the Series B preferred stock agreement, Optimus issued to the Company a secured promissory note in consideration for receiving warrants under each tranche. The value of each secured promissory note equals the value of the warrants that Optimus received. Each promissory note matures on the fourth anniversary of its issuance. In the event the Company redeems all or a portion of any shares of Series B preferred stock held by Optimus, the Company will be permitted to offset the full amount of such proceeds against amounts outstanding under the promissory notes. As of December 31, 2011, 1,000 shares of Series B preferred stock were outstanding.

On December 30, 2010 (the “Series C Effective Date”), the Company entered into a securities purchase agreement (the “Series C Purchase Agreement”) with Socius CG II, Ltd., a Bermuda exempted company ( “Socius”). The Company’s entry into the Series C Purchase Agreement was disclosed in the Current Report on Form 8-K filed by the Company with the SEC on December 30, 2010, and a complete copy of the Series C Purchase Agreement was filed as an exhibit to the Current Report on Form 8-K filed by the Company on January 3, 2011.Pursuant to the Series C Purchase Agreement:

●

The Company agreed to sell, and Socius agreed to purchase, in one or more purchases from time to time (each such purchase, a “Series C Tranche”) in the Company’s sole discretion (subject to the conditions set forth therein), (i) up to 2,500 shares of Series C Preferred Stock (the “Series C Preferred Shares”) at a purchase price of $10,000 per share, for an aggregate purchase price of up to $25,000,000, and (ii) a two-year warrant (the “Socius Warrant”) obligating Socius to purchase shares of the Company’s common stock  (the “Common Stock” ) with an aggregate exercise price equal to 20% of the purchase price paid by Socius for the Series C Preferred Shares sold in each Series C Tranche, at an exercise price per share equal to the closing bid price of the Company’s common stock on the date the Company provides notice of such Series C Tranche (the “Series C Tranche Notice”). On each date that the Company delivers a Series C Tranche Notice to Socius, Socius shall also become obligated, pursuant to a right automatically vesting on such Series C Tranche Notice date, to purchase that number of shares of Common Stock ( such shares of Common Stock the “Additional Investment Shares”) equal in dollar amount to 100% of the Series C Tranche amount set forth in the Series C Tranche Notice at a price per share equal to the closing bid price of the Common Stock on the Series C Tranche Notice date.

●

The Series C Purchase Agreement requires that, when the Company requests Socius to purchase a tranche of Series C Preferred Shares, the mandatory purchase by Socius of the related Additional Investment Shares must occur no later than sixty (60) calendar days following the Series C Tranche Notice date. In order to determine the number of Additional Investment Shares that are issuable under the Series C Purchase Agreement, the Company assumed that the entire $25,000,000 worth of Series C Preferred Shares would be sold by the Company, obligating Socius to purchase $25,000,000 worth of Additional Investment Shares, and the Company further assumed a purchase price of $0.16 per share for such Additional Investment Shares, resulting in 156,250,000 shares of common stock being issuable to Socius as the Additional Investment Shares. As of the date of this prospectus, an aggregate of 73,796,597 Additional Investment Shares have been issued and sold by the Company. This prospectus includes the remaining 82,453,403 shares of the Company’s Common Stock issuable as Additional Investment Shares.

●

The Socius Warrant was issued to Socius on December 30, 2010 (the “Closing Date”) pursuant to a letter agreement dated January 10, 2011, Socius and the Company agreed that the Socius Warrant obligates Socius to purchase up to 30,000,000 shares of Common Stock pursuant to, simultaneous with entering into the Series C Purchase Agreement. The (the “Closing Date”). The Socius Warrant was issued with an initial exercise price per warrant is of $0.16 per share and for a total of up to 31,250,000 shares, subject to adjustment as described therein. On January 10, 2011, Socius and the Company entered into a letter agreement in which the parties agreed that, following arms-length negotiations and notwithstanding anything to the contrary in the Socius Warrant, that the initial number of shares issuable under the Socius Warrant was equal to 30,000,000. This initial number of shares presumes that the closing bid price of the Company’s common stock on the applicable Series C Tranche Notice date, and therefore the applicable per-share exercise price for the Socius Warrant, is $0.16 per share. As of the date of this prospectus, an aggregate of 14,759,319 shares have been issued and sold by the Company upon exercise of the Socius Warrant. This prospectus includes the remaining 15,240,681 shares of the Company’s Common Stock issuable upon exercise of the Socius Warrant.

●

As required by the Purchase Agreement, the Socius Warrant must be exercised for such number of shares of Common Stock equal in amount to 20% of the cumulative purchase price paid by Socius for the Series C Preferred Shares. The maximum amount of Series C Preferred Stock that Socius may become obligated to purchase under all Series C Tranches is $25,000,000. Assuming the maximum drawdown of $25,000,000 by the Company under the Series C Purchase Agreement, Socius would be required to exercise the Socius Warrant to purchase 20% of this total dollar amount, or $5,000,000 worth of shares of Common Stock.

●

The Letter Agreement modified the Socius Warrant only with respect to the number of shares initially underlying the Socius Warrant and expressly provides that, except as so modified, the Warrant shall remain unchanged and shall continue in full force and effect. The Company’s issuance of the Socius Warrant was disclosed in the Current Report on Form 8-K filed by the Company with the SEC on December 30, 2010, and the form of Socius Warrant was filed as an exhibit to the Current Report on Form 8-K filed by the Company on January 3, 2011.

●	The Company’s issuance of the Socius Warrant was disclosed in the Current Report on Form 8-K filed by the Company with the SEC on December 30, 2010, and the form of Socius Warrant was filed as an exhibit to the Current Report on Form 8-K filed by the Company on January 3, 2011.

●

  At the initial closing pursuant to the Series C Purchase Agreement, which occurred on the Closing Date, (i) Socius purchased 400 Preferred Shares and the Company received gross proceeds of  $4,000,000 (ii) the Company delivered to Socius an initial warrant (the “Initial Warrant”) obligating Socius to purchase shares of Common Stock with an aggregate purchase price of $800,000, which shall be automatically exercisable on the date a registration statement for the resale of all shares of Common Stock issuable pursuant to the Series C Purchase Agreement is declared effective, with delivery of such shares made to Socius on the trading day immediately following the exercise date at a per-share price equal to the closing bid price of the Common Stock on the delivery date, and (iii) Socius became obligated to purchase additional shares of Common Stock equal in aggregate dollar amount to $4,000,000 ( such shares of Common Stock the “Initial Investment Shares”), with delivery of such shares made to Socius on the trading day immediately following the date the registration statement is declared effective at a price per share equal to the closing  bid price of Common Stock on the delivery date.

●

The Company agreed to pay to Socius a commitment fee of $1,250,000 (the “Commitment Fee”), at the earlier of the closing of the first Series C Tranche or the six month anniversary of the Series C Effective Date.   This Commitment Fee is payable solely at the Company’s election, in cash or in the alternative, in shares of common stock valued at 88% of the volume weighted average price of the Company’s common stock on the five trading days preceding the payment date. If the Company elects to pay the Commitment Fee in shares of common stock, no cash payment would be due as the issuance of shares would satisfy the Commitment Fee obligation in full. On June 3, 2011, the six month anniversary of the Series C Effective Date, the Company issued Socius 7,562,008 shares of Common stock which represent the full payment of the commitment fee in shares.

●

The Company agreed to use its best efforts to file within 60 days of the Series C Effective Date, and cause to become effective as soon as possible thereafter, a registration statement with the Securities and Exchange Commission for the resale of all shares of common stock issuable pursuant to the Series C Purchase Agreement, including the shares of common stock underlying the Socius Warrant, shares of the common stock issuable upon exercise of the Initial Warrant, shares of common stock issuable as Initial Investment Shares, shares of common stock issuable as Additional Investment Shares, and shares of common stock issuable in payment of the Commitment Fee.

●	In the event that Socius does not comply with its obligations under the Series C Purchase Agreement (including its obligations to exercise the Socius Warrant), the Series C Purchase Agreement provides that, in addition to being entitled to exercise all rights provided therein or granted by law, the Company would be entitled to seek specific performance by Socius under the Series C Purchase Agreement and the Socius Warrant.

●

On December 30, 2010, in accordance with the Series C Purchase Agreement, the Company filed a certificate of designations for the Series C Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the state of Delaware. Pursuant to the Certificate of Designations, the Preferred Shares shall, with respect to dividend, rights upon liquidation, winding-up or dissolution, rank: (i) senior to the Company’s common stock, and any other class or series of preferred stock of the Company (collectively, with any warrants, rights, calls or options exercisable for or convertible into such Preferred Stock, the “Junior Securities”); provided, however, the Series A-1 Convertible Preferred Stock and Series B Preferred Stock (together, the “Senior Securities”) shall rank senior in right of redemption, liquidation, and dividends; and (ii) junior to all existing and future indebtedness of the Company. In addition, the Preferred Shares (a) subject to the rights of the Senior Securities, shall be entitled to receive dividends on each outstanding Preferred Share at  a rate of 6.0% per annum from the issuance date, payable in Preferred Shares, (ii) shall  not have voting rights except as set forth therein, and (iii) subject to the rights of the Senior Securities, may be redeemed at the Company’s option, commencing 4 years from the issuance date at a price per share of 100% of $10,000 plus any accrued but unpaid dividends thereon (the “Series C Liquidation Value”). Prior to redemption pursuant to the immediately foregoing, subject to the rights of the Senior Securities, the Company has the right to redeem the Preferred Shares at any time after issuance at a price per share of : (i) 136% of the Series C Liquidation Value if redeemed prior to the first anniversary of the initial issuance date, (ii) 127% of the Series C Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the initial Issuance Date; (iii) 118% of the Series C Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the initial issuance date, and (iv) 109% of the Series C Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the initial Issuance Date.

INTERESTS OF NAMED EXPERTS AND COUNSEL

The validity of the shares of common stock offered hereby will be passed upon for the Registrant by Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd fl., New York, NY 10006.

  DESCRIPTION OF BUSINESS

Overview

Advanced Cell Technology, Inc., a Delaware corporation (the “Company”, “we”, “us”, or “our”) is a biotechnology company focused on developing and commercializing human embryonic, iPS and adult stem cell technology in the emerging field of regenerative medicine.

We were incorporated in Nevada under the name Two Moon Kachinas Corp. on May 18, 2000. On December 30, 2004, we filed an amendment to our articles of incorporation to change our corporate name to A.C.T. Holdings, Inc. On January 31, 2005, we completed the acquisition of Advanced Cell Technology, Inc., a Delaware corporation (prior to the Reincorporation (as defined below), “ACT”), pursuant to the terms of an Agreement and Plan of Merger dated January 3, 2005. As a result of the transaction, we terminated our kachina doll business and succeeded to the business operations and research efforts of ACT in the field of biotechnology. On June 17, 2005, we filed an amendment to our articles of incorporation to change our corporate name to Advanced Cell Technology, Inc. On November 18, 2005, we consummated a merger with and into our wholly-owned subsidiary ACT (the “Reincorporation”).  As a result of the Reincorporation, we became a Delaware corporation.

We have acquired, developed and maintain a portfolio of patents and patent applications which, along with know-how and trade secrets, form the proprietary base for our research and development efforts in the area of embryonic, iPS and adult stem cell research. We believe that our intellectual property portfolio is one of the strongest in the field. Our team includes some of the world's leading scientists in the field of stem cell research and development, and experts in regulatory affairs and conducting clinical trials. We believe our technology base, combined with our know-how and experience both in the science and regulatory oversight of cell therapies, provides us with a strong competitive advantage and should facilitate the successful development and commercialization of products for use in the treatment of a wide array of chronic, degenerative diseases and in regenerative repair of a variety of acute diseases, such as trauma, myocardial infarction and burns.

Our belief that our intellectual property represents one of the strongest portfolios in the field is supported by:

• The early and consistent pace of filing, and the breadth of the large number of filings in the portfolio.

• The relative immaturity of this field of study.

• The limited number of truly competitive portfolios of intellectual property.

Regenerative medicine is a new and emerging field of study involving development of medical therapies based on advances in stem cell and the creation of differentiated cells and tissues in culture for use in transplantations. We have developed and maintain a broad intellectual property (IP) portfolio, with ownership or exclusive licensing of 35 issued patents and over 170 patent applications in the field of regenerative medicine and related areas. Our intellectual property includes patent rights and applications for specific applications of stem cell technology in producing retinal pigment epithelium (RPE) cells, hemangioblasts, myoblast stem cells and numerous methods and compositions for the use of these technologies and derived cells in treating retinal and other eye disease, inflammatory and autoimmune diseases, heart disease, as well as to provide agents for wound healing and replacement of blood components.

Although we have strong competitors in this field, we believe our intellectual property portfolio compares favorably with those of our competition based upon its size, focus and filing dates. With respect to the focus of our human embryonic stem cell portfolio, we believe that the manufacturing processes for generating therapeutic cell preparations and the use of the those preparations for treating diseases or otherwise repairing or replacing failing tissues will prove to be one of the technological keys to successful development of stem cell therapies. As described above, our intellectual property includes patent rights and applications for specific applications of stem cell technology. In addition, we have succeeded in deriving human embryonic cell (“hESC”) lines without destroying the donor embryo through our proprietary single blastomere derivation technology. We own or have a license to numerous other technologies directed to generating stem cell lines, including somatic cell nuclear transfer, parthenogenesis, transdifferentiation, induced pluripotency and dedifferentiation.

Our research efforts to date in human embryonic technologies include both clinical, pre-clinical and basic research efforts. In November and December 2010 we received approval for two Investigational New Drug (IND) Applications we filed with the US Food and Drug Administration (FDA) to initiate Phase I/II multicenter studies using embryonic stem cell derived retinal pigment epithelial (RPE) cells to treat patients with Stargardt’s Macular Dystrophy (SMD) in one study and patients with dry Age-related Macular Degeneration (dry AMD) in the other study. In September 2011, we received approval from U.K. Medicines and Healthcare products Regulatory Agency (MHRA) to conduct an SMD clinical trial in the United Kingdom. To date, three SMD and one dry AMD patient have been treated in the U.S. trials, and one SMD patient has been treated in the U.K. trial. These RPE cells used in these trials are derived from embryonic stem cells the company developed using our proprietary blastomere derivation techniques.

The Company has also secured Food and Drug Administration (FDA) clearance to proceed to a Phase II Clinical Trial for its Myoblast program for the treatment of heart failure, and the trial is currently being developed.  We believe that the company's myoblast technology has demonstrated that a myoblast transplantation treatment is feasible and safe in clinical trials conducted to date and that the technology could address the large market potential presented by heart failure. The stem cells used in this clinical program are our autologous adult stem cells.

The Company's Hemangioblast program for the treatment of Diseases and Disorders of Circulatory and Vascular System is in preclinical development.  These precursor cells derived from human embryonic stem (ES) cells can be used to achieve vascular repair in animal models of vascular injury.

We are focused on leveraging our key assets, including our intellectual property, our scientific team, our facilities and our capital, to accelerate the advancement of our stem cell technologies. In addition, we continue to pursue strategic collaborations with members of academia, industry and foundations to further accelerate the pace of our research efforts.

The Field of Regenerative Medicine

The emerging field of treatment called "regenerative medicine" or "cell therapy" refers to treatments that are founded on the concept of producing new cells to replace malfunctioning or damaged cells as a vehicle to treat disease, degeneration and injury. Our focus is the development of effective methods to generate replacement cells from both human embryonic and adult stem cells.

Many significant and currently untreatable human diseases arise from the loss or malfunction of specific cell types in the body. This is especially true of diseases associated with aging such as Alzheimer's disease, Parkinson's disease, type II diabetes, heart failure, osteoarthritis, macular degeneration, and aging of the immune system, known as immunosenescence. This is also true for medical conditions resulting from damage to cells due to acute disease, such as trauma, infarction and burns. We believe that replacing damaged or malfunctioning cells with fully functional ones may be a useful therapeutic strategy in treating many of these diseases and conditions.

A stem cell is a cell that has the ability to branch out and change, or differentiate, into two or more different cell types. Stem cells are self-renewing primitive cells that have the ability to develop into functional, differentiated cells. In general, there are two broad categories of stem cells: adult stem cells and embryonic stem cells. Adult stem cells are derived from various tissues in the human body. Because they can branch out into many different cell types, they are referred to as "multipotent." Multipotent means these cells develop into multiple, but not all, types of cells in the body.

Embryonic stem cells, referred to as ES cells, which are derived from pre-implantation embryos, are unique because they are "totipotent," which means that they can develop into all cells and tissues in the body, and they self-renew indefinitely in their undifferentiated state. The ability of ES cells to divide indefinitely in the undifferentiated state without losing pluripotency is a unique characteristic that distinguishes them from all other stem cells discovered to date in humans.

Our business is focused on both the development and commercialization of adult stem cell therapies and therapies based on cells derived from ES cells or other potentially totipotent stem cell technologies.

Our adult stem cell-based products are specifically targeted at therapies for heart and other cardiovascular disease and are at a more advanced stage of development than our human ES cell based technologies. Our first human ES cell-based product, retinal pigmented epithelial cells, have entered Phase I clinical trials and several patients have already been treated. We believe retinal pigmented epithelial cells technologies have potentially broader and more powerful applications with respect to a wide range of diseases.

Human ES Cell Programs

Since the discovery of the human ES cell, medical researchers worldwide have generally recognized the significance of this new technology and have begun to focus research on the translation of this discovery into important new therapies. Specifically, researchers have focused on several key challenges including:

• isolating and purifying cell lines,

• growing stable cell lines in culture for long periods without mutations,

• manufacturing cell lines in numbers sufficient for therapy,

• differentiating ES cells into all of the cell types desired for therapies, and

• solving the potential rejection of ES cells used in therapies due to immuno-incompatibility with the patient.

We believe that solving the potential rejection of hESC-derived cells and tissues in patients is the greatest scientific obstacle to developing successful therapeutics. Our research and technologies are focused on solving this obstacle by creating stem cell therapeutics with compatible tissues or which can be used in immunopriveleged or immunosuppressed sites of transplantation in patients. Compatible tissues are referred to as being histocompatible.

We believe the potential markets for regenerative medicine and stem cell therapies are large. The table below summarizes the potential United States patient populations which we believe may be amenable to cell or organ transplantation and represent target markets for products generated through our regenerative medicine technology.

  POTENTIAL U.S. PATIENT POPULATIONS FOR CELL-BASED THERAPIES

Medical Condition	Number of Patients*
Cardiovascular disease	70 million *
Autoimmune disease	50 million *
Diabetes	18 million
Osteoporosis	10 million
Cancer	10 million
Alzheimer's disease	4.5 million
Parkinson's disease	1 million
Burns (severe)	1.1 million
Spinal-cord injuries	0.25 million
Birth defects	0.15 million/year
Macular Degeneration	10 million

* These estimates are based on patient estimates published by the following organizations from April 2005 to the present: the American Heart Association, the American Autoimmune Related Diseases Association, SEER (Surveillance, Epidemiology and End Result), American Burn Association, March of Dimes, the Alzheimer's Association, the Alzheimer's Disease Education & Referral Center (National Institute on Aging), the National Institutes of Health's National Institute on Neurological Disorders and Stroke, the Foundation for Spinal Cord Injury Prevention, Care & Cure, the Centers for Disease Control and Prevention, the American Association of Diabetes Educators, the Northwest Parkinson's Foundation, the Parkinson's Action Network and the American Macular Degeneration Foundation.

Our Human Embryonic Stem Cell Technologies

In certain countries, the use of human embryonic stem cells has raised certain ethical, legal and social issues previously rooted in the fact that the initial discovered methods for generating human ES cells required the destruction of preimplantation embryos in order to isolate a cellular fraction called the inner cell mass (or “ICM”).  We have developed an alternative to ICM-derivation of hESC - a method which utilizes single cell biopsy to remove a single blastomere from a 4-8 cell preembryo in a manner which does not result in the destruction of the preembryo. While the overall process for deriving hESC lines from single blastomeres is proprietary to ACT, and covered by an issued U.S. patent, the single cell biopsy technique is one that has been used routinely for more than decade by in vitro fertilization clinics as part of a process called preimplantation genetic diagnostics (PGD). In those clinics, single cells are removed from 4-8 cell pre-embryos and tested for genetic and chromosomal abnormalities, and embryos which pass PGD screening can then be used for implantation, suggesting to us that the single cell biopsy process is not only non-destructive, but may further be considered as a process which does not subject the preembryo to any undue risk of harm.

In August 2001, then-President George Bush set guidelines for federal funding of research on embryonic stem cells from human embryos created by in-vitro fertilization, referred to as IVF, limiting funding to just 60 lines. However, in March 2009, President Barack Obama issued an executive order opening the door to a significant increase in federal funding for ES cell research.  That led to the National Institutes of Health (NIH) to promulgate new guidelines for registering hESC lines for federal eligibility. Between the time the proposed guidelines were published for comment, and the final guidelines were promulgated as rule later in 2009, the NIH changed the definition of “human Embryonic Stem Cell” to require that the stem cells must be derived from the inner cell mass of an embryos. This definitional change, which the NIH admitted in 2010 was a mistake in retrospect, has nevertheless restricted eligibility of hESC lines for federal funding to only ICM-derived hESC lines and as such has excluded our single blastomere-derived lines for eligibility. While we continue to work with the NIH towards promulgation of revised guidelines that remove this definitional limitation, research using our hESC lines does not currently qualify for federally-funded grants. It should be noted that this limitation is only with respect to obtaining federal funding of research, and not a limitation on our ability to use our own money or grants from other third parties to advance our research, nor does it prohibit the marketing of our hESC-derived therapeutics if and when such products may be approved by the FDA.

In addition to the allogeneic sourced approaches we have followed for certain of our cell therapy product opportunities, we have also maintained a strategic focus on producing pluripotent cell lines that are histocompatible with the patients in which the cells are to be injected or transplanted. We have numerous proprietary technologies that we believe will generate histocompatible, pluripotent stem cells for patient-specific application, including both techniques for generating hESC lines as well as induced Pluripotency (iPS) techniques. These various cell derivation techniques may help to improve the potential for effective use as transplants for a wider range of diseases and degenerative disorders in human patients. If successfully developed, our cellular reprogramming and pluripotent stem cell technologies will make it possible to produce cells that have the proliferative capacity of ES cells, have specific therapeutic application, and are immunologically compatible with the patient.

All of our non-ES cell technologies are at the level of basic research or in the pre-clinical stage of development.

Our Cell Therapy Research Programs

Regenerative medicine requires that stem cells, from whatever source derived, be differentiated, or re-differentiated, into specific body cell types and then physically transplanted into a patient. Differentiation into tissues such as retinal or corneal tissues, cardiac muscle, blood, and other tissues occurs spontaneously in ES cells being cultured in a dish. Successful application of stem cell technology will require developing appropriate manufacturing controls over the specific kinds of cells into which stem cells differentiate. Control of differentiation and the culture and growth of stem and differentiated cells are important current areas of research for us. We intend to continue to pursue differentiation approaches both in-house and through collaborations with other researchers who have particular interests in, and skills related to, cellular differentiation. These efforts include using both animal and human stem cell lines. Our research in this area includes projects focusing on developing many different cell types that may be used in the future to treat a wide range of diseases.  As an example, our researchers have generated stable retinal pigment epithelium, or RPE, cell lines for use in our clinical retinal program and are working on projects to generate stable cell lines with particular focus on blood lineage and vascular epithelial cell lines from hemangioblast cells.

Retinal Pigment Epithelium Program. In November, 2006 we published data demonstrating human ES cell-derived RPE cells were capable of rescuing visual function in Royal College of Surgeon rats. Following the publication of that data, we entered into a pre-clinical development collaboration with Casey Eye Institute at Oregon Health & Science University. The purpose of the collaboration was to conduct dosage and safety studies in preparation for IND and Phase I human clinical trials.  As mentioned, in November 2009 we filed an Investigational New Drug (IND) Application with the US Food and Drug Administration (FDA) to initiate a Phase I/II multicenter study using hESC-derived RPE cells to treat patients with Stargardt’s Macular Dystrophy (SMD). We also filed IND Application with the FDA to initiate a Phase I/II multicenter study using the same hESC-derived RPE cells to treat patients with Age-related Macular Degeneration. In November and December 2010 we received approval for both of these IND Applications. In September 2011, we received approval from U.K. Medicines and Healthcare products Regulatory Agency (MHRA) to conduct an SMD clinical trial in the United Kingdom. To date, three SMD and one dry AMD patient have been treated in the U.S. trials, and one SMD patient has been treated in the U.K. trial. These RPE cells use in these trials are derived from embryonic stem cells the company developed using our proprietary blastomere derivation techniques. Preliminary results for the first dry AMD and first SMD patient were first published on January 24, 2012 in the online version of the Lancet. See www.thelancet.comand doi:10.1016/S0140-6736(12)60028-2.

Hemangioblast Program. Hemangioblasts are a newly-characterized stem cell capable of differentiating into both hematopoietic, meaning blood cell-forming, and angiogenic, meaning blood vessel endothelium-forming, cells. We believe it will be possible to utilize hemangioblast cells to repair age-related endothelial dysfunction associated with numerous significant age-related diseases, including cardiovascular disease, stroke, and perhaps even cancer, as well as correct ischemic conditions, such as peripheral ischemia associated with diabetes. In 2006 we successfully derived hemangioblast cells generated from the company's blastomere-derived hESC lines. In 2007, we published data reporting that through utilization of hemangioblast based therapy we generated function in vivo with respect to the repair of ischemic retinal vasculatures and restoration of blood flow in ischemic limbs. In addition, we also reported increased survival rates of animals suffering from myocardial infarction.  The hemangioblast program is currently in preclinical development.

Adult Stem Cell Program

Our adult stem cell-based program is developing an autologous myoblast transplantation therapy delivered using a minimally invasive catheter injection system to restore cardiac function in patients with advanced heart disease. The key target for the therapy will be heart failure patients with New York Heart Association ("NYHA") scores Class II to IV. The company's therapy could also benefit patients supported on ventricular assistance devices and potential additional indications, such as acute myocardial infarction, peripheral artery disease, and non-cardiac tissue repair. Currently available treatment options for heart failure patients are inadequate and can only slow the progression of heart failure; none can halt or reverse the process. We believe our autologous myoblast transplantation therapy uses patented myoblast compositions for catheter delivery to the heart offering repair of the disease in heart failure patients and for those end-stage disease patients on ventricular assistance device support.

These indications represent a significant unmet medical need and hold significant potential for clinical approval.

Our transplantation therapy involves extraction through simple biopsy from a patient's thigh of myoblasts, which are non-embryonic, skeletal muscle stem cells, which can be expanded in culture and injected back into damaged and scarred regions of the heart. This therapy promotes repair of damaged cardiac tissue by autologous cells, thereby avoiding immune rejection as each patient receives their own cells. Skeletal muscle, unlike heart muscle, can repair itself after injury. Skeletal muscle contains immature myoblasts that can fuse with surrounding myoblasts or with damaged muscle fibers to regenerate contractile skeletal muscle. In experimental models, our researchers have demonstrated that skeletal myoblasts can be transplanted into an infarcted myocardium with the subsequent development of elongated, striated cells characteristic of both skeletal and cardiac muscle. Our Phase I clinical studies have demonstrated the efficacy of this therapy on a preliminary basis.

We have received FDA approval to proceed with our Phase II clinical trial, to evaluate the applications for myoblast transplantation in slowing and/or reversing the impact of heart failure.

We perform our myoblast expansion, packaging, shipment, and quality testing using proprietary procedures that adhere to GMP regulations for manufacturing clinical trial material. After expansion, the myoblasts are packaged and delivered to the clinical site for implantation into the injured heart tissue by a surgeon or interventional cardiologist. To maximize cell therapy effectiveness, adequate numbers of cells must be delivered to the site of damage in a repeatable and safe manner. Our therapy utilizes a minimally invasive catheter-based delivery methodology, which provides a safe, targeted and high efficiency approach to cell delivery to the infarct area.

We believe that, unlike currently available treatment options, myoblast therapy has the ability to repair and improve the function of a damaged heart.

Our preclinical and Phase I clinical studies support the conclusion that our therapy presents significant advantages over currently available treatments, including:

• Ability to restore cardiac function through new muscle formation

• Ability to prevent further decline of heart function

• No risk immunological rejection of myoblasts due to autologous nature of the therapy

• Complementary to and capable of improving outcomes of current therapeutic options for heart disease

• hematopoietic cells for blood diseases and cancer,

• myocardial and endothelial vascular tissue for cardiovascular disease,

• congestive heart failure, myocardial infarction and other cardiovascular disease

• skin cells for dermatological conditions,

• retinal pigment epithelium cells as treatment for macular degeneration and retinal pigmentosis,

• neural cells for spinal cord injury, Parkinson's disease and other neuro-degenerative diseases,

• pancreatic islet ß cells for diabetes,

• liver cells for hepatitis and cirrhosis,

• cartilage cells for arthritis, and

• lung cells for a variety of pulmonary diseases.

Our Intellectual Property

Our research and development is supported by a broad intellectual property portfolio. We currently own or have exclusive licenses to over 35 patents and have over 170 patent applications pending worldwide in the field of regenerative medicine and stem cell therapy. In the past two years, the United States Patent and Trademark office has granted several of our patents covering the methods we use to derive and produce our RPE cell therapy product that is currently being used in ongoing clinical trials in the United States and United Kingdom. We also have non-exclusive rights to a portfolio of patents and patent applications that support our core intellectual property.

Our success will likely depend upon our ability to preserve our proprietary technologies and operate without infringing the proprietary rights of other parties. However, we may rely on certain proprietary technologies and know-how that are not patentable. We protect such proprietary information, in part, by the use of confidentiality agreements with our employees, consultants and certain of our contractors.

We maintain a disciplined patent policy and, when appropriate, seek patent protection for inventions in our core technologies and in ancillary technologies that support our core technologies or which we otherwise believe will provide us with a competitive advantage. We pursue this strategy by filing patent applications for discoveries we make, either alone or in collaboration with scientific collaborators and strategic partners, including with respect to our RPE cell therapy program and the methods we use to derive and produce our RPE cell therapy product. Typically, although not always, we file patent applications both in the United States and in select international markets. In addition, we plan to obtain licenses or options to acquire licenses to patent filings from other individuals and organizations that we anticipate could be useful in advancing our research, development and commercialization initiatives and our strategic business interests.

The following table identifies the issued patents we own or license that we believe currently support our products and technology platform.

Owned by Advanced Cell Technology, Inc.

Patent Number	Country	Filing Date	Issue Date	Expiration Date*	Title

7838727	United States	11/4/2005	11/23/2010	3/29/2006	DERIVATION OF EMBRYONIC STEM CELLS
7893315	United States	5/3/2007	2/22/2011	11/4/2025	DERIVATION OF EMBRYONIC STEM CELLS AND EMBRYONIC-DERIVED CELLS
7736896	United States	7/20/2005	6/15/2010	1/11/2026	MODALITIES FOR THE TREATMENT OF DEGENERATIVE DISEASES OF THE RETINA
516236	New Zealand	6/30/2000	4/7/2005	6/30/2020	CYTOPLASMIC TRANSFER TO DE-DIFFERENTIATE RECIPIENT CELLS
2002322522	Australia	7/18/2002	5/17/2010	7/18/2022	METHODS AND COMPOSITIONS FOR CELL THERAPY
6808704	United States	9/6/2000	10/26/2004	2/18/2021	METHOD FOR GENERATING IMMUNE-COMPATIBLE CELLS AND TISSUES USING NUCLEAR TRANSFER TECHNIQUES
783162	Australia	9/6/2000	1/12/2006	9/6/2020	METHOD FOR GENERATING IMMUNE-COMPATIBLE CELLS AND TISSUES USING NUCLEAR TRANSFER TECHNIQUES
265679	Mexico	9/6/2000	4/3/2009	9/6/2020	METHOD FOR GENERATING IMMUNE-COMPATIBLE CELLS AND TISSUES USING NUCLEAR TRANSFER TECHNIQUES
536786	New Zealand	11/24/2004	1/11/2007	9/6/2020	METHOD FOR GENERATING IMMUNE-COMPATIBLE CELLS AND TISSUES USING NUCLEAR TRANSFER TECHNIQUES

782385	Australia	10/13/2000	11/3/2005	10/13/2020	METHODS OF PRODUCING DIFFENTIATED PROGENITOR CELLS AND LINEAGE-DEFECTIVE EMBRYONIC STEM CELLS
518191	New Zealand	10/13/2000	5/10/2004	10/13/2020	METHODS OF PRODUCING DIFFENTIATED PROGENITOR CELLS AND LINEAGE-DEFECTIVE EMBRYONIC STEM CELLS
531844	New Zealand	9/6/2000	12/8/2005	9/6/2020	TELOMERE RESTORATION AND EXTENSION OF CELL LIFE-SPAN IN ANIMALS CLONED FROM SENESCENT SOMATIC CELLS
7910369	United States	8/24/2005	3/22/2011	10/10/2025	NOVEL CULTURE SYSTEMS FOR EX VIVO DEVELOPMENT
7621606	United States	8/27/2002	11/24/2009	8/27/2022	TRANS-DIFFERENTIATION AND RE-DIFFERENTIATION OF SOMATIC CELLS AND PRODUCTION OF CELLS FOR CELL THERAPIES
7794704	United States	1/24/2005	9/14/2010	1/11/2026	METHODS FOR PRODUCING ENRICHED POPULATIONS OF HUMAN RETINAL PIGMENT EPITHELIUM CELLS FOR TREATMENT OF RETINAL DEGENERATION
7795025	United States	7/21/2006	9/14/2010	1/11/2026	METHODS FOR PRODUCING ENRICHED POPULATIONS OF HUMAN RETINAL PIGMENT EPITHELIUM CELLS
2005207042	Australia	1/24/2005	12/23/2010	1/24/2025	MODALITIES FOR THE TREATMEANT OF DEGENERATIVE DISEASES OF THE RETINA
ZL200580007359.0	China	1/24/2005	6/29/2011	1/24/2025	MODALITIES FOR THE TREATMEANT OF DEGENERATIVE DISEASES OF THE RETINA
548929	New Zealand	1/24/2005	2/25/2011	1/24/2025	MODALITIES FOR THE TREATMEANT OF DEGENERATIVE DISEASES OF THE RETINA
7696404	United States	12/27/2002	4/13/2010	11/29/2020	EMBRYONIC OR STEM-LIKE CELL LINES PRODUCED BY CROSS SPECIES NUCLEAR TRANSPLANTATION…
ZL00818200.0	China	12/20/2000	10/18/2006	12/20/2020	METHOD TO PRODUCE CLONED EMBRYOS AND ADULTS FROM CULTURED CELLS
519347	New Zealand	12/20/2000	11/11/2004	12/20/2020	METHOD TO PRODUCE CLONED EMBRYOS AND ADULTS FROM CULTURED CELLS
8017393	United States	4/13/2007	9/13/2011	4/13/2026	HEMANGIO-COLONY FORMING CELLS
5453366	United States	3/15/1993	9/26/1995	9/26/2012	METHOD OF CLONING BOVINE EMBRYOS

5496720	United States	2/10/1993	3/5/1996	3/5/2013	PARTHENOGENIC OOCYTE ACTIVATION
6194202	United States	3/4/1996	2/27/2001	2/10/2013	PARTHENOGENIC OOCYTE ACTIVATION
6077710	United States	10/21/1998	6/20/2000	2/10/2013	PARTHENOGENIC OOCYTE ACTIVATION
6680199	United States	5/22/2000	1/20/2004	2/10/2013	IN VITRO ACTIVATION OF MAMMALIAN OOCYTES

 Owned by Advanced Cell Technology, Inc.'s wholly-owned subsidiary Mytogen, Inc.

Patent Number	Country	Filing Date	Issue Date	Expiration Date*	Title
6673604	United States	7/24/2000	1/6/2004	7/24/2020	MUSCLE CELLS AND THEIR USE IN CARDIAC REPAIR**
6432711	United States	11/1/1994	8/13/2002	8/13/2019	EMBRYONIC STEM CELLS CAPABLE OF DIFFERENTIATING INTO DESIRED CELL LINES

University of Massachusetts Exclusive License to Advanced Cell Technology, Inc.

Patent Number	Country	Filing Date	Issue Date	Expiration Date*	Title
7951591	United States	2/27/2003	5/31/2011	7/31/2022	GYNOGENETIC OR ANDROGENETIC PRODUCTION OF PLURIPOTENT CELLS AND CELL LINES, AND USE THEREOF TO PRODUCE DIFFERENTIATED CELLS AND TISSUES
782846	Australia	10/27/2000	12/15/2005	10/27/2020	GYNOGENETIC OR ANDROGENETIC PRODUCTION OF PLURIPOTENT CELLS AND CELL LINES, AND USE THEREOF TO PRODUCE DIFFERENTIATED CELLS AND TISSUES
ZL00816098.8	China	10/27/2000	2/6/2009	10/27/2020	GYNOGENETIC OR ANDROGENETIC PRODUCTION OF PLURIPOTENT CELLS AND CELL LINES, AND USE THEREOF TO PRODUCE DIFFERENTIATED CELLS AND TISSUES
149175	Israel	10/27/2000	3/31/2011	10/27/2020	GYNOGENETIC OR ANDROGENETIC PRODUCTION OF PLURIPOTENT CELLS AND CELL LINES, AND USE THEREOF TO PRODUCE DIFFERENTIATED CELLS AND TISSUES
518365	New Zealand	10/27/2000	8/12/2004	10/27/2020	GYNOGENETIC OR ANDROGENETIC PRODUCTION OF PLURIPOTENT CELLS AND CELL LINES, AND USE THEREOF TO PRODUCE DIFFERENTIATED CELLS AND TISSUES

__________________________

*         Actual patent expiration dates may differ from the dates listed herein including due to patent term adjustments pursuant to 35 U.S.C. § 154(b) and 37 C.F.R. §§ 1.702-1.705.

 The fundamental consequence of patent expiration is that the invention covered by that patent will enter the public domain. However, the expiration of patent protection, or anticipated patent protection, for the bulk of our portfolio is not scheduled to begin for approximately ten to fifteen years. Due to the rapid pace of technology development in this field, and the volume of intellectual property we anticipate will be generated over the next decade, it is unlikely that the expiration of any existing patents or patent rights would have an adverse effect on our business. In addition, we continue to file new patent applications as refinements to our products are made and clinical results are generated. Due to our current stage of development, our existing patent portfolio is not currently supporting a marketed product, so we will not suffer from any reduction in product revenue from patent expiration. Any actual products that we develop are expected to be supported by intellectual property covered by granted patents or current patent applications that, if granted, would not expire for 20 years from the date first filed. For example, the granted United States patents covering our RPE cell therapy product do not begin to expire until 2025. Due to the early stage of our business, we differ from, for example, the pharmaceutical industry where the loss of a key significant patent can result in contemporaneous loss of products, programs or revenues. As our table demonstrates, our business is at the front end of the patent protection spectrum and is not expected to be significantly impacted in the near term by expiration of existing patents or patents issued in response to existing applications.

Research and License Agreements

Collaborative Agreements

On June 21, 2011, we entered into a definitive collaborative agreement with Roslin Cells LTD ("Roslin Cells") of Scotland. We will work together to establish a bank of Good Manufacturing Practice (GMP)-grade human embryonic stem cell (hESC) lines using our patented, proprietary "single-cell blastomere" technique for deriving hESC lines without destroying embryos. Stem cell lines from the resulting bank will be made available for both research and commercial purposes. Our agreement with Roslin Cells is intended to address a number of practical and ethical issues facing the field, and should make it easier for researchers to explore the enormous potential of this exciting science for the future benefit of patients."

Under the terms of the agreement, the hESC lines will be created and banked in compliance with the regulations of both the US Food and Drug Administration (FDA) and the European Medicines Agency (EMA). Roslin Cells will be responsible for maintaining the banked hESC lines, and it is anticipated that the banked hESC lines can be ushered expeditiously from laboratory settings directly into clinical programs, thereby speeding translational research. Roslin Cells will promote access to the hESC lines to both academic and commercial entities, and will establish a straightforward license which should enable third parties to have a predictable path to commercialization, at the time they choose to use the cells for discovery and preclinical research. We will continue to control any licenses to commercialization of products for the eye. We will share proceeds from these licenses, including milestone and royalty payments with Roslin Cells.

Licenses of Intellectual Property to Us

The following summarizes technology licensed to us. None of our technology that we use in our current clinical programs use any licensed technology

UMass License - On February 1, 2002 and April 16, 1996, we entered into exclusive license agreements (indefinite license period) with the University of Massachusetts. The 1996 Agreement has been amended by amendments dated September 1, 1997, May 31, 2000 and September 19, 2002. Pursuant to these agreements, the University of Massachusetts, referred to as UMass, exclusively licensed to us certain biological materials, patent rights and related technology for commercialization in specified fields. The license agreements require us to use diligent efforts to develop licensed products and licensed services and require us to pay certain royalties, minimum annual royalties, milestone payments and sublicense income to UMass. UMass received 73,263 shares of common stock of ACT as partial consideration of the license granted. In 2008, we fell behind on our payments of all UMass license fees and as such faced termination of the UMass license agreements. In April 27, 2011, we executed an Amendment of Exclusive License Agreements with UMass under which the outstanding license payments were brought current through payment to UMass of cash and stock. As part of the amendment, UMass agreed that the underlying exclusive license to the Company was considered to be in continual full force and effect since its original execution date.

2002 License - Under the 2002 license, UMass licenses to us certain patent rights relating to the cloning of non-human animals for use in connection with the development, manufacture and sale of products and services in the field of non-human animals for agriculture, companion animals, research and diagnostic products, non-human and human therapeutics, and neutraceuticals, except production of immunoglobulin in the blood of Bos taurus and Bos indicus. We are required to pay royalties to UMass ranging from 1.5% to 2.0% based on the covered product or service. We agreed to pay minimum royalty payments of $15,000 on the first and second anniversary of the agreement, $20,000 on the third anniversary, $25,000 on the fourth anniversary, and increasing to $45,000 on the fifth anniversary and for each year thereafter. We also agreed to make milestone payments to UMass of up to $1,630,000 upon the achievement of various development and commercialization milestones. Finally, we have agreed to pay UMass 18% of all sublicense income.

1996 License - The 1996 license covers certain patent rights, biological materials and know-how related to the cloning of non-human animals and cells for use in cell fields except the production of immunoglobulin in the blood of Bos taurus and Bos indicus. We are required to pay royalties ranging from 2.5% to 4.5% on net sales of products and services covered by the license, and minimum royalty payments in the amount of $15,000 per year (beginning on the later of the fourth year after the effective date of the agreement or the completion of certain clinical trials) for net sales on products and services for use in human therapeutics, and $30,000 per year (beginning in the third year after the effective date of the agreement) for net sales on products and services for all uses other than in human therapeutics. UMass agreed to waive minimum royalty payments during any calendar year in which we fund research at UMass in the aggregate amount of $300,000. There are no milestone payments. We agreed to pay UMass 18% of all sublicense income except for equity. With respect to equity, we are required to pay UMass an amount equal to 10% of the total equity we receive for any transfer of rights under the 1996 license.

Both the 2002 agreement and the 1996 agreement, as amended, remain in effect until all issued patents within the patent rights licensed under the agreement have expired, or for a period ten years after the effective date of the agreement if no patents have issued within that ten-year period. Each party has the right to terminate the agreement upon the occurrence of a material uncured breach. We also have the right to terminate at any time for any reason with ninety days' written notice.

Wake Forest License - On January 26, 2001, we entered into a materials and research data license agreement with Wake Forest University (indefinite license period), pursuant to which WFU granted to us a worldwide, exclusive, royalty-free, perpetual and irrevocable right and license to use certain data and stem cells and stem cell cultures created by us from biological materials provided by WFU to us for specified purposes only. The agreement allows us to utilize certain primate skin cells and ovary materials produced by WFU and transferred to us pursuant to an agreement relating to the transfer of biological materials. There are no milestone payments. There are no royalty requirements unless we desire to negotiate a commercial license for use of the biological materials provided to us by WFU. WFU received 60,000 shares of common stock of ACT Group, Inc., a now dissolved Delaware corporation referred to hereinafter as ACT Group. We have agreed to provide WFU samples of stem cells for WFU's research, education and teaching purposes and we have a first option to obtain an exclusive license to any intellectual property rights claimed by WFU in connection with the use of such stem cells. The term of the license granted is perpetual and irrevocable absent a breach by us.

GenVec Agreement - On December 28, 2005, Mytogen and GenVec, Inc. entered into a patent assignment and security agreement (indefinite period). Under the agreement, as amended on July 31, 2007, GenVec assigned certain agreements and intellectual property to Mytogen, and retained a royalty-free non-exclusive license, with the right to grant sublicenses, to practice the intellectual property in connection with products, processes or services developed or provided by GenVec other than autologous and allogenic skeletal myoblasts for cardiac therapy. Under the original agreement, Mytogen granted a security interest in the assigned intellectual property, but the security interest was released in the amendment to the agreement. Under the agreement, as amended, Mytogen must use commercially reasonable efforts to commercialize the assigned intellectual property, including by spending specified amounts in support of research and development in support of such commercialization; Mytogen must pay GenVec one-half of the first milestone payment (anticipated to be two million U.S. dollars) received by Mytogen under the Terumo Agreement; and Mytogen must also pay GenVec four percent (4%) of the net sales revenue from sales or other provision of products, processes or services covered by the agreement.

Exclusive Licenses of Intellectual Property by Us

The following summarizes licenses from us to third parties.

Exeter Life Sciences License - On October 22, 2003, we entered into an exclusive license with Exeter Life Sciences, Inc. (indefinite license period), pursuant to which we exclusively licensed to Exeter certain technology and patent rights for use in the fields of agriculture, endangered species, companion animals and equine animals. The license also grants Exeter a right of first negotiation to any improvement patents that are obtained by us that relate to the licensed intellectual property or which are useful, necessary or required to develop or manufacture certain animals, cells or tissues within the defined fields of use.

Under the agreement, we license rights to certain patent rights and technology useful for the fields of use of non-human animals for agriculture, endangered animals and companion animals; excluding production of such animals for the primary purpose of producing human and non-human animal therapeutics and human healthcare products, including without limitation the production of biopharmaceutical agents in milk, such as proteins, peptides and polypeptides for pharmaceutical, neutraceutical or other use, and excluding the production of immunoglobulin in the blood of Bos taurus and Bos indicus.

Lifeline License - On May 14, 2004, we entered into three license agreements (indefinite license periods) with Lifeline Cell Technology, formerly known as PacGen Cellco, LLC; the licenses were subsequently amended in August 2005. Pursuant to the license agreements, as amended, we licensed to Lifeline, on an exclusive or non-exclusive basis, as applicable, certain know-how and patent rights for, among other things, the research, development, manufacture and sale of human cells for cell therapy in the treatment of human diabetes and liver diseases, and retinal diseases and retinal degenerative diseases. The license agreements require milestone payments up to $1.75 million in the aggregate. The agreement requires Lifeline to meet minimum research and development requirements. The licenses continue until expiration of the last valid claim within the licensed patent rights. Either party may terminate the agreements for an uncured breach, and Lifeline may terminate the agreement at any time with 30 days' notice.

Start Licensing License - On August 30, 2006, we entered into a Settlement and License Agreement with UMass and Start Licensing, Inc. (indefinite license period). See description of this agreement above. Pursuant to this agreement, we granted Start Licensing a worldwide, exclusive, fully paid-up and royalty-free license, with the right to grant sublicenses, to certain patent rights for use in connection with all uses and applications in non-human animals. The agreement was reached in connection with the settlement of the patent interference actions. The terms of the agreement also includes an initial payment to us, which has been made, and certain milestone payments. In addition, under the agreement, Start, Geron Corporation and Roslin Institute ("Roslin") each agree not to sue us under certain patent applications owned by Roslin.

Terumo Agreement – On September 4, 2002, Diacrin, Inc. and Terumo Corporation entered into a development and license agreement (indefinite license period); the agreement was transferred to Mytogen on December 28, 2005. Under the agreement, the parties agreed to collaborate to develop and commercialize products in the field described as autologous skeletal myoblasts for cardiac therapy (and conditionally allogenic skeletal myoblasts for cardiac therapy) in Japan and such other Asian countries as the parties may agree. This agreement is no longer in effect as of December 31, 2010.

Pharming Technologies B.V. License - On February 26, 2008, we entered into a License Agreement with Pharming Technologies B.V., referred to as Pharming, pursuant to which we exclusively licensed to Pharming certain patents including oocyte activation patents for all uses and applications in or related to non-human animals (indefinite license period). We retained all use and applications of such patents in or related to humans. This agreement is no longer in effect as of December 31, 2010.

 Transition Holdings, Inc. - On December 18, 2008, we entered into a license agreement with an Ireland-based investor, Transition Holdings Inc. (“Transition”), for certain of our non-core technology (indefinite license period). This license was terminated effective February 9, 2011.

Stem Cell & Regenerative Medicine International, Inc. - On December 1, 2008, the Company and CHA Bio & Diostech Co., Ltd. (“CHA”), a leading Korean-based biotechnology company focused on the development of stem cell technologies, formed an international joint venture. The new company, Stem Cell & Regenerative Medicine International, Inc. (“SCRMI”), will develop human blood cells and other clinical therapies based on our Hemangioblast Program, one of our core technologies. SCRMI has agreed to pay the Company fee of $500,000 for an exclusive, worldwide, license to the Hemangioblast Program (indefinite license period). On July 21, 2011, the Company and CHA entered into a binding term sheet to restructure certain aspects of SCRMI. Under the terms of the binding Term Sheet, SCRMI exclusively licensed the rights to the hemangioblast program to ACT for North America (United States and Canada) and to CHA Biotech for Korea and Japan. Further, under the terms of the agreement, ten (10) SCRMI scientists involved in hemangioblast research have been reassigned to ACT. The ownership in SCMRI remains largely unchanged between ACT and CHA Biotech, with the joint venture ceasing internal research activity and transitioning to a licensing entity.

CHA – On March 31, 2009, we entered into a licensing agreement (indefinite license period) under which we have licensed our retinal pigment epithelium (“RPE”) technology, for the treatment of diseases of the eye, to CHA for development and commercialization exclusively in Korea. We are eligible to receive up to $1.9 million in fees based upon achieving certain milestones, including us making an IND submission to the US FDA to commence clinical trials in humans using the technology, which we currently plan to do during the second half of 2009. We received an up-front fee of $250,000 and additional consideration under the agreement in the amount of $850,000. Under the terms of the agreement, CHA will incur all of the cost associated with RPE clinical trials in Korea.

CHA – On May 21, 2009, we have entered into a licensing agreement (indefinite license period) under which we will license our proprietary single blastomere technology, which has the potential to generate stable cell lines, including retinal pigment epithelium (RPE) cells for the treatment of diseases of the eye, to CHA for development and commercialization exclusively in Korea. We received a $300,000 up-front license fee, and received an additional $300,000 in December 2009. We believe there are some 200 different retinal diseases that may be impacted by this stem cell derived therapy including macular degeneration. Age-related macular degeneration (AMD) affects more than 30 million people worldwide and is the leading cause of blindness in people over 60 years of age in the United States (Source: Foundation For Fighting Blindness).

Embroyme Sciences, Inc. – In 2008, we entered into a license agreement (indefinite license period) whereby we licensed to Embryome Sciences certain cell processing technologies, including the technology licensed from Kirin Beer.We received an up-front payment of $470,000 and will receive royalties from future sales of product that utilizes the technologies from the licenses.

Nonexclusive Licenses of Intellectual Property by Us

We have entered into numerous nonexclusive license agreements pursuant to which we have granted non-exclusive rights to various parties to use certain patent rights in defined fields. These licenses generally provide for commercialization of our intellectual property and typically contain minimum royalties, milestones and continuing royalties based upon percentages of revenue.

Regulations

In addition to safety regulations enforced by the FDA, we are also subject to regulations under the Occupational Safety and Health Act, the Environmental Protection Act, the Toxic Substances Control Act and other present and potential future and federal, state, local, and foreign regulations.

Outside the United States, we will be subject to regulations that govern the import of drug products from the United States or other manufacturing sites and foreign regulatory requirements governing human clinical trials and marketing approval for our products. The requirements governing the conduct of clinical trials, product licensing, pricing and reimbursements vary widely from country to country.

The United States Congress, several states and foreign countries have considered legislation banning or restricting human application of ES cell-based and nuclear transfer based technologies. No assurance can be given regarding future restrictions or prohibitions that might affect our technology and business. In addition, we cannot assure you that future judicial rulings with respect to nuclear transfer technology or human ES cells will not have the effect of delaying, limiting or preventing the use of nuclear transfer technology or ES cell-based technology or delaying, limiting or preventing the sale, manufacture or use of products or services derived from nuclear transfer technology or ES cell-derived material. Any such legislative or judicial development would harm our ability to generate revenues and operate profitably.

For additional information about governmental regulations that will affect our planned and intended business operations, see "RISK FACTORS".

Employees

As of February 7, 2012, we had 30 full-time employees, of whom twelve hold Ph.D. or M.D. degrees. Eighteen employees are directly involved in research and development activities and twelve are engaged in business development and administration. We also use the services of numerous outside consultants in business and scientific matters. We believe that we have good relations with our employees and consultants.

DESCRIPTION OF PROPERTY

Our headquarters are located in Marlboro, Massachusetts, where we lease approximately 12,257 square feet of office and laboratory facilities. The current monthly rent for this property is $14,536 and increases annually over the term of the lease. The lease term is from April 1, 2010 through July 31, 2015. We also lease approximately 700 square feet of corporate office space in Santa Monica, CA. The lease for our Santa Monica office terminates on February 28, 2013. The monthly rent for this space is $2,170.

LEGAL PROCEEDINGS

On August 9, 2011, Advanced Cell Technology Inc. (the “Company”) entered into a settlement agreement and mutual release (the “Settlement Agreement”) with Midsummer Investment, Ltd. and Midsummer Small Cap Master, Ltd. (collectively, “Midsummer”).

Pursuant to the Settlement Agreement, upon tender by Midsummer to the Company of warrants held by Midsummer to purchase a total of 20,319,731 shares of the Company’s common stock (the “Warrants”),  and duly executed notices of exercise (deemed to occur upon execution of the Settlement Agreement), the Company, to settle errors involving warrant issuances to Midsummer, agreed to (i) deliver to Midsummer an aggregate of 36,000,000 shares of the Company’s common stock (the “Current Shares”), as an  exercise of the Warrants in respect of a partial exercise of Warrants, (ii) undertake to issue 30,585,774 additional shares of the Company’s common stock (the “Future Shares”), as an exercise of the remainder of the Warrants within ten days of the date that the Company shall have sufficient authorized and unissued shares of Common Stock (“Authorized Share Increase”) which are not otherwise reserved for issuance for other purposes to enable the Company to issue all of the Future Shares and (iii) issue 3,058,577 shares of the Company’s common stock (the “Additional Future Shares”) for every calendar month elapsed between the date of delivery of the Current Shares and the date following delivery of the Future Shares.  The Company and Midsummer provided mutual general releases. Advanced Cell Technology delivered to Midsummer 30,585,774 future shares and 15,292,885 additional future shares for a total of 45,878,659 shares on January 31, 2012, in accordance with the August 9, 2011 Settlement Agreement.

In connection with the foregoing, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

On or about September 16, 2011, Alpha Capital Anstalt (“Alpha Capital”), a Liechtenstein corporation with its principal place of business in Vaduz, Liechtenstein (“plaintiff”), filed an action against the Company in the United States District Court for the Southern District of New York, Case No. 11 CIV 6458.  Plaintiff alleges that it is or was a holder of various convertible notes and warrants issued by the Company, and that by reason of certain transactions between the Company and JMJ Financial, Inc. during 2010, the exercise and conversion prices in plaintiff’s convertible notes and warrants should have been reset.  Plaintiff demands a preliminary and permanent injunction directing that the Company deliver to it at least 39,514,859 shares of its common stock, as well as monetary damages in an amount to be determined at trial.

On October 14, 2011, the United States District Court for the Southern District of New York entered an order granting plaintiff Alpha Capital's motion for a preliminary injunction and preliminary declaratory relief in the lawsuit entitled Alpha Capital Anstalt v. Advanced Cell Technology, Inc., Case No. 11 CIV 6458 (S.D.N.Y. filed Sept. 16, 2011).  In its motion, Alpha Capital sought an order directing the Company to deliver to it at least 39,514,859 shares of its common stock in accordance with the terms of its warrants and convertible promissory notes.  The court's October 14, 2011 order directed the Company to hold in escrow 39,514,859 shares of its common stock pending the entry of a preliminary injunction, and directed Alpha Capital to submit a proposed form of order to the court by October 27, 2011. On November 1, 2011, we issued the 39,514,859 shares to Alpha Capital. On November 23, 2011, we answered Alpha Capital’s Complaint and asserted affirmative defenses. On December 12, 2011, Alpha and we submitted a Civil Case Management Plan and Scheduling Order and discovery has since commenced. Despite receiving the 39,514,859 shares on November 1, 2011 as a result of its preliminary injunction, Alpha Capital continues to seek damages against the Company. We intend to contest this case vigorously.

On October 17, 2011, Black Mountain Equities, Inc. (“BME”) filed its Complaint against us in the United States District Court for the Southern District of New York, Case No. 11 CIV 7305. On October 28, 2011, BME moved for preliminary declaratory relief and for a preliminary injunction directing us to deliver immediately at least 18,000,000 shares of our common stock to BME. On November 10, 2011, this preliminary injunction was granted and the court directed us to immediately deliver 18,000,000 shares of its common stock to BME and ordered BME to place all proceeds from the sale of our stock into an interest-earning client escrow account held by its counsel. On December 15, 2011, we answered BME’s initial Complaint and asserted counterclaims, disputing BME’s contention that it was owed 18,000,000 shares. On December 29, 2011, BME filed an Amended Complaint. On January 17, 2012, we answered the Amended Complaint and asserted revised counterclaims. Discovery will begin in this case shortly. In its Amended Complaint, BME argues that it made a cashless exercise of warrants issued by us by delivering a Notice of Exercise, asking for 18,000,000 shares of our common stock, based on a reduced exercise price and increased warrant share amount. In its counterclaims, we argue that even assuming arguendo that the exercise price of the warrants should have been reset as a result of certain JMJ Financial, Inc. transactions, BME would still only be entitled to 7,331,445 shares. Based on this calculation, we argue that BME should return to us no less than 10,668,555 shares of the stock it received on November 15, 2011 pursuant to its preliminary injunction. We intend to contest this case vigorously.

The shares that we issued to BME were issued in reliance upon the exemption from registration set forth in Section 3(a)(9) of the Securities Act of 1933, as amended, as well as Section 4(2) of the Securities Act.

On December 7, 2011, we entered into settlement agreements with certain holders of convertible promissory notes and warrants that were issued between 2005 and 2010. The settlement agreements relate to claims that the holders may have against us regarding the assertion that the conversion price of the notes and the exercise price of the warrants should have been adjusted as a result of certain transactions between the Company and JMJ Financial, Inc. during 2010.

We have entered into settlement agreements with 41 holders of the notes and/or warrants. Not included in these settlements are holders that could not be reached and 3 other holders in active litigation with the Company.  Pursuant to the settlement agreements, we agreed to issue an aggregate of 239,601,630 million shares of our common stock to the settling holders.

Because at the time of the settlement agreement we did not have a sufficient number of authorized but unissued shares of common stock to issue all of the shares of common stock pursuant to the settlement agreements, we agreed to seek approval from our stockholders to amend our certificate of incorporation to increase our authorized common stock to accommodate the shares of common stock we agreed to issue pursuant to the settlement agreements. This approval was obtained on January 24, 2012 and we amended our certificate of incorporation to increase our authorized stock on January 24, 2012.

Pursuant to the settlement agreements, we will be required to issue the shares of our common stock to the settling holders within ten business following the date we amended our certificate of incorporation to increase our authorized shares of common stock. The settlement agreements include a mutual release of claims that is effective upon the delivery of the common stock. On January 31, 2012, the Company issued a total of 239,601,630 shares of common stock to settling holders pursuant to the December 7, 2011 settlement agreements.

On December 15, 2011, the United States District Court for the Southern District of New York entered an order granting plaintiff Cranshire Capital Master Fund, Ltd.’s (“Cranshire”) motion for a preliminary injunction in the lawsuit entitled Cranshire Capital Master Fund, Ltd. v. Advanced Cell Technology, Inc., Case No. 11 CIV 8755 (S.D.N.Y. filed December 1, 2011). Cranshire claims in its lawsuit that the exercise price of warrants that we issued to Cranshire between 2005 and 2010 should have been adjusted as a result of certain transactions between our company and JMJ Financial, Inc. during 2010. The court’s December 15, 2011 order directed us to deliver 10,730,265 shares of our common stock to Cranshire. The court’s determination of the number of shares was based on a conversion price of $0.0392 per share. We issued the 10,730,265 shares to Cranshire on December 16, 2011. Rather than seek additional damages from us, Cranshire and our management have agreed to a proposed settlement yet to be finalized.

The shares that we issued to Cranshire were issued in reliance upon the exemption from registration set forth in Section 3(a)(9) of the Securities Act of 1933, as amended, as well as Section 4(2) of the Securities Act.

On October 13, 2011, CAMOFI Master LDC and CAMHZN Master LDC (the “CAMOFI Parties”) filed a Complaint, CAMOFI Master LDC, et al. v. Advanced Cell Technology, Inc., Index No. 652816-2011 (Supreme Court of New York). We answered the Complaint and asserted affirmative defenses on November 18, 2011. Discovery has commenced in this case. In their Complaint, the CAMOFI Parties argue that as a result of the transactions between us and JMJ Financial, Inc. Gemini Master Fund, Ltd. and Midsummer Investment, Ltd. respectively, the exercise prices in their Warrants and Debentures should have been reset. Consequently, the CAMOFI Parties argue that they have been denied the right to receive, in total, at least 130,795,594 shares of the Company’s common stock, which has allegedly resulted in losses to the CAMOFI Parties of at least $22,265,951. We intend to contest this case vigorously.

Two warrant holders filed substantively identical actions against ACT and Wilmington Trust, N.A., the Administrator with Will Annexed of the Estate of William Mackay Caldwell, IV, Deceased (“Caldwell”), in the United States District Court for the District of Massachusetts: Gary D. Aronson v. Advanced Cell Technology, Inc., et al., Case No.: 1:11-CV-11492-NMG, filed August 23, 2011; and John S. Gorton, as Trustee of the John S. Gorton Separate Property Trust, Dated 3/3/1993 v. Advanced Cell Technology, Inc., et al., Case No.: 1:11-CV-11515-NMG, filed August 25, 2011. Substantively identical Amended Complaints were then filed: in Aronson, on October 13, 2011; and in Gorton, on November 2, 2011. These Amended Complaints allege claims for federal securities fraud against ACT and Caldwell, and breach of contract against ACT, purportedly based on separate Warrants To Purchase Securities (the “Warrants”) executed by Plaintiffs and ACT in September 2005. Specifically, Plaintiffs allege that ACT, contrary to the terms of the Warrants, (1) issued Equity Units (as defined therein) to Gunnar Engstrom and William Woodward during the Warrants’ Pricing Period (May 1, 2005 to January 15, 2009) for less than the exercise price stated in the Warrants ($2.20 per share), thereby triggering an automatic reduction of the exercise price and a concomitant increase of the number of ACT shares purchasable under the Warrants; and (2) failed to notify Plaintiffs of the issuance of the Equity Units that purportedly triggered adjustments under the Warrants; and that ACT (3) made material misrepresentations or omissions of fact related thereto. After settlement negotiations failed to resolve these matters, and Defendants agreed to waive formal service of the Amended Complaints, ACT and Caldwell separately moved to dismiss both Plaintiffs’ Amended Complaints, arguing that: (1) Plaintiffs failed to allege any fraudulent misrepresentation or omission by ACT in connection with the Warrants and Plaintiffs failed to allege any actionable breach of the Warrants, for the simple reason that the complained-of issuances of Equity Units took place outside the Warrants’ Pricing Period; (2) even if Plaintiffs had properly alleged fraud, the Amended Complaints do not give rise to the strong inference of scienter needed to satisfy the rigorous pleading requirements of the Private Securities Litigation Reform Act, 15 U.S.C. § 78u-4; (3) Plaintiffs’ securities-fraud claims are barred by the two-year statute of limitations and five-year statute of repose applicable to securities-fraud claims, 28 U.S.C. § 1658(b)(1), (2); (4) Plaintiffs failed to allege reliance and loss causation, both necessary elements of any securities-fraud claim; and (5) Plaintiffs failed to allege a cognizable request for preliminary injunctive relief. The Defendants’ Motions to Dismiss are fully briefed in Aronson, and have been filed and served in the Gorton matter. Both Defendants requested oral argument in both cases, which are pending before Honorable Nathaniel M. Gorton, United States District Judge for the District of Massachusetts. District Judge Gorton has referred the Motions to Dismiss in both actions to Honorable Judith G. Dein, United States Magistrate Judge for the District of Massachusetts, for a report and recommendation. Oral arguments have not yet been scheduled.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward Looking Statements

This prospectus contains forward-looking statements that involve risks and uncertainties. We use words such as “may,” “assumes,” “forecasts,” “positions,” “predicts,” “strategy,” “will,” “expects,” “estimates,” “anticipates,” “believes,” “projects,” “intends,” “plans,” “budgets,” “potential,” “continue” and variations thereof, and other statements contained in this prospectus, regarding matters that are not historical facts and are forward-looking statements. Because these statements involve risks and uncertainties, as well as certain assumptions, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to risks inherent in:  our early stage of development, including a lack of operating history, lack of profitable operations and the need for additional capital; the development and commercialization of largely novel and unproven technologies and products; our ability to protect, maintain and defend our intellectual property rights; uncertainties regarding our ability to obtain the capital resources needed to continue research and development operations and to conduct research, preclinical development and clinical trials necessary for regulatory approvals; uncertainty regarding the outcome of clinical trials and our overall ability to compete effectively in a highly complex, rapidly developing, capital intensive and competitive industry. See “Risk Factors” set forth herein for a more complete discussion of these factors. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date that they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-looking statements include our plans and objectives for future operations, including plans and objectives relating to our products and our future economic performance. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, future business decisions, and the time and money required to successfully complete development and commercialization of our technologies, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of those assumptions could prove inaccurate and, therefore, we cannot assure you that the results contemplated in any of the forward-looking statements contained herein will be realized. Based on the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of any such statement should not be regarded as a representation by us or any other person that our objectives or plans will be achieved.

Executive Level Overview

We are a biotechnology company focused on developing and commercializing human stem cell technology in the emerging fields of regenerative medicine and stem cell therapy.

Critical Accounting Estimates

The discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires us to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of any contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. We regularly review our estimates and assumptions, which are based upon historical experience, as well as current economic conditions and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of certain assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates and assumptions.

We believe that the following critical accounting policies are affected by significant judgments and estimates used in the preparation of our consolidated financial statements.

Deferred Issuance Cost— Payments, either in cash or share-based payments, made in connection with the sale of debentures are recorded as deferred debt issuance costs and amortized using the effective interest method over the lives of the related debentures. The weighted average amortization period for deferred debt issuance costs is 48 months.

 Fair Value Measurements — For certain financial instruments, including accounts payable, accrued expenses and notes payable, the carrying amounts approximate fair value due to their relatively short maturities.

On January 1, 2008, we adopted ASC 820-10, “Fair Value Measurements and Disclosures.” ASC 820-10 defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the consolidated balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

•	Level 1 inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets.
•	Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
•	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

  We analyze all financial instruments with features of both liabilities and equity under ASC 480, “Distinguishing Liabilities From Equity” and ASC 815, “Derivatives and Hedging.” Derivative liabilities are adjusted to reflect fair value at each period end, with any increase or decrease in the fair value being recorded in results of operations as adjustments to fair value of derivatives. The effects of interactions between embedded derivatives are calculated and accounted for in arriving at the overall fair value of the financial instruments. In addition, the fair values of freestanding derivative instruments such as warrant and option derivatives are valued using the Black-Scholes model.

 We did not identify any other non-recurring assets and liabilities that are required to be presented in the consolidated balance sheets at fair value in accordance with ASC 815.

Revenue Recognition— Our revenues are generated from license and research agreements with collaborators. Licensing revenue is recognized on a straight-line basis over the shorter of the life of the license or the estimated economic life of the patents related to the license. License fee revenue begins to be recognized in the first full month following the effective date of the license agreement. Deferred revenue represents the portion of the license and other payments received that has not been earned. Costs associated with the license revenue are deferred and recognized over the same term as the revenue. Reimbursements of research expense pursuant to grants are recorded in the period during which collection of the reimbursement becomes assured, because the reimbursements are subject to approval.

Stock Based Compensation— We record stock-based compensation in accordance with ASC 718, “Compensation – Stock Compensation.”  ASC 718 requires companies to measure compensation cost for stock-based employee compensation at fair value at the grant date and recognize the expense over the employee’s requisite service period. We recognize in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees and non-employees.

RESULTS OF OPERATIONS

Comparison of the Years Ended December 31, 2011 and 2010

	2011		2010
		% of		% of
	Amount	Revenue	Amount	Revenue
Revenue	$506,419	100.0%	$725,044	100.0%
Cost of revenue	343,950	67.9%	216,600	29.9%
Gross profit	162,469	32.1%	508,444	70.1%
Research and development expenses	10,021,863	1979.0%	8,439,343	1164.0%
Grant reimbursements	(68,639)	-13.6%	(977,917)	-134.9%
General and administrative expenses	11,025,459	2177.1%	15,506,191	2138.7%
Change in estimate of accrued liabilities	-	0.0%	(1,263,009)	-174.2%
Loss on settlement of litigation	294,144	58.1%	11,132,467	1535.4%
Non-operating income (expense)	(51,684,761)	-10205.9%	(22,044,701)	-3040.5%
Net loss	$(72,795,119)	-14374.5%	$(54,373,332)	-7499.3%

Revenue

Revenue relates to license fees and royalties collected that are being amortized over the period of the license granted, and are therefore typically consistent between periods. The decrease in revenue during the year ended December 31, 2011, was due to license agreements that were terminated in 2011 that were recognized in 2010 revenue.

Research and Development Expenses and Grant Reimbursements

Research and development expenses (“R&D”) consists mainly of facility costs, payroll and payroll related expenses, research supplies and costs incurred in connection with specific research grants, and for scientific research.  R&D expenditures increased from $8,439,343 in 2010 to $10,021,863 for 2011.  The increase in R&D expenditures during the 2011 as compared to 2010 was primarily due to compensation increase of approximately $1,800,000, clinical trials increases of approximately $401,000, offset by decreases in legal expenses of approximately $325,000 and outside services of approximately $441,000.

Our research and development expenses consist primarily of costs associated with basic and pre-clinical research exclusively in the field of human stem cell therapies and regenerative medicine, with focus on development of our technologies in cellular reprogramming, reduced complexity applications, and stem cell differentiation. These expenses represent both pre-clinical development costs and costs associated with non-clinical support activities such as quality control and regulatory processes. The cost of our research and development personnel is the most significant category of expense; however, we also incur expenses with third parties, including license agreements, sponsored research programs and consulting expenses.

We do not segregate research and development costs by project because our research is focused exclusively on human stem cell therapies as a unitary field of study. Although we have three principal areas of focus for our research, these areas are completely intertwined and have not yet matured to the point where they are separate and distinct projects. The intellectual property, scientists and other resources dedicated to these efforts are not separately allocated to individual projects, since the research is conducted on an integrated basis.

We expect that research and development expenses will increase in the foreseeable future as we add personnel, expand our pre-clinical research, continue clinical trial activities, and increase our regulatory compliance capabilities. The amount of these increases is difficult to predict due to the uncertainty inherent in the timing and extent of progress in our research programs, and initiation of clinical trials. In addition, the results from our basic research and pre-clinical trials, as well as the results of trials of similar therapeutics under development by others, will influence the number, size and duration of planned and unplanned trials. As our research efforts mature, we will continue to review the direction of our research based on an assessment of the value of possible commercial applications emerging from these efforts. Based on this continuing review, we expect to establish discrete research programs and evaluate the cost and potential for cash inflows from commercializing products, partnering with others in the biotechnology or pharmaceutical industry, or licensing the technologies associated with these programs to third parties.

We believe that it is not possible at this stage to provide a meaningful estimate of the total cost to complete our ongoing projects and bring any proposed products to market. The use of human embryonic stem cells as a therapy is an emerging area of medicine, and it is not known what clinical trials will be required by the FDA in order to gain marketing approval. Costs to complete could vary substantially depending upon the projects selected for development, the number of clinical trials required and the number of patients needed for each study. It is possible that the completion of these studies could be delayed for a variety of reasons, including difficulties in enrolling patients, delays in manufacturing, incomplete or inconsistent data from the pre-clinical or clinical trials, and difficulties evaluating the trial results. Any delay in completion of a trial would increase the cost of that trial, which would harm our results of operations. Due to these uncertainties, we cannot reasonably estimate the size, nature nor timing of the costs to complete, or the amount or timing of the net cash inflows from our current activities. Until we obtain further relevant pre-clinical and clinical data, we will not be able to estimate our future expenses related to these programs or when, if ever, and to what extent we will receive cash inflows from resulting products.

General and Administrative Expenses

General and administrative expenses for 2011 compared to 2010 decreased by $4,480,732 to $11,025,459 in 2011. This expense decrease was primarily a result of decrease in compensation and stock issued for services from the prior year. During 2010, we issued shares of our stock to our Chief Executive Officer and directors and issued stock options to employees, for a total increase in G&A salaries, bonuses and option compensation of $10.8 million. During 2011, the compensation expense decreased by approximately $4,800,000. Our legal fees increased by approximately $321,000 due to the litigation surrounding the debenture and warrant holders of our 2005 through 2008 debentures.

Change in Estimate of Accrued Liabilities

In the year ended December 31, 2011 the Company did not recognize any gain or loss from the change in estimate of accrued liabilities. We recognized income of $1,263,009 related to reversals in our estimates of accrued liabilities during the year ended December 31, 2010. This amount relates to prior accrued liabilities where our estimate was adjusted based on new information as it became available. This amount has been separately classified in operating expenses in the accompanying consolidated statement of operations.

Loss on Settlement of Litigation

In 2010, we settled a lawsuit with an investor, whereby the Company delivered to the investor 49,220,665 shares of its common stock. Further, on September 30, 2010, under the terms of a final settlement and mutual release with the same investor, we exchanged a new convertible debenture to the investor in exchange for the investor’s outstanding convertible debenture. The terms of the new convertible debenture are the same as the amended and restated debentures, except that the amounts under the debenture are due and payable on or before December 31, 2010 and June 30, 2011. Concurrently with the settlement and release, all common stock purchase warrants previously issued to the investor were cancelled (23,701,263 warrants in total) and the legal actions were dismissed. We recorded a loss on settlement in the amount of $3,132,300 during the year ended December 31, 2010 in its accompanying statement of operations.

On December 22, 2010, Optimus CGII, Ltd. (“Optimus”) purchased a claim previously brought against the Company in a civil action by Alexandria Real Estate-79/96 Charlestown Navy Yard (“ARE”). In that action, ARE alleged that it was unable to relet the premises and therefore seeking rent for the vacated premises since September 2008. ARE also sought certain clean-up and storage expenses. On December 23, 2010, Optimus and the Company settled the claim in the amount of $8,000,167. During December 2010, we issued 55,688,368 shares of the Company’s common stock to Optimus in full settlement of this claim. Accordingly, we recognized loss on settlement in the amount of $8,000,167 in our accompanying consolidated statements of operations for the year ended December 31, 2010. This settlement ended all claims previously brought against the Company by ARE, and Optimus as bona fide claimant.

Other Income (Expense)

Other income (expense) consisted of the following:

	2011	2010	$ Change	% Change
Interest income	35,114	16,724	18,390	110%
Interest expense and late fees	(1,510,693)	(11,726,120)	10,215,427	-87%
Finance cost	(60,834,170)	(4,332,277)	(56,501,893)	1304%
Adjustments to fair value of derivatives	11,444,988	(6,209,898)	17,654,886	-284%
Gain (loss) on disposal of fixed assets	-	9,500	(9,500)	-100%
Gain on forgiveness of debt	-	197,370	(197,370)	-100%
Losses attributable to equity method investment	(820,000)	-	(820,000)	100%
Total non-operating income (expense)	(51,684,761)	(22,044,701)	(29,640,060)

Interest expense decreased $10,215,427 due to the debentures that were redeemed during 2010. The average outstanding debt during 2010 was approximately $10,240,000 compared to 2011 of approximately $288,000

Finance costs increased by $56,501,893 primarily due to the warrant and debenture settlements that occurred during the year. We have issued approximately 126.2 million shares related to settlements during 2011 and issued approximately 285.5 million shares on January 31, 2012 and February 7, 2012 which were accrued for as finance costs during the year ended December 31, 2011. We anticipate having to issue approximately an additional 133.7 million shares related to debenture settlements that were accrued for as finance costs at December 31, 2011.

Adjustment to fair value of derivatives changed from a loss of $6,209,898 in 2010 to a gain of $11,444,988 during 2011. The change of $17,654,886 is due to the fluctuation in our share price. At December 31, 2009 the share price was $0.09 and at December 31, 2010, the share price was $0.21. This increase in share price increased the derivative liability and we recorded a loss on the adjustment of the derivative liabilities. The share price at December 31, 2011 decreased from the December 31, 2010 share price of $0.21 to $0.08. This decrease in share price decreased the value of the derivative liability and we recorded a gain on the adjustment of the derivative liabilities.

Comparison of the Years Ended December 31, 2010 and 2009

	2010		2009
		% of		% of
	Amount	Revenue	Amount	Revenue
Revenue	$725,044	100.0%	$1,415,979	195.3%
Cost of revenue	216,600	29.9%	500,899	69.1%
Gross profit	508,444	70.1%	915,080	126.2%
Research and development expenses	8,439,343	1164.0%	3,531,540	487.1%
Grant reimbursements	(977,917)	-134.9%	(136,840)	-18.9%
General and administrative expenses	15,506,191	2138.7%	3,439,085	474.3%
Change in estimate of accrued liabilities	(1,263,009)	-174.2%	-	0.0%
Loss on settlement of litigation	11,132,467	1535.4%	4,903,949	676.4%
Non-operating income (expense)	(22,044,701)	-3040.5%	(25,935,554)	-3577.1%
Net loss	$(54,373,332)	-7499.3%	$(36,758,208)	-5069.8%

Revenue

Revenue relates to license fees and royalties collected that are being amortized over the period of the license granted, and are therefore typically consistent between periods. The decrease in revenue during the year ended December 31, 2010, was due to license agreements that were terminated in 2009 that were recognized in 2009 revenue. During 2009, we recognized approximately $382,000 in license fee revenue for licenses that were terminated in 2009. Further, we received $2,600,000 in license fees in 2009, and of that we recognized an additional $231,000 in license fee revenues during the year ended December 31, 2009.

Research and Development Expenses and Grant Reimbursements

Research and development expenses (“R&D”) consists mainly of facility costs, payroll and payroll related expenses, research supplies and costs incurred in connection with specific research grants, and for scientific research.  R&D expenditures increased from $3,531,540 in 2009 to $8,439,343 for 2010.  The increase in R&D expenditures during the 2010 as compared to 2009 because during 2010, the US Food and Drug Administration (“FDA”) cleared our Investigational New Drug (“IND”) application to immediately initiate a Phase I/II multicenter clinical trial using retinal cells derived from human embryonic stem cells (hESCs) to treat patients with Stargardt’s Macular Dystrophy (SMD), one of the most common forms of juvenile macular degeneration in the world. The decision removes the clinical hold that the FDA had placed on the trial. Stargardt’s Macular Dystrophy causes progressive vision loss, usually starting in children between 10 to 20 years of age. Eventually, blindness results from photoreceptor loss associated with degeneration in the pigmented layer of the retina, called the retinal pigment epithelium (RPE).

The Phase I/II trial will be a prospective, open-label study that is designed to determine the safety and tolerability of the RPE cells following sub-retinal transplantation to patients with advanced SMD. A total of twelve patients will be enrolled in the study at multiple clinical sites. The sites which are currently under consideration are the Jules Stein Eye Institute at UCLA (headed by Dr. Steven Schwartz); the Casey Eye Institute in Portland, Oregon (headed by Dr. Peter Francis of the Oregon Health Sciences University); the University of Massachusetts Memorial Medical Center in Worcester, Massachusetts (headed by Dr. Shalesh Kaushal, Chair of the Department of Ophthalmology); the UMDNJ – New Jersey Medical School in Newark, New Jersey (headed by Dr. Marco Zarbin, Chair, Institute of Ophthalmology and Visual Science); additional sites may be considered.

Further, in January 2011, the FDA cleared our IND application to treat Dry Age-Related Macular Degeneration (“AMD”) using retinal pigment epithelial (RPE) cells derived from human embryonic stem cells (hESCs).  ACT is now permitted to initiate a Phase I/II multicenter clinical trial to treat patients with Dry AMD, the most common form of macular degeneration in the world.  There are currently no treatments available for this prevalent disease of an aging global population.  Dry AMD, representing a substantial global market opportunity and afflicts between 10-15 million Americans.

Our research and development expenses consist primarily of costs associated with basic and pre-clinical research exclusively in the field of human stem cell therapies and regenerative medicine, with focus on development of our technologies in cellular reprogramming, reduced complexity applications, and stem cell differentiation. These expenses represent both pre-clinical development costs and costs associated with non-clinical support activities such as quality control and regulatory processes. The cost of our research and development personnel is the most significant category of expense; however, we also incur expenses with third parties, including license agreements, sponsored research programs and consulting expenses.

We do not segregate research and development costs by project because our research is focused exclusively on human stem cell therapies as a unitary field of study. Although we have three principal areas of focus for our research, these areas are completely intertwined and have not yet matured to the point where they are separate and distinct projects. The intellectual property, scientists and other resources dedicated to these efforts are not separately allocated to individual projects, since the research is conducted on an integrated basis.

We expect that research and development expenses will increase in the foreseeable future as we add personnel, expand our pre-clinical research, continue clinical trial activities, and increase our regulatory compliance capabilities. The amount of these increases is difficult to predict due to the uncertainty inherent in the timing and extent of progress in our research programs, and initiation of clinical trials. In addition, the results from our basic research and pre-clinical trials, as well as the results of trials of similar therapeutics under development by others, will influence the number, size and duration of planned and unplanned trials. As our research efforts mature, we will continue to review the direction of our research based on an assessment of the value of possible commercial applications emerging from these efforts. Based on this continuing review, we expect to establish discrete research programs and evaluate the cost and potential for cash inflows from commercializing products, partnering with others in the biotechnology or pharmaceutical industry, or licensing the technologies associated with these programs to third parties.

We believe that it is not possible at this stage to provide a meaningful estimate of the total cost to complete our ongoing projects and bring any proposed products to market. The use of human embryonic stem cells as a therapy is an emerging area of medicine, and it is not known what clinical trials will be required by the FDA in order to gain marketing approval. Costs to complete could vary substantially depending upon the projects selected for development, the number of clinical trials required and the number of patients needed for each study. It is possible that the completion of these studies could be delayed for a variety of reasons, including difficulties in enrolling patients, delays in manufacturing, incomplete or inconsistent data from the pre-clinical or clinical trials, and difficulties evaluating the trial results. Any delay in completion of a trial would increase the cost of that trial, which would harm our results of operations. Due to these uncertainties, we cannot reasonably estimate the size, nature nor timing of the costs to complete, or the amount or timing of the net cash inflows from our current activities. Until we obtain further relevant pre-clinical and clinical data, we will not be able to estimate our future expenses related to these programs or when, if ever, and to what extent we will receive cash inflows from resulting products.

General and Administrative Expenses

General and administrative expenses for 2010 compared to 2009 increased by $12,067,106 to $15,506,191 in 2010. This expense increase was primarily a result of shares of our stock issued to our Chief Executive Officer and directors, and stock options issued to employees, for a total increase in G&A salaries, bonuses and option compensation of $10.8 million.  Further, legal fees were higher in 2010 because we retained council to defend the Company in legal matters (see “Commitments and Contingencies” footnote to our accompanying consolidated financial statements, as well as the “Legal Proceedings” section filed in this prospectus).

Change in Estimate of Accrued Liabilities

We recognized income of $1,263,009 related to reversals in our estimates of accrued liabilities during the year ended December 31, 2010. This amount relates to prior accrued liabilities where our estimate was adjusted based on new information as it became available. This amount has been separately classified in operating expenses in the accompanying consolidated statement of operations.

Loss on Settlement of Litigation

In 2010, we settled a lawsuit with an investor, whereby the Company delivered to the investor 49,220,665 shares of its common stock. Further, on September 30, 2010, under the terms of a final settlement and mutual release with the same investor, we exchanged a new convertible debenture to the investor in exchange for the investor’s outstanding convertible debenture. The terms of the new convertible debenture are the same as the amended and restated debentures, except that the amounts under the debenture are due and payable on or before December 31, 2010 and June 30, 2011. Concurrently with the settlement and release, all common stock purchase warrants previously issued to the investor were cancelled (23,701,263 warrants in total) and the legal actions were dismissed. We recorded a loss on settlement in the amount of $3,132,300 during the year ended December 31, 2010 in its accompanying statement of operations.

On December 22, 2010, Optimus CGII, Ltd. (“Optimus”) purchased a claim previously brought against the Company in a civil action by Alexandria Real Estate-79/96 Charlestown Navy Yard (“ARE”). In that action, ARE alleged that it was unable to relet the premises and therefore seeking rent for the vacated premises since September 2008. ARE also sought certain clean-up and storage expenses. On December 23, 2010, Optimus and the Company settled the claim in the amount of $8,000,167. During December 2010, we issued 55,688,368 shares of the Company’s common stock to Optimus in full settlement of this claim. Accordingly, we recognized loss on settlement in the amount of $8,000,167 in our accompanying consolidated statements of operations for the year ended December 31, 2010. This settlement ended all claims previously brought against the Company by ARE, and Optimus as bona fide claimant.

In 2009, we settled $505,199 in accounts payable through the issuance of 39,380,847 shares of our common stock. We recorded a loss on settlement of $4,793,949 in our accompanying statements of operations for the year ended December 31, 2009.

On June 30, 2009, an investor submitted a conversion notice in the principal amount of $150,000 into 7,500,000 shares of common stock at $0.02 per share. At that time, we did not have sufficient authorized shares to satisfy this conversion notice. On July 6, 2009, by means of a settlement between the two parties, we agreed to deliver the 7,500,000 shares of our common stock no later than September 25, 2009.  We delivered the 7,500,000 shares on September 25, 2009. Further, we agreed to provide the investor with an additional $110,000 principal, which is to be upon the same terms and conditions as the original 2008 debenture. Accordingly, we recognized a loss on settlement in the amount of $110,000 during the year ended December 31, 2009.

Other Income (Expense)

Other income (expense), net, for 2010 and 2009 was ($22,044,701) and ($25,935,554), respectively. The change of ($3,890,853) is primarily due to an increase of $2,626,586 in finance costs during 2010 and an increase in interest expense of $2,535,313. Adjustments to fair value of derivative liabilities during 2010 was ($6,209,898) compared to $23,103,668 in 2009. In periods when the share price increases, the derivative securities become more attractive to exercise or in-the-money, and therefore the value of the derivative liabilities increases. Additionally, in 2009, we recognized charges related to repricing derivative liabilities in the amount of ($30,316,708). These repricing charges were incurred in connection with the modification of our debt during 2009. We also recognized $8,200,984 in loss on extinguishment of convertible debentures and note, relating to the modification of our debt during 2009.

Interest expense including late fees was $11,726,120 and $9,190,807, for the years ended 2010 and 2009, respectively.  The increase in interest expense of $2,535,313 is due to the additional debt that was issued in 2010. Further, the interest expense in 2010 was greater than in 2009 because we amortized remaining debt discounts on the 2005-2008 debentures. These debentures were repaid in full by December 31, 2010.

LIQUIDITY AND CAPITAL RESOURCES

Cash Flows

The following table sets forth a summary of our cash flows for the periods indicated below:

	Year Ended December 31,
	2011	2010	2009
Net cash used in operating activities	$(13,627,287)	$(8,782,932)	$(5,142,778)
Net cash used in investing activities	(36,830)	(219,998)	(7,538)
Net cash provided by financing activities	10,877,715	22,353,501	6,872,250
Net increase (decrease) in cash and cash equivalents	(2,786,402)	13,350,571	1,721,934
Cash and cash equivalents at the end of the period	$13,103,007	$15,889,409	$2,538,838

Cash used in operating activities changed from $8,782,932 in 2010 to $13,627,287 in 2011. The change arose from changes in net income after adjusting for non-cash items, as well as less cash received from license agreements. Cash used in operating activities in 2009 was $5,142,778. The increase in cash used in operating activities from 2009 to 2010 is primarily attributable to the decrease in accrued interest during 2010, offset by income after adjusting for non-cash items as well as differences in cash received from license agreements and changes in our accounts payable.

Cash used in investing activities was $36,830, $219,998 and $7,538 in 2011, 2010 and 2009, respectively, consisting of property and equipment purchases.

Cash generated by financing activities in 2011, 2010 and 2009 arose from proceeds from new convertible debt and preferred stock that we successfully raised. We also received $3,377,715 in 2011 upon exercises of warrants.

As of December 31, 2011, we have $13,103,007 in cash, approximately $60 million in liabilities, and $42,342,877 in negative working capital. Of the $60 million in liabilities, approximately $50.9 million will be paid with common stock per the settlement agreements and approximately $4 million is related to derivative liabilities representing the fair value of our warrants, options and beneficial conversion options.

During 2011, we received the following amounts:

•	$3.4 million as a result of cash exercises of warrants.
•	$7.5 million through the sale of our Series C preferred stock;

We plan to fund our operations for the next twelve months primarily from the following financings:

•	As of December 31, 2011, $1,581,834 is available to us upon the sale of our Series A-1 preferred stock for a maximum placement commitment of $5 million.
•	As of December 31, 2011, $13.5 million is available to us upon the sale of our Series C preferred stock for a maximum placement commitment of $25 million.
•	We continue to repay our debt financings in shares of common stock, enabling us to use our cash resources to fund our operations.

On a longer term basis, we have no expectation of generating any meaningful revenues from our product candidates for a substantial period of time and will rely on raising funds in capital transactions to finance our research and development programs.  Our future cash requirements will depend on many factors, including the pace and scope of our research and development programs, the costs involved in filing, prosecuting and enforcing patents, and other costs associated with commercializing our potential products. We intend to seek additional funding primarily through public or private financing transactions, and, to a lesser degree, new licensing or scientific collaborations, grants from governmental or other institutions, and other related transactions.  If we are unable to raise additional funds, we will be forced to either scale back or business efforts or curtail our business activities entirely.  We anticipate that our available cash and expected income will be sufficient to finance most of our current activities for at least twelve months from the date we file these financial statements, although certain of these activities and related personnel may need to be reduced.  We cannot assure you that public or private financing or grants will be available on acceptable terms, if at all.  Several factors will affect our ability to raise additional funding, including, but not limited to, the volatility of our common stock.

Contractual Obligations

At December 31, 2011, our significant contractual obligations were as follows:

	Less than	One to	Three to	More Than
	One Year	Three Years	Five Years	Five Years	Total
Operating lease obligations	195,340	342,940	84,650	-	622,930
Convertible debt	-	287,785	-	-	287,785
Total	$195,340	$630,725	$84,650	$-	$910,715

Off-Balance Sheet Arrangements

We do not maintain any off-balance sheet arrangements, transactions, obligations or other relationships with unconsolidated entities that would be expected to have a material current or future effect upon our financial condition or results of operations.

SELECTED FINANCIAL DATA

	For the Year Ended December 31,
	2011	2010	2009	2008	2007
					(restated)
Revenue	$506,419	$725,044	$1,415,979	$787,106	$647,349

Net loss	(72,795,119)	(54,373,332)	(36,758,208)	(33,903,513)	(15,898,725)

Net loss per common share:
Basic	$(0.05)	$(0.04)	$(0.07)	$(0.14)	$(0.26)
Diluted	$(0.05)	$(0.04)	$(0.07)	$(0.14)	$(0.26)

	As of December 31,
	2011	2010	2009	2008	2007
					(restated)
Total assets	$15,185,326	$19,054,152	$5,088,008	$2,577,778	$8,607,045

Long-term debt:
2005 Convertible debenture and embedded derivatives, net of discounts	$-	$-	$-	$85,997	$1,276,871
2006 Convertible debenture and embedded derivative, fair value	-	-	-	1,993,354	3,047,491
2007 Convertible debenture and embedded derivatives, fair value	-	-	-	7,706,344	3,482,542
2008 Convertible debenture and embedded derivatives, fair value	-	-	-	4,066,505	-
Convertible promissory notes and embedded derivatives, fair value	-	-	-	1,757,470	-
Amended and restated convertible debentures, net of discounts	-	-	7,605,107	-	-
Convertible promissory notes, net of discounts	-	2,780	744,417	-	-
2009 Convertible promissory notes, net of discounts	129,643	132,680	281,271	-	-
Total Long-term debt	$129,643	$135,460	$8,630,795	$15,609,670	$7,806,904

Total liabilities	59,880,044	41,434,801	50,262,896	38,506,762	30,133,775

Redeemable preferred stock	$1,429,126	$1,272,441	$908,195	$-	$-

Toal stockholders' deficit	46,123,844	23,653,090	46,083,083	35,928,984	21,526,730

MARKET PRICE OF AND DIVIDENDS ON REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Company’s Common Stock is listed on the Over-the-Counter Bulletin Board under the symbol “ACTC.”   The following table sets forth the range of high and low bid prices of our common stock for the periods indicated.  These prices are based on inter-dealer bid and asked prices, without markup, markdown, commissions, or adjustments and may not represent actual transactions.

	High	Low
Fiscal Year 2011	Bid	Bid
First Quarter	$0.26	$0.12
Second Quarter	$0.21	$0.17
Third Quarter	$0.19	$0.13
Fourth Quarter	$0.16	$0.07

	High	Low
Fiscal Year 2010	Bid	Bid
First Quarter	$0.12	$0.08
Second Quarter	$0.10	$0.07
Third Quarter	$0.09	$0.05
Fourth Quarter	$0.27	$0.04

As of March __, 2012, the last sale price reported on the Over-the-Counter Bulletin Board for the Company’s Common Stock was approximately $__ per share.

Trades of our common stock are subject to Rule 15g-9 of the Securities and Exchange Commission, known as the Penny Stock Rule. This rule imposes requirements on broker/dealers who sell securities subject to the rule to persons other than established customers and accredited investors. For transactions covered by the rule, brokers/dealers must make a special suitability determination for purchasers of the securities and receive the purchaser's written agreement to the transaction prior to sale. The Securities and Exchange Commission also has rules that regulate broker/dealer practices in connection with transactions in "penny stocks." Penny stocks generally are equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in that security is provided by the exchange or system. The Penny Stock Rules requires a broker/dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the Commission that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker/dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker/dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations, and the broker/dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation. These disclosure requirements have the effect of reducing the level of trading activity in the secondary market for our common stock. As a result of these rules, investors may find it difficult to sell their shares.

Holders

As of February 7, 2012, there were approximately 228 shareholders of record of our common stock.

Dividends

We have never paid cash dividends and have no plans to do so in the foreseeable future. Our future dividend policy will be determined by our board of directors and will depend upon a number of factors, including our financial condition and performance, our cash needs and expansion plans, income tax consequences, and the restrictions that applicable laws, our current preferred stock instruments, and our future credit arrangements may then impose.

Currently under Delaware law, unless further restricted in its certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets).

Stock Price Performance Graph

A five-year comparison of the performance of our common stock with a broad equity market index and a peer group is set forth below. The broad equity market index used is the Nasdaq Composite Index and the peer group is the Dow Jones U.S. Biotechnology Index. The below comparison assumes $100 was invested on January 1, 2006 and dividends are reinvested for all years ending December 31.

Securities Authorized for Issuance Under Equity Compensation Plan

The following table shows information with respect to each equity compensation plan under which the Company’s common stock is authorized for issuance as of the fiscal year ended December 31, 2011.

EQUITY COMPENSATION PLAN INFORMATION

Number of
securities
remaining
available
	Number of			for issuance
	securities			under
	to be issued		Weighted	equity
	upon		average	compensation
	exercise of		exercise price of	plans
	outstanding		outstanding	(excluding
	options,		options,	securities
	warrants and		warrants and	reflected
Plan Category	rights		rights	in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	91,800,285	(1)	$0.23	156,149,383	(2)
Equity compensation plans not approved by security holders	5,873,511	(3)	$0.34	-
Total	97,673,796			156,149,383

1)	Awards for 2,492,000 options have been issued under the Advanced Cell Technology, Inc. 2004 Stock Option Plan I ("2004 Plan 1"), 1,301,161 options have been issued under the Advanced Cell Technology, Inc. 2004 Stock Option Plan II ("2004 Plan 2" and together with the 2004 Plan I, the "2004 ACT Plans"), and 95,169,650 options have been issued under the 2005 Stock Plan.

2)	This number included 308,000 shares available under the 2004 Plan I, 0 shares available under the 2004 Plan II and 155,841,383 shares available under the 2005 Stock Plan.

3)	The number reflects the aggregate number of shares underlying compensatory warrants that have been issued and continue to be outstanding as of December 31, 2011. Each warrant was part of a separate equity compensation arrangement.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

 None.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Our exposure to market risk is limited primarily to interest income sensitivity, which is affected by changes in the general level of U.S. interest rates, particularly because a significant portion of our investments are in short-term debt securities issued by the U.S. government and institutional money market funds. The primary objective of our investment activities is to preserve principal. Due to the nature of our marketable securities, we believe that we are not exposed to any material market risk. We do not have any derivative financial instruments or foreign currency instruments. If interest rates had varied by 10% in the year ended December 31, 2011, it would not have had a material effect on our results of operations or cash flows for that period.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Our directors are elected at the annual meeting of shareholders to hold office until the annual meeting of shareholders for the ensuing year or until their successors have been duly elected and qualified. Officers are elected annually by the Board of Directors and serve at the discretion of the Board. The directors and executive officers of the Company are as follows. Our executive officers, key employees and directors are described below. There are no family relationships among our executive officers or directors.

Name	Age	Position
Gary Rabin	46	Chief Executive Officer and Chairman of the Board of Directors
Robert P. Lanza M.D.	56	Chief Scientific Officer
Alan C. Shapiro, Ph.D.	66	Member of the Board of Directors
Robert Langer, Sc.D.	63	Member of the Board of Directors
Zohar Loshitzer	56	Member of the Board of Directors
Gregory D. Perry	51	Member of the Board of Directors

Gary Rabin has served as a director since December 2007 and as our Chief Executive Officer and Chairman of the Board since December 2010Prior to joining ACT as CEO, Mr. Rabin had a twenty-three year career in finance that primarily encompassed investment management and capital raising targeting small-cap and emerging growth companies. Until November 2010, he was the Managing Partner of GR Advisors LLC, a long/short hedge fund focused on the media and communications industry. From 2003 until July 2007, he was a Portfolio Manager at MAC Investment Management, LLC ("MAC"), at two long/short hedge funds where he focused on communications, healthcare services, energy and special situations. Prior to that, he was Managing Director and Co-Head of the Media and Telecom Investment Banking Group at CIBC World Markets ("CIBC"), where he was responsible for all corporate finance and M&A, financial restructurings, and principal investing activities (both debt and equity) within the sector. Before joining CIBC, Mr. Rabin served in an operating capacity at a broadband services company when he was Chief Strategy Officer of CAIS Internet, Inc. ("CAIS"). At CAIS, he was responsible for raising over $500 million of financing commitments in both the public equity markets and from his relationships at Kohlberg, Kravis Roberts & Co., Qwest Communications, Cisco, Nortel, 3Com and Microsoft. Mr. Rabin has also started and served as Managing Director and Head of the Global Telecom Investment Banking Group at ING Barings Furman Selz, and was a founder of the telecom group at UBS Securities. He began his career in finance in 1987, and concentrated on energy, utilities, and metals until 1993. Throughout his career, Mr. Rabin has been responsible for building and developing businesses. Mr. Rabin earned an AB in Economics from the University of Michigan. Mr. Rabin’s long career as a senior manager in both the investment banking community and as a senior financial executive qualifies him to be a member of the Board of Directors of Advance Cell Technology, Inc.

Robert P. Lanza, M.D. has been our Chief Scientific Officer since October 2007. Dr. Lanza has over 20 years of research and industrial experience in the areas of tissue engineering and transplantation medicine. Before joining us in 1998, from 1990 to 1998, Dr. Lanza was Director of Transplantation Biology at BioHybrid Technologies, Inc., where he oversaw that company's xenotransplantation and bioartificial pancreas programs. He has edited or authored sixteen books, including Principles of Tissue Engineering (2d ed. co-edited with R. Langer and J. Vacante), Yearbook of Cell and Tissue Transplantation, One World The Health & Survival of the Human Species in the Twenty-First Century, and Xeno: The Promise of Transplanting Animal Organs into Humans (co-authored with D.K.C. Cooper). Dr. Lanza received his B.A. and M.D. Degrees from the University of Pennsylvania, where he was both a University Scholar and Benjamin Franklin Scholar. Dr. Lanza is not an officer or director of any other reporting company.

Alan C. Shapiro, Ph.D. has served as director since 2005. He adds more than 30 years' experience in corporate and international financial management to the Company. Dr. Shapiro is currently the Ivadelle and Theodore Johnson Professor of Banking and Finance at the Marshall School of Business, University of Southern California, where he previously served as the Chairman of the Department of Finance and Business Economics, Marshall School of Business. Prior to joining the University of Southern California, Dr. Shapiro taught as an Assistant Professor at the University of Pennsylvania, Wharton School of Business, and has been a visiting professor at Yale University, UCLA, the Stockholm School of Economics, University of British Columbia, and the U.S. Naval Academy. Dr. Shapiro has published over 50 articles in such academic and professional journals as the Journal of Finance, Harvard Business Review, and the Journal of Business, among many others. He frequently serves as an expert witness in cases involving valuation, economic damages, international finance, takeovers, and transfer financing through Trident Consulting Group LLC. He received his B.A. in Mathematics from Rice University, and a Ph.D. in Economics from Carnegie Mellon University. Dr. Shapiro is a trustee of Pacific Corporate Group's Private Equity Fund.  Dr. Shapiro’s board experience on multiple public company boards, his recognized expertise as a highly sought after financial advisor and his career as a professor and Chair in the field of Finance and Administration qualifies him as a valued member of Advanced Cell Technology’s Board of Directors.

Robert S. Langer, Sc.D. has served as a director since October 2011. Dr. Langer was an Assistant Professor at Massachusetts Institute of Technology from 1978 to 2005, and in 2005 he became an Institute Professor (there are 14 Institute Professors at MIT; being an Institute Professor is the highest honor that can be awarded to a faculty member). Dr. Langer has written approximately 1,120 articles and has nearly 800 issued or pending patents. His many awards include the National Medal of Science, Charles Stark Draper Prize (considered the engineering Nobel Prize), Albany Medical Center Prize (largest US medical prize) and the Lemelson-MIT prize, for being “one of history’s most prolific inventors in medicine.” Dr. Langer is one of the very few individuals ever elected to the Institute of Medicine, the National Academy of Engineering, and the National Academy of Sciences. Dr. Langer’s medical and scientific knowledge and experience qualify him to serve as a director of the Company. Dr. Langer also serves on the board of directors of Fibrocell Science, Inc.

Zohar Loshitzer has served as a director since November 2011. He is currently CEO of Presbia, Inc. As a principal in Los Angeles-based private equity firm Orchard Capital, he has held leadership positions in several of its portfolio companies, including Presbia. Previously, Mr. Loshitzer served as the president, CEO and founder of Universal Telecom Services (UTS), which provides high-quality, competitively priced voice and data telecommunications solutions to emerging markets. Mr. Loshitzer oversaw the company’s operations and its critical relationships with key foreign entities, mainly in the Indochina region. He is one of the founders of J2 Global Communications (NASDAQ: JCOM), and a co-founder and former managing director of Life Alert Emergency Response, Inc., currently serves as a managing director of Orchard Telecom, Inc., and currently serve as a board member of Environmental Solutions Worldwide Inc. Environmental Solutions Worldwide (ESW) is a publicly traded company (OTCBB: ESWW) engaged through its wholly owned subsidiaries in the design and development. The ESW Group of Companies currently manufactures and markets a diverse line of proprietary catalytic emission conversion, control and support products and technologies for the International Transportation, Construction and Utility markets and has served as a board member to MAI Systems Corporation, an AMEX-listed company. Earlier in his career, Mr. Loshitzer worked in the aerospace industry at the R&D lab of Precision Instruments, a division of IAI (Israel Aircraft Industries). Mr. Loshitzer’s focuses on helping grow companies from startups to global enterprises. Under his leadership, company infrastructures have been dramatically scaled and offerings broadened while maintaining a strong culture of innovation. Mr. Loshitzer holds a degree in Electrical & Electronic Engineering from Ort Syngalowski College in Israel. Mr. Loshitzer’s finance and business management knowledge and experience qualifies him to serve as a director of the Company.

Gregory D. Perry has served as a director since December 2011. He is currently the Executive Vice President and Chief Financial Officer at ImmunoGen which he joined in January 2009 as Senior Vice President and Chief Financial Officer and was promoted to his current position in March 2011. Before joining ImmunoGen, Mr. Perry was CFO of Elixir Pharmaceuticals, Inc., where he was extensively involved in partnering and fundraising activities. Prior to Elixir, he was CFO of Domantis, Ltd., an antibody-related therapeutics company acquired by GlaxoSmithKline in 2006. Previously, Mr. Perry was Senior Vice President of Finance and CFO at Transkaryotic Therapies, Inc. (TKT) until its acquisition by Shire plc. in 2005. Before joining TKT in 2003, Mr. Perry held positions of increasing responsibility during his five years at PerkinElmer, Inc., rising to Senior Vice President, Finance and Business Development, Life Sciences. Prior to PerkinElmer, Mr. Perry spent the early part of his career at General Electric, joining the company’s financial management program in 1982 and departing in 1996 as Vice President and CFO, GE Medical Systems – Europe, after numerous promotions. Mr. Perry’s pharmaceutical industry knowledge and experience qualifies him to serve as a director of the Company.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This section describes the compensation program for our executive officers. In particular, this section focuses on our 2011 compensation program and related decisions.

The Board of Directors has established a Compensation Committee, the majority of which are independent outside directors which approves all compensation and awards to executive management. The members of the Compensation Committee have extensive executive level experience in other companies and bring a perspective of reasonableness to compensation matters with our Company. In addition, the Compensation Committee compares executive compensation practices of similar companies at similar stages of development.

The objectives of our compensation program are as follows:

●	Reward performance that drives substantial increases in shareholder value, as evidenced through both future operating profits and increased market price of our common shares; and
●	Attract, hire and retain well-qualified executives.

The compensation level of our executives generally reflects their unique position and incentive to positively affect our future operating performance and shareholder value. Part of the compensation of our executives is from equity compensation, primarily through stock option grants or restricted stock awards.

Specific salary and bonus levels, as well as the amount and timing of equity incentive grants, are determined informally and judgmentally, on an individual-case basis, taking into consideration each executive's unique talents and experience as they relate to our needs. With respect to equity compensation, the Compensation Committee approves all option grants, generally based on the recommendation of the president and chief executive officer. Executive compensation is paid or granted pursuant to each executive's compensation agreement. Compensation adjustments are made occasionally based on changes in an executive's level of responsibility or on changed local and specific executive employment market conditions.   Based on these factors the Compensation Committee approved the execution of employment agreement with the Company’s only two executive officers.

With respect to the 5,000,000 stock options and 5,000,000 shares of the Company’s common stock awarded to Mr. Rabin, the exercise price was the price of the Company’s common stock on the day that Board approved the grant of the options.  With respect to the amount of the stock and options the Board approved the grant because it believed that this was fair in light of the contributions of Mr. Rabin, and the Board believed the shares would provide sufficient incentive for Mr. Rabin to perform services as Interim Chairman and Chief Executive Officer.

A performance bonus was awarded to Mr. Rabin on April 15, 2011, $207,692 was awarded. A retention bonus was awarded to Mr. Rabin on August 5, 2011, $41,667 was awarded. On July 1, 2011, (1) 10,000,000 restricted shares of common stock (2) a non-qualified option to purchase 10,000,000 shares of common stock with an exercise price per share equal to the fair market value on the date of grant, (3) a non-qualified option to purchase 5,000,000 shares of common stock with a price per share equal to $0.30; and (4) a non-qualified option to purchase 5,000,000 shares of common stock with a price per share equal to $0.45 were granted to Mr. Rabin. Bonuses and options were awarded to Mr. Rabin in accordance with his employment Agreement.

On January 10, 2011, the Company granted Dr. Lanza 1,783,333 with a share price equal to the Company’s stock price as of the closing trading date the Agreement was signed. On July 1, 2011, the Company granted Dr. Lanza (1) 15,000,000 restricted shares of common stock , and (2) a non- qualified option to purchase 15,000,000 shares of common stock with an exercise price equal per share equal to the Company’s stock price as of the close of trading date the Agreement was signed.

Risk Management Considerations

In response to the ongoing global economic recession, in 2011 the compensation committee considered the incentives under our executive compensation program and whether they introduced or encouraged excessive risk taking or other behaviors by our executives that could have a negative impact on our business. The compensation committee determined that our executive compensation program provides an appropriate balance of incentives and that it does not encourage our executives to take excessive risks or otherwise create risks that are reasonably likely to have a material adverse effect on us.

Summary Compensation Table

The following table summarizes the annual compensation paid to our named executive officers for the three years ended December 31, 2011, 2010, and 2009:

				Stock	Option	All Other
		Salary	Bonus	Awards	Awards	Comp		Total
Name and Principal Position	Year	($)	($)	($)	($)	($)		($)
Gary Rabin	2011	490,000	649,359	1,070,000	1,378,405	-		3,587,764
Chief Executive Officer	2010	18,461	40,000	-	686,896	115,692	(1)	861,049
Principle Financial Officer, and Chairman of the Board of Directors

Robert P. Lanza, M.D.,	2011	407,500	255,000	1,214,504	1,615,904	-		3,492,908
Chief Scientific Officer	2010	375,000	50,000	2,717,298	-	-		3,142,298
	2009	311,250	81,250	-	441,665	1,524	(2)	835,689

William M. Caldwell, IV	2010	586,667	240,000	8,035,254	-	-		8,861,921
Former Chief Executive Officer,	2009	417,500	140,000	-	210,866	1,879	(2)	770,245

Please see the assumptions relating to the valuation of our stock option awards which are contained in Notes to audited Financial Statements included in this prospectus.

(1)	This amount represents the amount earned by Mr. Rabin in his capacity as a director for the Company until December 14, 2010.

This amount represents a life insurance premium paid by the Company for the named executive officer.

Employment Agreements

Employment Agreement with Gary Rabin

Effective July 1, 2011, the Company entered into an amended and restated employment agreement with Gary H. Rabin (the “Rabin Agreement”). Pursuant to the Rabin Agreement, the parties agreed as follows:

•	Mr. Rabin will serve as the Company’s chief executive officer and chief financial officer for a term commencing on July 1, 2011 until December 31, 2013 (subject to earlier termination as provided therein).

•	The Company will pay Mr. Rabin a base salary of $500,000 per year, through December 31, 2011, which amount shall increase at the end of each year of the Rabin Agreement, by an amount determined by the board, but by not less than 5% per year.

•	The Company agreed to pay Mr. Rabin a retention bonus of $41,667 within 10 days of execution of the Rabin Agreement.

•	The Company shall pay Mr. Rabin an annual incentive bonus, which will be calculated by reference to the 10-day volume weighted average price of the Company’s common stock, as set forth therein.

•	The Company shall pay Mr. Rabin a performance bonus in amount (not less than $100,000 per year) to be determined by the Compensation Committee of the Board of Directors.

•	The Company agreed to issue to Mr. Rabin, upon execution of the Rabin Agreement, (i) 10,000,000 shares of common stock, (ii) an option to purchase 10,000,000 shares of common stock with an exercise price equal to fair market value on the date of grant, (iii) an option to purchase 5,000,000 shares of common stock with an exercise price of $0.30, and (iv) an option to purchase 5,000,000 shares of common stock with an exercise price of $0.45. The options will vest, and the shares will no longer be subject to the Company’s right to repurchase for aggregate consideration of $1.00, in equal installments on the last day of each calendar quarter commencing on July 1, 2011 and ending on December 31, 2013.

•	If Mr. Rabin’s employment under the Rabin Agreement were to be terminated by the Company without cause (as defined therein), the Company will pay Mr. Rabin (in addition to unpaid base salary, performance bonus and incentive bonus to the date of termination), a lump sum equal to the aggregate installments of base salary in effect on the date of termination and otherwise payable in respect of the period commencing on the date immediately subsequent to the date of termination and ending on the earlier to occur of the first anniversary of such date and December 31, 2013.

Employment Agreement with Robert P. Lanza, M.D.

 Effective July 1, 2011, the Company entered into an amended and restated employment agreement with Robert Lanza (the “Lanza Agreement”). Pursuant to the Lanza Agreement, the parties agreed as follows:

•	Dr. Lanza will continue serve as the Company’s chief scientific officer for a term commencing on July 1, 2011 until September 30, 2013 (subject to earlier termination as provided therein, and extension by mutual written agreement).

•	The Company will pay Dr. Lanza a base salary of $440,000 per year, which amount shall increase at the end of each year of the Lanza Agreement, by an amount determined by the board, but by not less than 5% per year. The Company may also pay Dr. Lanza annual bonuses in in the Company’s sole discretion.

•	The Company agreed to issue to Dr. Lanza, upon execution of the Lanza Agreement, (i) 15,000,000 shares of common stock (of which 6,000,000 shares will vest on the date of grant, with the balance of 9,000,000 shares vesting in equal installments on the last day of each month commencing on January 31, 2012 and ending on September 30, 2013), (ii) an option to purchase 15,000,000 shares of common stock with an exercise price equal to the closing price on the date of execution (of which 6,000,000 options will vest on the date of grant, with the balance of 9,000,000 options vesting in equal installments on the last day of each month commencing on January 31, 2012 and ending on September 30, 2013).

•	If Dr. Lanza’s employment under the Lanza Agreement were to be terminated by the Company without cause (as defined therein), the Company will pay Dr. Lanza severance equal to one year base salary.

Stock Option Grants Under Our Stock Option Plans

On July 1, 2011, (1) 10,000,000 restricted shares of common stock (2) a non-qualified option to purchase 10,000,000 shares of common stock with an exercise price per share equal to the fair market value on the date of grant, (3) a non-qualified option to purchase 5,000,000 shares of common stock with a price per share equal to $0.30; and (4) a non-qualified option to purchase 5,000,000 shares of common stock with a price per share equal to $0.45 were granted to Mr. Rabin. Bonuses and options were awarded to Mr. Rabin in accordance with his employment Agreement. Shares granted were under the 2005 stock option plan.

On January 10, 2011, the Company granted Dr. Lanza 1,783,333 with a share price equal to the Company’s stock price as of the closing trading date the Agreement was signed. On July 1, 2011, the Company granted Dr. Lanza (1) 15,000,000 restricted shares of common stock , and (2) a non- qualified option to purchase 15,000,000 shares of common stock with an exercise price equal per share equal to the Company’s stock price as of the close of trading date the Agreement was signed. Shares granted were under the 2005 stock option plan.

Outstanding Equity Awards at December 31, 2011

	Option Awards					Stock Awards
						Number		Market
	Number of		Number of			of shares		value of
	Securities		Securities			or units		shares or
	Underlying		Underlying	Option	Option	of stock		units of stock
	Unexercised		Unexercised	Exercise	Expiration	that have		that have
	Options (#)		Options (#)	Price	Date	not vested		not vested
Name	Exercisable		Unexercisable	($)	($)	#		$
Gary Rabin	5,000,000	(1)	-	0.140	12/29/2020	8,000,000	(9)	640,000
Chief Executive Officer	2,000,000	(2)	8,000,000	0.185	7/1/2021
and Chairman	1,000,000	(2)	4,000,000	0.30	7/1/2021
	1,000,000	(2)	4,000,000	0.45	7/1/2021

Robert P. Lanza, M.D.,
Chief Scientific Officer	500,000	(3)	-	0.85	1/31/2015	9,000,000	(10)	720,000
	250,000	(4)	-	2.20	9/15/2015
	4,000,000	(5)	-	0.21	2/7/2018
	5,350,000	(6)	-	0.098	11/13/2019
	1,713,956	(7)	69,377	0.20	1/10/2021
	6,000,000	(8)	9,000,000	0.157	8/8/2021
(1)	These options held by Mr. Rabin vested in full as of July 1, 2011.

(2)	These options held by Mr. Rabin vest in equal installment on the last day of each calendar quarter commencing on July 1, 2011 and ending December 31, 2013.

(3)	These options held by Dr. Lanza vested in full as of January 31, 2009.

(4)	These options held by Dr. Lanza vested in full as of December 31, 2006.

(5)	These options held by Dr. Lanza vested in full as of February 7, 2010.

(6)	These options held by Dr. Lanza vested in full as of November 13, 2010.

(7)	These options held by Dr. Lanza originally vested evenly over three years but vesting was accelerated when Dr. Lanza signed a new employment agreement in 2011. Under the new vesting schedule the options will be fully vested as of March 31, 2012.

(8)	These options held by Dr. Lanza vest as follows: 6,000,000 vest immediately with remaining 9,000,000 vesting in 21 equal installments on the last day of each month beginning on January 31, 2012 and ending on September 30, 2013.

(9)	These shares were granted to Mr. Rabin under his employment contract and vest on the last day of each calendar quarter through December 31, 2013. The value is based on the closing market price of $0.08.

(10)	These shares were granted to Mr. Lanza under his employment contract and vest on the last day of each calendar quarter through September 30, 2013. The value is based on the closing market price of $0.08.

Pension Benefits

We do not have any plan which provides for payments or other benefits at, following, or in connection with retirement.

Non-qualified Deferred Compensation

We do not have any defined contribution or other plan which provides for the deferral of compensation on a basis that is not tax-qualified.

DIRECTOR COMPENSATION

		Fees Earned	Stock	Option	All Other
		or Paid in Cash	Awards	Awards	Comp	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)
Alan C. Shapiro, Ph.D.	2011	63,625	108,000	89,360	-	260,985

Robert Langer, Sc.D.	2011	32,000	210,925	124,417	-	367,342

Zohar Loshitzer	2011	12,000	22,000	9,385	-	43,385

Gregory D. Perry	2011	12,000	14,167	3,905	-	30,072

Director Compensation Arrangements

Non-executive members of the Company's Board of Directors receive (1) an initial grant of 100,000 shares of common stock, (2) an annual grant of 100,000 shares of common stock (this number has been increased to 200,000 for 2008), (3) an annual retainer of $40,000 (payable quarterly) and (4) a cash payment for attendance at each board meeting in the amount of $1,500 for in-person meetings and $1,000 for telephonic meetings. Regarding members of the Company's Audit Committee, the Chair receives a payment of $1,500 per meeting and the regular members receive $1,000 per meeting. With respect to the Company's Compensation Committee and the Company's Nominating and Corporate Governance Committee, the Chair receives a payment of $1,125 per meeting and the regular members receive $750 per meeting. Each director is entitled to receive payment of the directors' fees in the form of shares of the Company's Common Stock valued at 150% of the actual directors' fees due and payable. The fee structure for the directors was established and approved by the Compensation Committee and ratified by the full Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of February 7, 2012. On such date, 2,029,049,544shares of common stock were outstanding.

Beneficial ownership is determined in accordance with the applicable rules of the Securities and Exchange Commission and includes voting or investment power with respect to shares of our common stock. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of February 7, 2012.  We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. The information set forth below is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares.

Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except, where applicable, to the extent authority is shared by spouses under applicable state community property laws.

The following table sets forth information regarding beneficial ownership of our capital stock as of February 7, 2012 by:

•	5% or greater stockholders;

•	Each of our directors and named executive officers; and

•	All of our directors and executive officers, as a group.

	Number of
	Shares
	Beneficially
Name and Address(1) of Beneficial Owner	Owned		Percentage
5% or Greater Stockholders
None
Directors and Named Executive Officers
Gary Rabin	30,822,130	(1)	1.51%
Robert P. Lanza, M.D.	46,412,336	(2)	2.27%
Alan C. Shapiro	23,164,785	(3)	1.14%
Robert Langer	2,016,667	(4)	*
Zohar Loshitzer	266,666	(5)	*
Gregory D. Perry	183,334	(6)	*
Directors and Executive Officers as a Group ( 6 Persons)	102,865,918		5.04%

_____________________________

* Less than 1%

** Mr. Caldwell passed away on December 13, 2010.

(2)	Includes (i) indirect ownership of 3,734,700 shares representing 33% of the shares that PDPI, LLC was issued on January 31, 2012 as part of the global settlement with former and current debenture and warrant holders for which Mr. Rabin disclaims beneficial ownership, (ii) 11,000,000 subject to stock options that are currently exercisable or exercisable within 60 days of February 7, 2012.

(3)	Includes 19,169,047 shares subject to stock options that are currently exercisable or exercisable within 60 days of February 7, 2012.

(4)	Includes (i) 22,564,785 shares subject to convertible debentures, board fees, common stock grant held by The Shapiro Family Trust and of which Dr. Shapiro may be deemed the beneficial owner, (ii) 600,000 shares subject to stock options that are currently exercisable or exercisable within 60 days of February 7, 2012.

(5)	Includes 791,677 shares subject to stock options that are currently exercisable or exercisable within 60 days of February 7, 2012.

(6)	Includes 83,333 shares subject to stock options that are currently exercisable or exercisable within 60 days of February 7, 2012.
(7)	Includes 41,667 shares subject to stock options that are currently exercisable or exercisable within 60 days of February 7, 2012.

There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND CORPORATE GOVERNANCE

None of the following parties has, during the year ended December 31, 2011, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us, other than as noted in this section:

•	Any of our directors or officers,

•	Any person proposed as a nominee for election as a director,

•	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock,

•	Any of our promoters, and

•	Any relative or spouse of any of the foregoing persons who has the same house as such person.

Board Determination of Independence

The Company complies with the standards of "independence" prescribed by rules set forth by the National Association of Securities Dealers ("NASD"). Accordingly, a director will only qualify as an "independent director" if, in the opinion of our Board of Directors, that person does not have a material relationship with our company which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. A director who is, or at any time during the past three years, was employed by the Company or by any parent or subsidiary of the Company, shall not be considered independent. Accordingly, Dr. Alan Shapiro, Dr. Robert Langer, Zohar Loshitzer and Gregory D. Perry meet the definition of "independent director" under Rule 4200(A)(15) of the NASD Manual; Mr. Rabin does not.

ADDITIONAL INFORMATION

Federal securities laws require us to file information with the Commission concerning our business and operations. Accordingly, we file annual, quarterly, and special reports, and other information with the Commission. You can inspect and copy this information at the public reference facility maintained by the Commission at 100 F Street, NE, Washington, D.C. 20549.

You can get additional information about the operation of the Commission's public reference facilities by calling the Commission at 1-800-SEC-0330. The Commission also maintains a web site (http://www.sec.gov) at which you can read or download our reports and other information.

We have filed with the Commission a registration statement on Form S-1 under the Securities Act of 1933 with respect to the common stock being offered hereby. As permitted by the rules and regulations of the Commission, this prospectus does not contain all the information set forth in the registration statement and the exhibits and schedules thereto. For further information with respect to Advanced Cell Technology, Inc. and the common stock offered hereby, reference is made to the registration statement, and such exhibits and schedules. A copy of the registration statement, and the exhibits and schedules thereto, may be inspected without charge at the public reference facilities maintained by the Commission at the addresses set forth above, and copies of all or any part of the registration statement may be obtained from such offices upon payment of the fees prescribed by the Commission. In addition, the registration statement may be accessed at the Commission’s web site.

DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION FOR SECURITIES ACT LIABILITIES

Our directors and officers are indemnified by our bylaws against amounts actually and necessarily incurred by them in connection with the defense of any action, suit or proceeding in which they are a party by reason of being or having been directors or officers of the Company. Our certificate of incorporation provides that none of our directors or officers shall be personally liable for damages for breach of any fiduciary duty as a director or officer involving any act or omission of any such director or officer. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to such directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities, other than the payment by us of expenses incurred or paid by such director, officer or controlling person in the successful defense of any action, suit or proceeding, is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

LEGAL MATTERS

The validity of the shares offered hereby will be passed upon for us by Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006.

EXPERTS

 The consolidated balance sheets of Advanced Cell Technology, Inc. as of December 31, 2011 and 2010 and the related consolidated statements of operations, stockholders’ deficit, and cash flows for each of the three years in the period ended December 31, 2011, included in this registration statement on Form S-1, have been audited by SingerLewak LLP, an independent registered public accounting firm, as stated in their report appearing with the financial statements. These financial statements are included in reliance upon the report of SingerLewak LLP given upon their authority as experts in accounting and auditing.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Advanced Cell Technology, Inc. and subsidiary

We have audited the accompanying consolidated balance sheets of Advanced Cell Technology, Inc. and subsidiary as of December 31, 2011 and 2010, and the related consolidated statements of operations, stockholders’ deficit and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Advanced Cell Technology, Inc. and subsidiary as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Advanced Cell Technology, Inc. and subsidiary’s internal control over financial reporting as of December 31, 2011, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission, and our report dated March 1, 2012 expressed an unqualified opinion on the effectiveness of Advanced Cell Technology, Inc. and subsidiary’s internal control over financial reporting.

SingerLewak LLP

Los Angeles, California

March 1, 2012

ADVANCED CELL TECHNOLOGY, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2011 AND 2010

	December 31,	December 31,
	2011	2010

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$13,103,007	$15,889,409
Deferred royalty fees, current portion	62,435	91,598
Prepaid expenses	241,248	-
Total current assets	13,406,690	15,981,007

Property and equipment, net	154,771	185,102
Deferred royalty fees, less current portion	232,652	295,089
Deposits	14,766	14,766
Deferred costs, net of amortization of $4,854,556 and $4,152,812, respectively	1,376,447	2,578,188

TOTAL ASSETS	$15,185,326	$19,054,152

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable	$2,128,562	$1,982,743
Accrued expenses	2,538,545	4,971,304
Accrued settlement	34,155,552	3,205,856
Loss contingency accrual	16,704,169	-
Deferred revenue, current portion	222,739	506,418
2009 Convertible promissory notes, current portion, net of discounts of $0 and $19,229, respectively	-	132,680
Embedded conversion option liabilities, current portion	-	537,249
Deferred joint venture obligations, current portion	-	6,870
Total current liabilities	55,749,567	11,343,120

Convertible promissory notes, less current portion, net of discounts of $158,142 and $122,463, respectively	129,643	2,780
Embedded conversion option liabilities, less current portion	253,530	482,686
Warrant and option derivative liabilities	1,671,047	27,307,218
Deferred revenue, less current portion	2,076,257	2,298,997
Total liabilities	59,880,044	41,434,801

Series A-1 redeemable preferred stock, $0.001 par value; 50,000,000 shares authorized, 113 abd 113 shares issued and outstanding; aggregate liquidation value, net of discounts: $1,472,262 and $1,349,657, respectively	1,429,126	1,272,441

Commitments and contingencies

STOCKHOLDERS' DEFICIT:
Preferred stock, Series B; $0.001 par value; 50,000,000 shares authorized, 1,000 and 1,000 shares issued and outstanding	1	1
Preferred stock, Series C; $0.001 par value; 50,000,000 shares authorized, 1,150 and 400 shares issued and outstanding	1	-
Common stock, $0.001par value; 1,750,000,000 shares authorized, 1,743,569,255, and 1,439,826,362 shares issued and outstanding	1,743,569	1,439,826
Additional paid-in capital	229,319,208	166,033,976
Promissory notes receivable, net of discount of $4,278,016 and $3,322,630, respectively	(23,381,185)	(10,177,370)
Accumulated deficit	(253,805,438)	(180,949,523)
Total stockholders' deficit	(46,123,844)	(23,653,090)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$15,185,326	$19,054,152

The accompanying notes are an integral part of these consolidated financial statements.

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

	2011	2010	2009

Revenue (License fees and royalties)	$506,419	$725,044	$1,415,979
Cost of Revenue	343,950	216,600	500,899
Gross profit	162,469	508,444	915,080

Operating expenses:
Research and development	10,021,863	8,439,343	3,531,540
Grant reimbursements	(68,639)	(977,917)	(136,840)
General and administrative expenses	11,025,459	15,506,191	3,439,085
Change in estimate of accrued liabilities	-	(1,263,009)	-
Loss on settlement of litigation	294,144	11,132,467	4,903,949
Total operating expenses	21,272,827	32,837,075	11,737,734
Loss from operations	(21,110,358)	(32,328,631)	(10,822,654)

Non-operating income (expense):
Interest income	35,114	16,724	4,661
Interest expense and late fees	(1,510,693)	(11,726,120)	(9,190,807)
Finance cost	(60,834,170)	(4,332,277)	(1,705,691)
Adjustments to fair value of derivatives	11,444,988	(6,209,898)	23,103,668
Gain (loss) on disposal of fixed assets	-	9,500	-
Gain on forgiveness of debt	-	197,370	598,425
Loss on extinguishment of convertible debentures and note	-	-	(8,200,984)
Charges related to repricing derivative liabilities	-	-	(30,316,708)
Loss on warrant re-pricing	-	-	(83,680)
Losses attributable to equity method investment	(820,000)	-	(144,438)
Total non-operating income (expense)	(51,684,761)	(22,044,701)	(25,935,554)

Loss before income tax	(72,795,119)	(54,373,332)	(36,758,208)

Income tax	-	-	-
Net loss	$(72,795,119)	$(54,373,332)	$(36,758,208)

Weighted average shares outstanding :
Basic and diluted	1,582,095,095	1,218,190,921	521,343,094

Loss per share:
Basic and diluted	$(0.05)	$(0.04)	$(0.07)

The accompanying notes are an integral part of these consolidated financial statements.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

							Additional	Promissory		Total
	Series B Preferred Stock		Series C Preferred Stock		Common Stock		Paid-in	Notes	Accumulated	Stockholders'
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Receivable, net	Deficit	Deficit

Balance December 31, 2008	-	$-	-	$-	429,448,381	$429,448	$53,459,172	$-	$(89,817,604)	$(35,928,984)

Convertible debentures redemptions	-	-	-	-	63,009,884	63,010	5,965,243	-		6,028,253

Debt and preferred stock conversions	-	-	-	-	104,412,687	104,413	9,299,147	-		9,403,560

Option compensation charges	-	-	-	-			817,444	-		817,444

Issuance of stock in settlement of accounts payable	-	-	-	-	39,380,847	39,381	5,259,767	-		5,299,148

Issuance of stock in payment of debt issue costs for preferred stock credit facility	-	-	-	-	24,900,000	24,900	4,706,100	-		4,731,000

Issuance of common stock for legal services	-	-	-	-	375,000	375	37,875	-		38,250

Issuance of common stock on cashless warrant exercise	-	-	-	-	2,122,495	2,122	284,332	-		286,454

Net loss for the year ended December 31, 2009	-	-	-	-					(36,758,208)	(36,758,208)

Balance December 31, 2009	-	$-	-	$-	663,649,294	$663,649	$79,829,080	$-	$(126,575,812)	$(46,083,083)

Redemptions of convertible debentures	-	-	-	-	144,311,100	144,311	9,582,742	-	-	9,727,053

Conversions of convertible debentures	-	-	-	-	34,822,169	34,822	3,379,286	-	-	3,414,108

Conversions of Series A-1 preferred stock	-	-	-	-	6,206,961	6,207	614,489	-	-	620,696

Conversions of amended convertible promissory notes	-	-	-	-	211,916,152	211,916	9,545,273	-	-	9,757,189

Common stock issued on exercise of warrants	-	-	-	-	36,390,745	36,391	12,805,631	-	-	12,842,022

Common stock issued to executives for compensation	-	-	-	-	107,051,697	107,052	9,527,601	-	-	9,634,653

Common stock issued to directors for board compensation	-	-	-	-	16,773,597	16,774	1,543,439	-	-	1,560,213

Common stock issued for settlements	-	-	-	-	120,875,143	120,875	13,760,283	-	-	13,881,158

Issuance of stock for financing costs	-	-	-	-	1,959,142	1,959	396,552	-	-	398,511

Issuance of Series B preferred stock	1,000	1	-	-	-	-	9,999,999	-	-	10,000,000

Common stock issued upon exercise of Series B preferred stock warrants	-	-	-	-	95,870,362	95,870	9,884,893	(9,980,763)	-	-

Dividends on Series B preferred stock	-	-	-	-	-	-	196,986	-	(196,986)	-

Issuance of Series C preferred stock	-	-	400	-	-	-	4,000,000	-	-	4,000,000

Accretion of note receivable discount	-	-	-	-	-	-	-	(196,607)	196,607	-

Option compensation charges	-	-	-	-	-	-	967,722	-	-	967,722

Net loss for year ended December 31, 2010	-	-	-	-	-	-	-	-	(54,373,332)	(54,373,332)

Balance December 31, 2010	1,000	$1	400	$-	1,439,826,362	$1,439,826	$166,033,976	$(10,177,370)	$(180,949,523)	$(23,653,090)

Convertible debenture redemptions	-	-	-	-	1,519,077	1,519	150,390	-	-	151,909

Shares issued for compensation	-	-	-	-	15,571,152	15,571	2,658,389	-	-	2,673,960

Shares issued for accrued liabilities	-	-	-	-	23,205,895	23,206	2,998,693	-	-	3,021,899

Common stock issued for settlements recorded as financing costs	-	-	-	-	133,645,953	133,646	22,029,270	-	-	22,162,916

Warrant exercises	-	-	-	-	37,477,368	37,478	10,246,139	-	-	10,283,617

Option exercises	-	-	-	-	1,386,126	1,386	196,276	-	-	197,662

Shares issued for services	-	-	-	-	2,381,406	2,381	473,519	-	-	475,900

Accrued dividends on Series B and C Preferred Stock	-	-	-	-	-	-	1,432,661	-	(1,432,661)	-

Accretion of note receivable discount Series B and C Preferred Stock	-	-	-	-	-	-	-	(1,371,865)	1,371,865	-

Option compensation charges	-	-	-	-	-	-	3,856,502	-	-	3,856,502

Issuance of Series C preferred stock	-	-	750	1	-	-	7,499,999	-	-	7,500,000

Issuance of Common Stock to Series C Preferred Stock holder for note receivable	-	-	-	-	73,796,597	73,797	9,786,161	(9,859,958)	-	-

Common stock issued upon exercise of Series C Preferred Stock warrants and issuance of note receivable	-	-	-	-	14,759,319	14,759	1,957,233	(1,971,992)	-	-

Net loss for the year ended December 31, 2011	-	-	-	-	-	-	-	-	(72,795,119)	(72,795,119)

Balance December 31, 2011	1,000	$1	1,150	$1	1,743,569,255	$1,743,569	$229,319,208	$(23,381,185)	$(253,805,438)	$(46,123,844)

The accompanying notes are an integral part of these consolidated financial statements

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

	2011	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(72,795,119)	$(54,373,332)	$(36,758,208)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	67,161	138,050	291,472
Amortization of deferred charges	960,224	91,600	363,399
Amortization of deferred revenue	-	(725,044)	(1,415,979)
Redeemable preferred stock dividend accrual	122,605	95,883	123,609
Stock based compensation	3,856,501	967,721	817,444
Amortization of deferred issuance costs	-	617,568	3,535,245
Amortization of discounts	-	12,443,112	4,134,693
Adjustments to fair value of derivatives	(11,444,988)	6,209,898	(23,103,668)
Shares of common stock issued for services	475,900	11,194,866	38,250
Shares of common stock issued for compensation	2,673,960	55,168	-
Non-cash financing costs	60,834,170	3,375,745	1,704,535
Loss on settlement of litigation	294,144	11,132,467	4,903,949
Gain on forgiveness of debt	-	(197,370)	(598,425)
(Gain) Loss on disposal of fixed assets	-	(9,500)	-
Amortization of deferred joint venture obligations	-	(56,602)	(86,574)
Loss on extinguishment of debt	-	-	8,200,984
Charges related to repricing derivative liabilities	-	-	30,316,708
Loss attributable to investment in joint venture	-	-	144,438
Repricing of 2006 and 2007 convertible debentures and warrants	-	-	83,680
Warrants issued for consulting services	834,443	-	130,663
(Increase) / decrease in assets:
Accounts receivable	-	-	261,504
Prepaid expenses	(241,248)	9,054	23,422
Increase / (decrease) in current liabilities:
Accounts payable and accrued expenses	734,960	97,784	(2,915,249)
Accrued interest	-	-	1,311,330
Deferred revenue	-	150,000	3,350,000

Net cash used in operating activities	(13,627,287)	(8,782,932)	(5,142,778)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(36,830)	(207,402)	(5,368)
Payment of lease deposits	-	(12,596)	(2,170)

Net cash used in investing activities	(36,830)	(219,998)	(7,538)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of warrants and options	3,377,715	719,636	-
Proceeds from issuance of convertible debentures	-	1,685,000	-
Proceeds from convertible promissory notes	-	5,880,000	4,284,250
Proceeds from issuance of preferred stock	7,500,000	14,068,865	2,588,000

Net cash provided by financing activities	10,877,715	22,353,501	6,872,250

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,786,402)	13,350,571	1,721,934

CASH AND CASH EQUIVALENTS, BEGINNING BALANCE	15,889,409	2,538,838	816,904

CASH AND CASH EQUIVALENTS, ENDING BALANCE	$13,103,007	$15,889,409	$2,538,838

CASH PAID FOR:
Interest	$-	$-	$-
Income taxes	$-	$5,353	$970

SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING ACTIVITIES:
Issuance of 1,519,077, 144,311,100 and 63,009,884 shares of common stock in redemption of debt	$151,909	$9,727,053	$6,028,253
Issuance of 0 , 246,738,321 and 87,739,641 shares of common stock in conversion of debt	$-	$13,171,297	$7,736,256
Issuance of 0, 6,206,961 and 16,673,046 shares of common stock in conversion of preferred stock	$-	$620,696	$1,667,304
Issuance of note receivable on issuance of shares and exercise of warrants for 88,555,916, 95,870,362, and 0 shares of common stock	$13,800,000	$13,500,000	$-
Record note receivable discount related to Series B and Series C preferred stock	$1,968,050	$3,519,238	$-
Issuance of 0 , 120,875,143 and 39,380,847 shares of common stock in settlement of litigation	$-	$13,881,158	$5,299,148
Issuance of 2,381,406, 0 and 375,000 shares of common stock for services	$475,900	$-	$38,250
Issuance of 2,571,152, 16,773,597, and 0 shares of common stock in payment of board fees	$389,454	$1,560,213	$-
Issuance of 13,000,000, 107,051,697, and 0 shares of common stock in payment of executive compensation	$2,284,505	$9,634,653	$-
Issuance of 0, 1,959,142 and 0 shares of common stock in payment of financing costs	$-	$398,511	$-
Series B and Series C preferred stock dividend	$1,432,661	$196,986	$-
Interest accreted on promissory notes receivable	$1,371,865	$196,607	$-
Issuance of 0, 0 and 24,900,000 shares of common stock for convertible preferred stock issuance costs	$-	$-	$4,731,000
Issuance of 3,252,066, 32,589,112 and 2,122,495 shares of common stock for cashless exercise of warrants	$1,156,861	$12,188,685	$286,454
Issuance of 126,232,953, 0, and 0 shares of common stock for debenture settlement	$18,662,916	$-	$-
Issuance of 636,126, 0 and 0 shares of common stock for exercise of options	$160,162	$-	$-
Issuance of 30,618,895, 0, and 0 shares of common stock for liabilities	$6,521,899	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2011, 2010 and 2009

1.	ORGANIZATIONAL MATTERS

Organization and Nature of Business

Advanced Cell Technology, Inc. (the “Company”) is a biotechnology company, incorporated in the state of Delaware, focused on developing and commercializing human embryonic and adult stem cell technology in the emerging fields of regenerative medicine. Principal activities to date have included obtaining financing, securing operating facilities, and conducting research and development. The Company has no therapeutic products currently available for sale and does not expect to have any therapeutic products commercially available for sale for a period of years, if at all. These factors indicate that the Company’s ability to continue its research and development activities is dependent upon the ability of management to obtain additional financing as required.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation —The Company follows accounting standards set by the Financial Accounting Standards Board (“FASB”). The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). References to GAAP issued by the FASB in these footnotes are to the FASB Accounting Standards Codification,™ sometimes referred to as the Codification or ASC.

Principles of Consolidation — The accounts of the Company and its wholly-owned subsidiary Mytogen, Inc. (“Mytogen”) are included in the accompanying consolidated financial statements. All intercompany balances and transactions were eliminated in consolidation.

Segment Reporting —ASC 280, “Segment Reporting” requires use of the “management approach” model for segment reporting. The management approach model is based on the way a company’s management organizes segments within the company for making operating decisions and assessing performance. The Company determined it has one operating segment. Disaggregation of the Company’s operating results is impracticable, because the Company’s research and development activities and its assets overlap, and management reviews its business as a single operating segment. Thus, discrete financial information is not available by more than one operating segment.

Use of Estimates — These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States and, accordingly, require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Specifically, the Company’s management has estimated variables used to calculate the Black-Scholes option pricing model used to value derivative instruments as discussed below under “Fair Value Measurements”. In addition, management has estimated the expected economic life and value of the Company’s licensed technology, the Company’s net operating loss for tax purposes, share-based payments for compensation to employees, directors, consultants and investment banks, and the useful lives of the Company’s fixed assets and its accounts receivable allowance. Actual results could differ from those estimates.

Reclassifications — Certain prior year financial statement balances have been reclassified to conform to the current year presentation.

Cash and Cash Equivalents — Cash equivalents are comprised of certain highly liquid investments with maturities of three months or less when purchased. The Company maintains its cash in bank deposit accounts, which at times, may exceed federally insured limits. The Company has not experienced any losses related to this concentration of risk. As of December 31, 2011 and December 31, 2010, the Company had deposits in excess of federally-insured limits totaling $12,037,949 and $15,399,150, respectively.

Accounts Receivable — The Company periodically assesses its accounts receivable for collectability on a specific identification basis. If collectability of an account becomes unlikely, the Company records an allowance for that doubtful account. Once the Company has exhausted efforts to collect, management writes off the account receivable against the allowance it has already created. The Company does not require collateral for its trade accounts receivable.

Property and Equipment — The Company records its property and equipment at historical cost. The Company expenses maintenance and repairs as incurred. Upon disposition of property and equipment, the gross cost and accumulated depreciation are written off and the difference between the proceeds and the net book value is recorded as a gain or loss on sale of assets. In the case of certain assets acquired under capital leases, the assets are recorded net of imputed interest, based upon the net present value of future payments. Assets under capital lease are pledged as collateral for the related lease.

The Company provides for depreciation over the assets’ estimated useful lives as follows:

Machinery & equipment	4 years
Computer equipment	3 years
Office furniture	4 years
Leasehold improvements	Lesser of lease life or economic life
Capital leases	Lesser of lease life or economic life

Equity Method Investment — The Company follows ASC 323 “Investments-Equity Method and Joint Ventures” in accounting for its investment in the joint venture. In the event the Company’s share of the joint venture’s net losses reduces the Company’s investment to zero, the Company will discontinue applying the equity method and will not provide for additional losses unless the Company has guaranteed obligations of the joint venture or is otherwise committed to provide further financial support for the joint venture. If the joint venture subsequently reports net income, the Company will resume applying the equity method only after its share of that net income equals the share of net losses not recognized during the period the equity method was suspended.

Deferred Costs — Consists of the following:

(a)	Payments, either in cash or share-based, made in connection with the sale of debentures which are amortized using the effective interest method over the lives of the related debentures. These deferred issuance costs are charged to financing costs when and if the related debt instrument is retired or converted early. The weighted average amortization period for deferred debt issuance costs is 48 months.
(b)	Payments made to secure commitments under certain financing arrangements. These amounts are recognized in financing costs ratably over the period of the financing arrangements, and are recognized in financing costs immediately if the arrangement is cancelled, forfeited or the utility of the arrangement to the company is otherwise compromised.
(c)	Payments made to financial institutions and consulting firms in order to provide financing related services. These costs are being amortized over the terms of the related agreements.

Intangible and Long-Lived Assets— The Company follows ASC 360-10, “Property, Plant, and Equipment,” which established a “primary asset” approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used. Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell. Through December 31, 2011, the Company had not experienced impairment losses on its long-lived assets.

Fair Value of Financial Instruments — For certain financial instruments, including cash and cash equivalents, prepaid expenses, accounts payable, accrued expenses and notes payable, the carrying amounts approximate fair value due to their relatively short maturities.

Fair Value Measurements — The Company applies the provisions of ASC 820-10, “Fair Value Measurements and Disclosures.” ASC 820-10 defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the consolidated balance sheets for cash and cash equivalents and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

•	Level 1 inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets.

•	Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company analyzes all financial instruments with features of both liabilities and equity under ASC 480, “Distinguishing Liabilities From Equity” and ASC 815, “Derivatives and Hedging.” Derivative liabilities are adjusted to reflect fair value at each period end, with any increase or decrease in the fair value being recorded in results of operations as adjustments to fair value of derivatives. The effects of interactions between embedded derivatives are calculated and accounted for in arriving at the overall fair value of the financial instruments. In addition, the fair values of freestanding derivative instruments such as warrant and option derivatives are valued using the Black-Scholes model.

The Company uses Level 2 inputs for its valuation methodology for the warrant derivative liabilities and embedded conversion option liabilities as their fair values were determined by using the Black-Scholes option pricing model based on various assumptions. The Company’s derivative liabilities are adjusted to reflect fair value at each period end, with any increase or decrease in the fair value being recorded in results of operations as adjustments to fair value of derivatives.

At December 31, 2011, the Company identified the following assets and liabilities that are required to be presented on the balance sheet at fair value:

		Fair Value Measurements at
	Fair Value	December 31, 2011
	As of	Using Fair Value Hierarchy
Derivative Liabilities	December 31, 2011	Level 1	Level 2	Level 3
Warrant derivative liabilities	$1,671,047	$-	1,671,047	-
Embedded conversion option liabilities	253,530	-	253,530	-
	$1,924,577	$-	1,924,577	-

At December 31, 2010, the Company identified the following assets and liabilities that are required to be presented on the balance sheet at fair value:

		Fair Value Measurements at
	Fair Value	December 31, 2010
	As of	Using Fair Value Hierarchy
Derivative Liabilities	December 31, 2010	Level 1	Level 2	Level 3
Warrant derivative liabilities	$27,307,218	$-	27,307,218	-
Embedded conversion option liabilities	1,019,935	-	1,019,935	-
	$28,327,153	$-	28,327,153	-

For the years ended December 31, 2011, 2010 and 2009, the Company recognized a gain (loss) of $11,444,988, ($6,209,898), and $23,103,668, respectively, for the changes in the valuation of derivative liabilities.

The Company did not identify any non-recurring assets and liabilities that were recorded at fair value during the periods presented.

Revenue Recognition and deferred Revenue — The Company’s revenues are primarily generated from license and research agreements with collaborators. Licensing revenue is recognized on a straight-line basis over the shorter of the life of the license or the estimated economic life of the patents related to the license.

License fee revenue begins to be recognized in the first full month following the effective date of the license agreement. Deferred revenue represents the portion of the license and other payments received that has not been earned. Costs associated with the license revenue are deferred and recognized over the same term as the revenue. Reimbursements of research expense pursuant to grants are recorded in the period during which collection of the reimbursement becomes assured, because the reimbursements are subject to approval.

In some cases, the company is entitled to receive royalty payments from licensees. In such cases, the company recognizes the royalties when they are earned and collectability of those royalty payments is reasonably assured.

In connection with its license agreements, the Company recorded $506,419, $418,166 and $553,448 in license fee revenue for the years ended December 31, 2011, 2010 and 2009, respectively, in its accompanying consolidated statements of operations, and the remainder of the license fee has been accrued in deferred revenue at December 31, 2011 and 2010, respectively.

Research and Development Costs — Research and development costs consist of expenditures for the research and development of patents and technology, which cannot be capitalized. The Company’s research and development costs consist mainly of payroll and payroll related expenses, research supplies and research grants. Reimbursements of research expense pursuant to grants are recorded in the period during which collection of the reimbursement becomes assured, because the reimbursements are subject to approval. Research and development costs are expensed as incurred.

Share-Based Compensation — The Company records stock-based compensation in accordance with ASC 718, “Compensation – Stock Compensation.” ASC 718 requires companies to measure compensation cost for stock-based employee compensation at fair value at the grant date and recognize the expense over the employee’s requisite service period. The Company recognizes in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees and non-employees. There were 91,800,285 options outstanding as of December 31, 2011.

Income Taxes — Deferred income taxes are provided using the liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of the changes in tax laws and rates of the date of enactment.

When tax returns are filed, it is highly certain that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above is reflected as a liability for unrecognized tax benefits in the accompanying balance sheets along with any associated interest and penalties that would be payable to the taxing authorities upon examination.

Applicable interest and penalties associated with unrecognized tax benefits are classified as additional income taxes in the statements of operations.

Net Loss Per Share —Earnings per share is calculated in accordance with the ASC 260-10, “Earnings Per Share.” Basic earnings-per-share is based upon the weighted average number of common shares outstanding. Diluted earnings-per-share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

At December 31, 2011, 2010 and 2009, approximately 119,000,000, 190,000,000 and 395,000,000 potentially dilutive shares, respectively, were excluded from the shares used to calculate diluted earnings per share as their inclusion would be anti-dilutive.

Concentrations and Other Risks — Currently, the Company’s revenues and accounts receivable are concentrated on a small number of customers. The following table shows the Company’s concentrations of its revenue for those customers comprising greater than 10% of total license revenue for the years ended December 31, 2011, 2010 and 2009.

	Year Ended
	December 31,
	2011	2010	2009
Exeter Life Sciences, Inc.	24%	17%	*
START Licensing, Inc.	13%	14%	*
International Stem Cell Corporation	15%	23%	10%
Transition Holdings, Inc.	*	*	14%
CHA Biotech and SCRMI	26%	18%	*
Lifeline	13%	*	*
Genzyme Transgenics Corporation	*	*	28%

*License revenue earned during the period was less than 10% of total license revenue.

Other risks include the uncertainty of the regulatory environment and the effect of future regulations on the Company’s business activities. As the Company is a biotechnology research and development company, there is also the attendant risk that someone could commence legal proceedings over the Company’s discoveries. Acts of God could also adversely affect the Company’s business.

Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU No. 2010-06”). The new standard addresses, among other things, guidance regarding activity in Level 3 fair value measurements. Portions of ASU No. 2010-06 that relate to the Level 3 activity disclosures became effective for the annual reporting period beginning after December 15, 2010. The adoption of this ASU did not have an impact on the Company’s consolidated financial statements.

On March 5, 2010, the FASB issued ASU No. 2010-11 Derivatives and Hedging Topic 815 “Scope Exception Related to Embedded Credit Derivatives.” This ASU clarifies the guidance within the derivative literature that exempts certain credit related features from analysis as potential embedded derivatives requiring separate accounting. The ASU specifies that an embedded credit derivative feature related to the transfer of credit risk that is only in the form of subordination of one financial instrument to another is not subject to bifurcation from a host contract under ASC 815-15-25, “Derivatives and Hedging — Embedded Derivatives — Recognition.” All other embedded credit derivative features should be analyzed to determine whether their economic characteristics and risks are “clearly and closely related” to the economic characteristics and risks of the host contract and whether bifurcation is required. The ASU became effective for the Company on July 1, 2010. The adoption of this ASU did not have an impact on the Company’s consolidated financial statements.

In May 2011, the FASB issued ASU 2011-04 which was issued to provide a consistent definition of fair value and ensure that the fair value measurement and disclosure requirements are similar between U.S. GAAP and IFRS. ASU 2011-04 changes certain fair value measurement principles and enhances the disclosure requirements particularly for Level 3 fair value measurements.  This guidance is effective for the Company beginning on January 1, 2012.  The adoption of ASU 2011-04 is not expected to significantly impact the Company’s consolidated financial statements.

In June 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-05, Presentation of Comprehensive Income. ASU 2011-05 revises the manner in which entities present comprehensive income in their financial statements. The new guidance removes the presentation options in Accounting Standards Codification (ASC) 220, Comprehensive Income, and requires entities to report components of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. The ASU does not change the items that must be reported in other comprehensive income. In December 2011, the FASB issued ASU 2011-12 which defers the requirement in ASU 2011-05 that companies present reclassification adjustments for each component of accumulated other comprehensive income in both net income and other comprehensive income on the face of the financial statements. ASU 2011-05 is effective for fiscal years and interim reporting periods within those years beginning after December 15, 2011, with early adoption permitted. The adoption of ASU 2011-05, as amended by ASU 2011-12, is not expected to significantly impact the Company’s consolidated financial statements.

In September 2011, the FASB issued ASU 2011-08 which provides an entity the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step test for goodwill impairment.  If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required.  Otherwise, no further testing is required. The revised standard is effective for the Company for its annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011.  The adoption of ASU 2011-08 is not expected to significantly impact the Company’s consolidated financial statements.

3.	SETTLEMENT AND CANCELATION OF LICENSE AGREEMENT

On December 18, 2008, the Company entered into a license agreement with Transition Holdings, Inc. for certain of the Company’s non-core technology. Under the agreement, the Company received $2,000,000, less wire fees. The Company further received $1,500,000 in 2009. The Company had initially recorded the transactions as deferred revenue and was amortizing the revenue over its 17-year patent useful life. In December 2010, the Company received notice that Transition Holdings, Inc. was disputing the nature of the arrangement, and subsequently entered into a settlement arrangement with Transition Holdings, Inc. As a result of this settlement, the Company reclassified the unamortized license fee in the amount of $3,205,856 from deferred revenue to accrued settlement.  On February 15, 2011, the Company issued 7,413,000 shares as payment in full and recorded a loss on settlement of $294,144.

4.	INVESTMENT IN JOINT VENTURE

On December 1, 2008, the Company and CHA Bio & Diostech Co., Ltd. formed an international joint venture. The new company, Stem Cell & Regenerative Medicine International, Inc. (“SCRMI”), will develop human blood cells and other clinical therapies based on the Company’s hemangioblast program, one of the Company’s core technologies. Under the terms of the agreement, the Company purchased upfront a 33% interest in the joint venture, and will receive another 7% interest upon fulfilling certain obligations under the agreement over a period of 3 years. The Company’s contribution includes (a) the uninterrupted use of a portion of its leased facility at the Company’s expense, (b) the uninterrupted use of certain equipment in the leased facility, and (c) the release of certain of the Company’s research and science personnel to be employed by the joint venture. In return, for a 60% interest, CHA has agreed to contribute $150,000 cash and to fund all operational costs in order to conduct the hemangioblast program. Effective May 1, 2010, the Company was no longer obligated to provide laboratory space to SCRMI, and the Company holds a 40% interest in the joint venture and CHA Bio & Diostech, Ltd. owns a 60% interest. The two partners to the joint venture are in negotiations on further funding of the joint venture, but there can be no assurances that an agreement will be reached. Any financial statement impact at this time is unclear should an agreement not be reached.

The Company has agreed to collaborate with the joint venture in securing grants to further research and development of its technology. Additionally, SCRMI has agreed to pay the Company a fee of $500,000 for an exclusive, worldwide license to the Hemangioblast Program. The Company recorded $29,412, $29,412 and $29,412 in license fee revenue for the years ended December 31, 2011, 2010 and 2009, respectively, in its accompanying consolidated statements of operations, and the balance of unamortized license fee of $410,539 and $439,951 is included in deferred revenue in the accompanying consolidated balance sheets at December 31, 2011 and 2010, respectively.

On July 15, 2011, the Company and CHA Biotech entered into a binding term sheet, with the expectation of entering into a future definitive agreement, in which the joint venture was realigned around both product development rights and research responsibilities. Under the terms of the binding term sheet, SCRMI exclusively licensed the rights to the Hemangioblast Program to the Company for United States and Canada and expanded the jurisdictional scope of the license to CHA Biotech to include Japan (in addition to South Korea, which was already exclusively licensed to CHA Biotech). As part of the agreement, the scientists at SCRMI involved in the Hemangioblast Program were transferred to the Company, and SCRMI discontinued its research activity and became solely a licensing entity. The Company is obligated to meet a minimal research spending requirement of $6.75 million by July 31, 2014 in order to maintain its exclusive license, up to the point of filing an investigational new drug for a therapeutic product. Intellectual property rights created by the Company in the course of our research are subject to a non-exclusive license to CHA Biotech for Japan and South Korea, and to SCRMI to be sub-licensable under certain circumstances for countries other than the United States, Canada, Japan and South Korea. Pursuant to the agreement, the Company paid $820,000 to SCRMI which is recorded to “losses attributable to equity method investments.”

The following table is a summary of key financial data for the joint venture as of and for the years ended December 31, 2011, 2010 and 2009:

	December 31,
	2011	2010	2009
Current assets	$194,349	$611,843	$737,760
Noncurrent assets	$1,082,778	$855,372	$501,744
Current liabilities	$294,469	$1,203,941	$863,436
Noncurrent liabilities	$2,459,785	$1,439,394	$488,297
Net revenue	$417,382	$76,672	$26,775
Net loss	$(574,713)	$(1,852,336)	$(1,526,851)

5.	PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2011 and 2010:

	December 31,	December 31,
	2011	2010
Machinery & equipment	$1,488,527	$1,488,527
Computer equipment	449,893	449,893
Office furniture	82,822	76,201
Leasehold improvements	311,592	281,383
Capital leases	51,235	51,235
	2,384,069	2,347,239

Accumulated depreciation	(2,229,298)	(2,162,137)
Property and equipment, net	$154,771	$185,102

Depreciation expense for the years ended December 31, 2011, 2010 and 2009 amounted to $67,161, $138,050 and $291,472, respectively.

6.	ACCRUED SETTLEMENT

Midsummer Investment, Ltd

On August 9, 2011, the Company entered into a Settlement Agreement and Mutual Release (“Settlement Agreement”) with Midsummer Investment, Ltd and Midsummer Small Cap Master, Ltd. (collectively, “Midsummer”). Pursuant to the Settlement Agreement, upon tender by Midsummer to the Company of warrants held by Midsummer to purchase a total of 20,319,730 shares of the Company’s common stock (the “Warrants”), and duly executed notices of exercise (deemed to occur upon execution of the Settlement Agreement), the Company, to settle errors involving warrant issuances to Midsummer, agreed to (i) deliver to Midsummer an aggregate of 36,000,000 shares of the Company’s common stock (the “Current Shares”), as an exercise of the Warrants in respect of a partial exercise of Warrants, (ii) undertake to issue 30,585,774 additional shares of the Company’s common stock (the “Future Shares”), as an exercise of the remainder of the Warrants within ten days of the date that the Company shall have sufficient authorized and unissued shares of Common Stock (“Authorized Share Increase”) which are not otherwise reserved for issuance for other purposes to enable the Company to issue all of the Future Shares and (iii) issue 3,058,577 shares of the Company’s common stock (the “Additional Future Shares”) for every calendar month elapsed between the date of delivery of the Current Shares and the date following delivery of the Future Shares. The Company and Midsummer provided mutual general releases.

The Company calculated the fair value of the warrants on August 9, 2011 using the stock price on that date, the exercise price per the warrant agreement, an expected term based on the expiration date of the warrant, volatility of 165%, and a discount rate of 0.33%. Based on these assumptions the fair value of the warrants to purchase 20,319,730 shares of common stock was $3,039,090 which represents a $409,082 decrease in fair value from June 30, 2011. The decrease of $409,082 is recorded in the consolidated statement of operations as “adjustments to fair value of derivatives.”

The shares to be issued were valued at $0.17 which is the share price on the date of the agreement. Per the Settlement Agreement, the Company issued 36,000,000 shares on August 12, 2011. The Company issued the Future Shares of 30,585,774 and the Additional Future Shares of 15,292,885 in January 2012. The Company estimated the required liability at December 31, 2011 to be $7,799,373 based on 30,585,774 Future Shares and 15,292,885 Additional Future Shares valued at $0.17 per share of common stock which is recorded as “accrued settlement” on the accompanying consolidated balance sheets. The Company recorded $10,880,282 as “finance costs” in the consolidated statements of operations related to the 36,000,000 Initial shares, the 30,585,774 Future Shares, the 15,292,885 Additional Future Shares, offset by the $3,039,090 fair value of the warrant derivative liability.

Alpha Capital

On October 14, 2011, the United States District Court for the Southern District of New York entered an order granting plaintiff Alpha Capital Anstalt's ("Alpha Capital") motion for a preliminary injunction and preliminary declaratory relief in the lawsuit entitled Alpha Capital Anstalt v. Advanced Cell Technology, Inc., Case No. 11 CIV 6458 (S.D.N.Y. filed Sept. 16, 2011).  The lawsuit is described in the current report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 22, 2011.  In its motion, Alpha Capital sought an order directing the Company to deliver to it at least 39,514,859 shares of its common stock in accordance with the terms of its warrants and convertible promissory notes.  The court's October 14, 2011 order directed the Company to hold in escrow 39,514,859 shares of its common stock pending the entry of a preliminary injunction, and directed Alpha Capital to submit a proposed form of order to the court by October 27, 2011.

On November 1, 2011, the Company issued the 39,514,859 shares to Alpha Capital. The Company recorded $4,947,800 as “finance cost” on the accompanying consolidated statements of operations and balance sheets, respectively which represents the fair value of the 39,514,859 shares of common stock valued at $0.14 per share less the fair value of the warrant derivative liability of $584,280. The $0.14 common stock fair value was the share price on the date of the preliminary injunction.

On November 23, 2011, the Company answered Alpha Capital’s Complaint and asserted affirmative defenses. On December 12, 2011, the Company and Alpha submitted a Civil Case Management Plan and Scheduling Order and discovery has since commenced. Despite receiving the 39,514,859 shares on November 1, 2011 as a result of its preliminary injunction, Alpha Capital continues to seek damages against the Company. The Company’s Management intends to contest this case vigorously.

Black Mountain Equities

On November 9, 2011, the United States District Court for the Southern District of New York entered an order granting plaintiff Black Mountain Equities, Inc. ("Black Mountain") motion for a preliminary injunction and preliminary declaratory relief in the lawsuit entitled Black Mountain Equities, Inc., v. Advanced Cell Technology, Inc., Case No. 11 CIV 7305, filed on October 17, 2011.  In its motion, Black Mountain sought an order directing the Company to deliver to it at least 18,000,000 shares of its common stock in accordance with the terms of its warrants and convertible promissory notes.  The court's November 9, 2011 order directed the Company to hold in escrow 18,000,000 shares of its common stock pending the entry of a preliminary injunction.

On November 15, 2011, the Company issued the 18,000,000 shares to Black Mountain. The Company recorded $1,615,062 as “finance cost” and “accrued settlement” on the accompanying consolidated statements of operations and balance sheets, respectively which represents the fair value of the 18,000,000 shares of common stock valued at $0.11 per share less the fair value of the warrant derivative liability of $364,938. The $0.11 common stock fair value was the share price on the date of the preliminary injunction.

On December 15, 2011, the Company answered BME’s initial Complaint and asserted counterclaims, disputing BME’s contention that it was owed 18,000,000 shares. On December 29, 2011, BME filed an Amended Complaint. On January 17, 2012, the Company answered the Amended Complaint and asserted revised counterclaims. Discovery will begin in this case shortly. In its Amended Complaint, BME argues that it made a cashless exercise of warrants issued by the Company by delivering a Notice of Exercise, asking for 18,000,000 shares of the Company’s common stock, based on a reduced exercise price and increased warrant share amount. In its counterclaims, the Company argues that even assuming arguendo that the exercise price of the warrants should have been reset as a result of certain JMJ Financial, Inc. transactions, BME would still only be entitled to 7,331,445 shares. Based on this calculation, the Company argues that BME should return to the Company no less than 10,668,555 shares of the stock it received on November 15, 2011 pursuant to its preliminary injunction. The Company’s Management intends to contest this case vigorously.

Cranshire Master Fund

On December 15, 2011, the United States District Court for the Southern District of New York entered an order granting plaintiff Cranshire Capital Master Fund, Ltd.’s (“Cranshire”) motion for a preliminary injunction in the lawsuit entitled Cranshire Capital Master Fund, Ltd. v. Advanced Cell Technology, Inc., Case No. 11 CIV 8755 (S.D.N.Y. filed December 1, 2011). Cranshire asserts that as a result of the transactions between the Company and JMJ, the exercise price of its warrants should have been decreased to $.0353 and the total number of warrant shares issuable upon exercise should have been increased from 6,918,197 to 19,598,292. Based upon these figures, Cranshire asserted that its December 2010 warrant exercise should have resulted in an additional 12,680,094 shares. Cranshire asserts claims for damages, in an amount to be determined at trial, for the Company's alleged failure to deliver the shares and to provide proper notice of reduction in exercise price and conversion price. On December 2, 2011, Cranshire moved for preliminary declaratory relief and for a preliminary injunction directing the Company to deliver immediately at least 12,680,094 shares of its common stock to Cranshire. At the hearing on December 15, 2011, Cranshire changed its argument, contending that the exercise price should have been decreased to $.027 (as opposed to $.0353) and that, consequently, it was entitled to 18,000,000 shares (as opposed to 12,660,094 shares). On December 15, 2011, the court granted a preliminary injunction and directed the Company to deliver to Cranshire 10,730,265 shares of the Company's common stock. The parties will begin discovery shortly. Management intends to contest this case vigorously if a reasonable settlement cannot be achieved.

The Company issued the 10,730,265 shares to Cranshire on December 16, 2011. The Company recorded $1,073,027 as “finance cost” and “accrued settlement” on the accompanying consolidated statements of operations and balance sheets, respectively which represents the fair value of the 10,730,265 shares of common stock valued at $0.10 per share less. The $0.10 common stock fair value was the share price on the date of the preliminary injunction. See note 19, Subsequent Events, regarding the February 24, 2012 settlement.

Global Settlement

On December 7, 2011, the Company entered into settlement agreements with 40 holders of convertible promissory notes and warrants that were issued between 2005 and 2010. The settlement agreements relate to claims that the holders may have against the Company regarding the assertion that the conversion price of the notes and the exercise price of the warrants should have been adjusted as a result of certain transactions between the Company and JMJ Financial, Inc. during 2010. Pursuant to the settlement agreements, the Company agreed to issue an aggregate of 239,601,630 shares of common stock to the settling holders.

At the time of settlement, the Company did not have a sufficient number of authorized but unissued shares of common stock to issue all of the shares of common stock that the Company agreed to issue to settling holders pursuant to the settlement agreements. On January 24, 2012, the Company’s shareholders approved the increase in authorized shares to 2,750,000,000. The Company issued the 239,601,630 shares on January 30, 2012.

The Company recorded $22,724,947 as “finance cost” and “accrued settlement” on the accompanying consolidated statements of operations and balance sheets, respectively which represents the fair value of the 239,601,630 shares of common stock valued at $0.11 per share less. The $0.11 common stock fair value was the share price on the date of the settlement agreement.

7.	LOSS CONTINGENCY ACCRUAL

The Company was not able to reach a settlement agreement with all of holders of convertible promissory notes and warrants that were issued between 2005 and 2010. The Company will continue to negotiate with the holders and anticipates that the number of shares to be issued will be similar to the settlements that have already been finalized as of December 31, 2011.

The Company recorded $16,704,169 as “finance cost” and “loss contingency accrual” on the accompanying consolidated statements of operations and balance sheets, respectively which represents the fair value of the shares of common stock valued at $0.13 per share less the fair value of the warrant derivative liability of $810,077. The $0.13 common stock fair value was determined by estimating the share price at the date of settlement.

8.	CONVERTIBLE PROMISSORY NOTES

2010 JMJ Convertible Promissory Notes

During 2010, the Company issued three convertible promissory notes to JMJ Financial, for a total of $3,000,000 available to receive in cash, for a principal sum of $3,850,000, which included an original issue discount of $850,000. The notes bear a one-time interest charge of 10% on the principal sum. The holder may at its election convert all or part of these notes into shares of the Company's common stock at the conversion rate of the lesser of: (a) $0.10 per share, or (b) 85% of the average of the three lowest trade prices in the 20 trading days prior to the conversion. During 2010, the Company received the entire $3,000,000 on these notes. Of the $3,850,000 borrowed, the Company converted $3,562,215 into 76,465,706 shares of common stock during 2010. The notes mature on March 30, 2013.

As of December 31, 2011 and 2010, the convertible promissory notes were convertible at the option of the holders into a total of 4,303,863 shares, subject to anti-dilution and other customary adjustments. The fair value of the embedded conversion option was $227,547 and $628,919 as of December 31, 2011 and 2010, respectively. The decrease in the fair value of this liability was $401,372 and $7,778,168 during the years ended December 31, 2011 and 2010, respectively, which was recorded through the results of operations as an adjustment to fair value of derivatives. The assumptions used in the Black-Scholes option pricing model at December 31, 2011 are as follows: (1) dividend yield of 0%; (2) expected volatility of 160%, (3) risk-free interest rate of 0.12%, and (4) expected life of 1.25 years.

Interest expense from amortization of debt discounts related to the JMJ Convertible Promissory Notes for the years ended December 31, 2011, 2010 and 2009 was $126,863, $6,410,552 and $1,220,220, respectively.

2009 Convertible Promissory Notes

On November 12, 2009, the Company entered into a subscription agreement (the “Subscription Agreement”) with certain subscribers (the “Subscribers”) pursuant to which the Company sold certain original issue discount promissory notes (“2009 Convertible Promissory Notes”). The 2009 Convertible Promissory Notes are convertible at the option of the holder into shares of the Company’s common stock at a conversion price of $0.10.

The initial closing under the Subscription Agreement occurred on November 12, 2009, pursuant to which, the Company sold 2009 Convertible Promissory Notes (“First Close Notes”) in the principal amount of $1,662,000 for a purchase price of $1,385,000. In addition, on November 13, 2009, the Company sold 2009 Convertible Promissory Notes in the principal amount of $441,000 for a purchase price of $367,500 (including $67,500 previously owed to a subscriber for legal services). The closing that occurred on November 13, 2009 was deemed part of the initial closing, such that, pursuant to the initial closing under the Subscription Agreement, the Company sold 2009 Convertible Promissory Notes in the aggregate principal amount of $2,103,000 for an aggregate purchase price of $1,752,500.

On February 18, 2010, the Company completed the second closing, issuing additional debentures (“Second Close Debentures”), under the same terms of the initial closing, in the principal amount of up to $2,076,451 for a purchase price of $1,730,375 (including $45,375 previously owed to a subscriber for legal services).

The Company was required to redeem the 2009 Convertible Promissory Notes monthly commencing in May 2010 under the first closing and September 2010 under the second closing, in the amount of 14.28% of the initial principal amount of the 2009 Convertible Promissory Notes, in cash or common stock at the Company’s option, until the 2009 Convertible Promissory Notes were paid in full. The maturity date of the 2009 Convertible Promissory Notes, first close is November 12, 2010, and March 1, 2011 under the second close.

During the year ended December 31, 2011, the Company issued 1,519,077 shares of common stock for debt of $151,909. As of December 31, 2011 and 2010, the outstanding debt related to the 2009 Convertible Promissory Notes is $0 and $132,680 (net of discount of $19,229), respectively.

Interest expense from amortization of debt discounts related to the 2009 Convertible Promissory Notes for the years ended December 31, 2011, 2010 and 2009 was $19,229, $3,878,950 and $281,271, respectively.

9.	Series A-1 REDEEMABLE Convertible Preferred Stock

On March 3, 2009, the Company entered into a $5 million credit facility (“Facility”) with a life sciences fund. Under the terms of the agreement, the Company may draw down funds, as needed, from the investor through the issuance of Series A-1 redeemable convertible preferred stock, par value $.001, at a basis of 1 share of Series A-1 redeemable convertible preferred stock for every $10,000 invested. The preferred stock pays dividends, in kind of preferred stock, at an annual rate of 10%, matures in four years from the initial drawdown date, and is convertible into common stock at $0.75 per share at the option of the holder.

However, in the event the closing price of the common stock during the 5 trading days following the notice to convert falls below 75% of the average of the closing bid price in the 5 trading days prior to the closing date, the investor may, at its option, and without penalty, decline to purchase the applicable put shares on the closing date.

The Company is required to keep available out of its authorized but unissued shares of common stock, such number of shares sufficient to effect a conversion of all then outstanding shares of the Series A-1 redeemable convertible preferred stock.

The Series A-1 redeemable preferred stock has been classified within the mezzanine section between liabilities and equity in the consolidated balance sheets because it is considered conditionally redeemable. The embedded conversion option has been recorded as a derivative liability in the Company’s consolidated balance sheets, and changes in the fair value each reporting period are reported in adjustments to fair value of derivatives in the consolidated statements of operations.

The outstanding balance at December 31, 2011 and 2010 was $1,130,165, and is convertible into 1,506,887 shares of the Company’s common stock. The Company values the conversion option initially when each draw takes place (see section entitled “Conversion Option” in this footnote below). As of December 31, 2011, the Company has drawn $3,418,166 of the $5,000,000 commitment.

The following table summarizes the Series A-1 redeemable convertible preferred stock outstanding at December 31, 2011 and 2010:

	December 31,	December 31,
	2011	2010
Principal due	$1,130,165	1,130,165
Accrued dividend	342,098	219,492
Debt discount	(43,137)	(77,216)
Non-current portion	$1,429,126	1,272,441

Aggregate liquidation value*	$1,472,262	1,349,657

* Represents the sum of principal due and accrued dividends.

The dividends are accrued at a rate of 10% per annum, and the Company records the accrual as interest expense in its consolidated statements of operations in the period incurred. The Company recorded accrued dividends on the Series A-1 redeemable convertible preferred stock of $122,605, $219,492 and $123,609 for the years ended December 31, 2011, 2010 and 2009, respectively, which is recorded as interest expense in the accompanying consolidated statements of operations.

Redemption Rights

Upon the earlier of (i) the fourth anniversary of the issuance date, and (ii) the occurrence of a major transaction, each holder shall have the right, to require the Company to redeem all or a portion of such holder’s share of Series A-1 preferred stock, at a price per share equal to the Series A-1 liquidation value. The Company has the option to pay the redemption price in cash or in shares of its common stock. The Company shall have the right to redeem all or a portion of the shares of Series A-1 redeemable preferred stock, at any time at a price per share of Series A-1 redeemable preferred stock equal to 100% of the Series A-1 liquidation value.

Termination and Liquidation Rights

The Company may terminate this agreement and its right to initiate future draw-downs by providing 30 days advanced written notice to the investor, subject to certain limitations.

Upon any liquidation, dissolution or winding up of the Company, the holders of the Series A-1 redeemable convertible preferred stock shall first be entitled to be paid out of the assets of the Company available for distribution (subject to certain limitations) to its stockholders an amount with respect to each share of Series A-1 redeemable convertible preferred stock equal to $10,000, plus any accrued by unpaid dividends.

Conversion Option:

The embedded conversion option was valued at $25,983 and $212,447 at December 31, 2011 and 2010, respectively, at fair value using the Black-Scholes model. The decrease in the fair value of the embedded conversion option liability of $186,464, $392,400 and $2,094,924 for the years ended December 31, 2011, 2010 and 2009, respectively, was recorded through the results of operations as an adjustment to fair value of derivatives.

The assumptions used in the Black-Scholes model to value the embedded conversion option at December 31, 2011 were as follows: (1) dividend yield of 0%; (2) expected volatility of 160%, (3) risk-free interest rate of 0.12%, and (4) expected life of 1.27 years.

Commitment fee and expenses

For providing investor relations services in connection with the Series A-1 redeemable convertible preferred stock credit facility, the Company issued a consultant 24,900,000 shares of its common stock on February 9, 2009. The Company valued the issuance of these shares at $4,731,000 based on a closing price of $0.19 on February 9, 2009 and recorded the value of the shares as deferred financing costs on the date they were issued. Beginning on the date of the first draw-down on April 6, 2009 (the loan maturity date is 4 years after the initial draw-down), the Company amortizes these fees over the term of the Series A-1 redeemable convertible preferred stock facility which represents the implied term of the investor relations contract.

The Company also incurred a non-refundable commitment fee to the holder of this convertible preferred stock facility in the amount of $250,000. The initial fee went into delinquency and was modified on October 19, 2009. (See modification section in the footnote below.)

Beginning on the date of the first draw-down on April 6, 2009 (the loan maturity date is 4 years after the initial draw-down), the Company amortizes the deferred issuance costs ratably over the term of the Series A-1 redeemable convertible preferred stock facility.

Interest expense from amortization of the debt discount and deferred costs for the years ended December 31, 2011, 2010 and 2009 was $445,521, $137,753 and $3,778,850, respectively.

Modification of Series A-1 Convertible Redeemable Preferred Stock:

On October 19, 2009, the Company entered into two letter agreements with Volation, pursuant to which (i) the Company reduced the conversion price of its existing outstanding Series A-1 convertible preferred stock issued to Volation to $.10 per share resulting in 22,880,000 shares of Common Stock upon conversion, (ii) the Company issued Volation 2,500,000 shares of its Common Stock at $0.10 per share in payment of an outstanding commitment fee, and (iii) Volation waived the delinquency in  non-payment of the $250,000 commitment fee required pursuant to the preferred stock purchase agreement between the Company and Volation. The commitment fee was paid during the year ended December 31, 2010 by reducing the proceeds paid by the Series A-1 Preferred Stock investors by the amount of the commitment fee.

During 2010, the Company issued 6,206,961 shares of common stock for the conversion of $620,696 of Series A-1 redeemable convertible preferred stock.

10.	SERIES B PREFERRED STOCK

On November 2, 2009 (“Effective Date”), the Company entered into a preferred stock purchase agreement with Optimus Life Sciences Capital Partners, LLC (“Investor” or “Optimus”). Pursuant to the purchase agreement, the Company agreed to sell, and the Investor agreed to purchase, in one or more purchases from time to time at the Company’s sole discretion, (i) up to 1,000 shares of Series B preferred stock at a purchase price of $10,000 per share, for an aggregate purchase price of up to $10,000,000, and (ii) five-year warrants to purchase shares of the Company’s common stock  with an aggregate exercise price equal to 135% of the purchase price paid by the Investor, at an exercise price per share as follows:

•	On the sixth (6th) Trading Day following the Tranche Notice Date, the Exercise Price of the Optimus Warrant shall be adjusted to equal the VWAP for the 5 trading days beginning on and including the Tranche Notice Date (as so adjusted, the “Adjusted Exercise Price”); and

•	If the Adjusted Exercise Price results in additional Warrant Shares being issuable to the Holder, such additional shares shall be delivered to the Holder within one Trading Day following the Adjustment Date. If the Adjusted Exercise Price results in less Warrant Shares being issuable to the Holder, the excess Warrant Shares shall be returned by the Holder to the Company within one Trading Day following on the Adjustment Date.

The Warrants were issued in replacement of a five-year warrant to purchase 119,469,027 shares of common stock with an exercise price per share of $0.113 the Company issued on the Effective Date.

The Company agreed to pay to the Investor a commitment fee of $500,000, at the earlier of the closing of the first Tranche or the six month anniversary of the effective date, payable at the Company’s election in cash or common stock valued at 90% of the volume weighted average price of the Company’s common stock on the five trading days preceding the payment date. The $500,000 commitment fee was outstanding and was recorded in accrued expenses in the Company’s consolidated balance sheet at December 31, 2009. During 2010, the Company issued 50 shares of preferred stock as payment for the commitment fee.

During 2010, the Company delivered tranche notices to Optimus Life Sciences Capital Partners, LLC for delivery of a total of 1,000 shares under the Series B preferred stock for funding in the amount of $10,000,000 ($9,485,000 in cash proceeds, $500,000 of commitment fee applied, and $15,000 in legal fees).

During 2010, in connection with the funding, the Company issued 95,870,362 shares of its common stock upon exercise of the same number of warrants, which were granted simultaneously with the Company’s tranche notices. During 2010, the Company received secured promissory notes in the amount of $13,500,000 to settle the warrant exercise.

Dividends

Commencing on the date of the issuance of any shares of Series B preferred stock, Holders of Series B preferred stock will be entitled to receive dividends on each outstanding share of Series B preferred stock, which will accrue in shares of Series B preferred stock at a rate equal to 10% per annum from the issuance date compounded annually. Accrued dividends will be payable upon redemption of the Series B preferred stock. Accrued dividends were $1,229,538 and $196,986 at December 31 2011 and 2010, respectively.

Redemption Rights

Upon or after the fourth anniversary of the initial issuance date, the Company will have the right, at the Company’s option, to redeem all or a portion of the shares of the Series B preferred stock, at a price per share equal to 100% of the Series B liquidation value. The preferred stock may be redeemed at the Company’s option, commencing 4 years from the issuance date at a price per share of (a)  $10,000 per share plus accrued but unpaid dividends (the “Series B Liquidation Value”), or, at a price per share of : (x) 127% of the Series B Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the initial issuance date, (y) 118% of the Series B Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the initial issuance date, and (z) 109% of the Series B Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the initial issuance date.

Liquidation Rights

The preferred shares shall, with respect to dividend, rights upon liquidation, winding-up or dissolution, rank: (i) senior to the Company’s common stock, and any other class or series of preferred stock of the Company, except Series A-1 Convertible Preferred Stock which shall rank senior in right of liquidation and pari passu with respect to dividends; and (ii) junior to all existing and future indebtedness of the Company. If the Company determines to liquidate, dissolve or wind-up its business, it must redeem the Series B preferred stock at the prices set forth above. Upon any liquidation, dissolution or winding up of the Company the Holders of Series B preferred stock shall be first entitled to be paid out of the assets of the Company available for distribution to its stockholders an amount with respect to each share of Series B preferred stock equal to $10,000, plus any accrued and unpaid dividends.

The Company has classified the Series B redeemable preferred stock in the equity section in its consolidated balance sheets.

Related Secured Promissory Notes Receivable:

In accordance with the terms of the Series B preferred stock agreement, Optimus issued to the Company a secured promissory note in consideration for receiving warrants under each tranche. The value of each secured promissory note equals the value of the warrants that Optimus received. Interest on the notes accrues at 2% per year, compounding annually if the interest remains unpaid at the end of each year. The note is secured by freely tradable marketable securities belonging to Optimus. Each promissory note matures on the fourth anniversary of its issuance.

In the event the Company redeems all or a portion of any shares of Series B preferred stock held by Optimus, the Company will be permitted to offset the full amount of such proceeds against amounts outstanding under the promissory notes. Accordingly, the Company included the discounted value of the secured promissory notes as a separate component of stockholders’ deficit at December 31, 2011 and 2010.

The value of the secured promissory notes in the accompanying consolidated balance sheet was $11,207,935, net of discounts of $2,537,499 and accrued interest of $245,434 at December 31, 2011, reflecting a face value of $13,500,000. The value of the secured promissory notes in the accompanying consolidated balance sheet was $10,177,370, net of discounts of $3,361,952 and accrued interest of $39,322 at December 31, 2010, reflecting a face value of $13,500,000. The Company determined that a 10% discount is appropriate, in order to consistently reflect the Company’s cost of borrowing under the terms of the underlying Series B preferred stock that permits offset. The Company recorded an initial discount on the promissory notes in the amount of $3,519,238 during the year ended December 31, 2010. The Company accretes interest at 10% over the respective four-year terms of the promissory notes.

During the years ended December 31, 2011 and 2010, the Company accreted interest on the promissory notes in the amount of $1,227,173 and $196,607, respectively, which was recorded in accumulated deficit during the periods then ended. The Company recorded dividends on its Series B preferred stock during the years ended December 31, 2011 and 2010 of $1,229,538 and $196,986, respectively. The accrued dividends are offset by the accretion of the note receivable discount.

As of December 31, 2011 and 2010, 1,000 shares of Series B preferred stock were outstanding.

11.	SERIES C PREFERRED STOCK

On December 30, 2010 (the “Series C Effective Date”), the Company entered into a securities purchase agreement (the “Series C Purchase Agreement”) with Socius CG II, Ltd., a Bermuda exempted company (“Socius”). Pursuant to the Series C Purchase Agreement:

•	The Company agreed to sell, and Socius agreed to purchase, in one or more purchases from time to time (each such purchase, a “Series C Tranche”) in the Company’s sole discretion (subject to the conditions set forth therein), (i) up to 2,500 shares of Series C Preferred Stock (the “Series C Preferred Shares”) at a purchase price of $10,000 per share, for an aggregate purchase price of up to $25,000,000, and (ii) a two-year warrant (the “Socius Warrant”) obligating Socius to purchase shares of the Company’s common stock (the “Common Stock” ) with an aggregate exercise price equal to 20% of the purchase price paid by Socius for the Series C Preferred Shares sold in each Series C Tranche, at an exercise price per share equal to the closing bid price of the Company’s Common Stock on the date the Company provides notice of such Series C Tranche (the “Series C Tranche Notice”). On each date that the Company delivers a Series C Tranche Notice to Socius, Socius shall also become obligated, pursuant to a right automatically vesting on such Series C Tranche Notice date, to purchase that number of shares of Common Stock (such shares of Common Stock the “Additional Investment Shares”) equal in dollar amount to 100% of the Series C Tranche amount set forth in the Series C Tranche Notice at a price per share equal to the closing bid price of the Common Stock on the Series C Tranche Notice date.

●	The Series C Purchase Agreement requires that, when the Company requests Socius to purchase a tranche of Series C Preferred Shares, the mandatory purchase by Socius of the related Additional Investment Shares must occur no later than sixty (60) calendar days following the Series C Tranche Notice date.

●	The Socius Warrant was issued to Socius on December 30, 2010 (the “Closing Date”) simultaneous with entering into the Series C Purchase Agreement. The Socius Warrant was issued with an initial exercise price per warrant is of $0.16 per share and for a total of up to 31,250,000 shares, subject to adjustment as described therein. On January 10, 2011, Socius and the Company entered into a letter agreement in which the parties agreed that, following arms-length negotiations and notwithstanding anything to the contrary in the Socius Warrant, that the initial number of shares issuable under the Socius Warrant, subject to the adjustment mechanism set forth therein, was equal to 30,000,000.

●	As required by the Purchase Agreement, the Socius Warrant must be exercised for such number of shares of Common Stock equal in amount to 20% of the cumulative purchase price paid by Socius for the Series C Preferred Shares. The maximum amount of Series C Preferred Stock that Socius may become obligated to purchase under all Series C Tranches is $25,000,000. Assuming the maximum drawdown of $25,000,000 by the Company under the Series C Purchase Agreement, Socius would be required to exercise the Socius Warrant to purchase 20% of this total dollar amount, or $5,000,000 worth of shares of Common Stock.

●	The Letter Agreement modified the Socius Warrant only with respect to the initial number of underlying shares and expressly provides that, except as so modified, the Socius Warrant shall remain unchanged and shall continue in full force and effect.

●	At the initial closing pursuant to the Series C Purchase Agreement, which occurred on the Closing Date, (i) Socius purchased 400 Preferred Shares and the Company received gross proceeds of $4,000,000 (ii) the Company delivered to Socius an initial warrant (the “Initial Warrant”) obligating Socius to purchase shares of Common Stock with an aggregate purchase price of $800,000, which shall be automatically exercisable on the date a registration statement for the resale of all shares of Common Stock issuable pursuant to the Series C Purchase Agreement is declared effective (which effectiveness occurred on April 13, 2011), with delivery of such shares made to Socius on the trading day immediately following the exercise date at a per-share price equal to the closing bid price of the Common Stock on the delivery date, and (iii) Socius became obligated to purchase additional shares of Common Stock equal in aggregate dollar amount to $4,000,000 ( such shares of Common Stock the “Initial Investment Shares”), with delivery of such shares made to Socius on the trading day immediately following the date the registration statement is declared effective at a price per share equal to the closing bid price of Common Stock on the delivery date.

•	The Company agreed to pay to Socius a commitment fee of $1,250,000 (the “Commitment Fee”), at the earlier of the closing of the first Series C Tranche or the six month anniversary of the Series C Effective Date. This Commitment Fee is payable solely at the Company’s election, in cash or in the alternative, in shares of common stock valued at 88% of the volume weighted average price of the Company’s Common Stock on the five trading days preceding the payment date. If the Company elects to pay the Commitment Fee in shares of Common Stock, no cash payment would be due as the issuance of shares would satisfy the Commitment Fee obligation in full. The Company issued 7,562,008 shares of common stock on June 30, 2011 as full payment of the Commitment Fee.

•	The Company agreed to use its best efforts to file within 60 days of the Series C Effective Date, and cause to become effective as soon as possible thereafter, a registration statement with the Securities and Exchange Commission for the resale of all shares of Common Stock issuable pursuant to the Series C Purchase Agreement, including the shares of Common Stock underlying the Socius Warrant, shares of the Common Stock issuable upon exercise of the Initial Warrant, shares of Common Stock issuable as Initial Investment Shares, shares of Common Stock issuable as Additional Investment Shares, and shares of Common Stock issuable in payment of the Commitment Fee.

●	In the event that Socius does not comply with its obligations under the Series C Purchase Agreement (including its obligations to exercise the Socius Warrant), the Series C Purchase Agreement provides that, in addition to being entitled to exercise all rights provided therein or granted by law, the Company would be entitled to seek specific performance by Socius under the Series C Purchase Agreement and the Socius Warrant.

On December 30, 2010, in accordance with the purchase agreement, the Company filed a certificate of designations for the Series C preferred stock with the Secretary of State of the state of Delaware. As previously reported, pursuant to the Certificate of Designations, the preferred shares shall, with respect to dividend, rights upon liquidation, winding-up or dissolution, rank: (i) senior to the Company’s common stock, and any other class or series of preferred stock of the Company (collectively, with any warrants, rights, calls or options exercisable for or convertible into such preferred stock, the “Junior Securities”); provided, however, the Series A-1 convertible preferred stock and Series B preferred stock (together, the “Senior Securities”) shall rank senior in right of redemption, liquidation, and dividends; and (ii) junior to all existing and future indebtedness of the Company.

On June 16, 2011, the Company delivered the second Series C Tranche notice to Socius for delivery of a total of 400 shares under the Series C preferred stock for funding in the amount of $4,000,000.

On September 22, 2011, the Company delivered the third Series C Tranche notice to Socius for delivery of a total of 150 shares under the Series C preferred stock for funding in the amount of $1,500,000.

On December 15, 2011, the Company delivered the fourth Series C Tranche notice to Socius for delivery of a total of 200 shares under the Series C preferred stock for funding in the amount of $2,000,000.

Dividends

Commencing on the date of the issuance of any shares of Series C preferred stock, holders of Series C preferred stock will be entitled to receive dividends on each outstanding share of Series C preferred stock, which will accrue in shares of Series C preferred stock at a rate equal to 6% per annum from the issuance date compounded annually. Accrued dividends will be payable upon redemption of the Series C preferred stock. Accrued dividends were $400,110 and $0 at December 31, 2011 and 2010, respectively.

Redemption Rights

Upon or after the fourth anniversary of the initial issuance date, the Company will have the right, at the Company’s option, to redeem all or a portion of the shares of the Series C preferred stock, at a price per share equal to 100% of the Series C liquidation value. The preferred stock may be redeemed at the Company’s option, commencing 4 years from the issuance date at a price per share of (a)  $10,000 per share plus accrued but unpaid dividends (the “Series C Liquidation Value”), or, at a price per share of : (x) 136% of the Series C Liquidation Value if redeemed prior to the first anniversary of the initial issuance date, (y) 127% of the Series C Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the initial issuance date, and (z) 109% of the Series C Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the initial issuance date.

Termination and Liquidation Rights

If the Company determines to liquidate, dissolve or wind-up its business, it must redeem the Series C preferred stock at the prices set forth above. Upon any liquidation, dissolution or winding up of the Company, the Holders of Series C preferred stock shall be first entitled to be paid out of the assets of the Company available for distribution to its stockholders an amount with respect to each share of Series C preferred stock equal to $10,000, plus any accrued and unpaid dividends.

Related Secured Promissory Notes Receivable:

In accordance with the terms of the Series C preferred stock agreement, on April 14, 2011 and associated with the first Series C Tranche notice which occurred on December 31, 2010, Socius issued to the Company a secured promissory note of $4,000,000 for 22,222,222 shares of common stock and issued a secured promissory note of $800,000 for the exercise of warrants for 4,444,444 shares of common stock. On June 16, 2011 and associated with the second Series C Tranche notice, Socius issued to the Company a secured promissory note of $4,000,000 for 21,390,374 shares of common stock and issued a secured promissory note of $800,000 for the exercise of warrants for 4,278,075 shares of common stock. On September 22, 2011 and associated with the third Series C Tranche notice, Socius issued to the Company a secured promissory note of $1,500,000 for 9,671,180 shares of common stock and issued a secured promissory note of $300,000 for the exercise of warrants for 1,934,236 shares of common stock. On December 15, 2011 and associated with the fourth Series C Tranche notice, Socius issued to the Company a secured promissory note of $2,000,000 for 20,512,821 shares of common stock and issued a secured promissory note of $400,000 for the exercise of warrants for 4,102,564 shares of common stock. Interest on the notes accrues at 2% per year, compounding annually if the interest remains unpaid at the end of each year. The note is secured by freely tradable marketable securities belonging to Socius. Each promissory note matures on the fourth anniversary of its issuance.

In the event the Company redeems all or a portion of any shares of Series C preferred stock held by Socius, the Company will be permitted to offset the full amount of such proceeds against amounts outstanding under the promissory notes. Accordingly, the Company included the discounted value of the secured promissory notes as a separate component of stockholders’ deficit at December 31, 2011 and 2010.

The value of the secured promissory notes in the accompanying consolidated balance sheet was $12,173,251, net of discounts of $1,740,516 and accrued interest of $113,767 at December 31, 2011, reflecting a face value of $13,800,000. The Company determined that a 6% discount is appropriate, in order to consistently reflect the Company’s cost of borrowing under the terms of the underlying Series C preferred stock that permits offset. The Company recorded an initial discount on the promissory notes in the amount of $1,968,050 during the year ended December 31, 2011. The Company accretes interest at 6% over the respective four-year terms of the promissory notes.

During the years ended December 31, 2011 and 2010 the Company accreted interest on the promissory note in the amount of $341,301 and $0, respectively, which was recorded in accumulated deficit during the periods then ended. The Company recorded dividends on its Series C preferred stock during the years ended December 31, 2011 and 2010 of $400,110 and $0, respectively. The accrued dividends are offset by the accretion of the note receivable discount.

The Company has classified the Series C redeemable preferred stock in the equity section in its consolidated balance sheets. As of December 31, 2011 and 2010, 1,150 and 400 shares of Series C preferred stock were outstanding, respectively.

12.	WARRANT SUMMARY

Warrant Activity

A summary of warrant activity for the year ended December 31, 2011 is presented below:

			Weighted
		Weighted	Average	Aggregate
		Average	Remaining	Intrinsic
	Number of	Exercise	Contractual	Value
	Warrants	Price $	Life (in years)	(000)$
Outstanding, December 31, 2010	134,931,242	0.12	3.54
Granted	20,575,780	0.20
Exercised	(132,870,434)	0.08
Forfeited/Canceled	(879,167)	1.61
Outstanding, December 31, 2011	21,757,421	0.18	2.88	-

Exercisable, December 31, 2011	21,757,421	0.18	2.88	-

The aggregate intrinsic value in the table above is before applicable income taxes and is calculated based on the difference between the exercise price of the warrants and the quoted price of the Company’s common stock as of the reporting date.

The following table summarizes information about warrants outstanding and exercisable at December 31, 2011:

Warrants Outstanding and Exercisable
		Weighted	Weighted
		Average	Average
Exercise	Number	Remaining	Exercise
Price $	of Shares	Life (Years)	Price $
.10 - .11	15,916,785	2.59	0.10
.20 - .30	1,630,000	4.00	0.25
.38-.39	1,330,636	5.57	0.39
.40-.45	2,065,000	2.06	0.42
0.70	815,000	4.00	0.70
	21,757,421

During the year ended December 31, 2011, the Company issued 3,413,016 warrants to consultants. The warrants were 3 and 5 year warrants with an exercise price ranging from $0.10 to $0.70. The fair value of the warrants at the date of issuance was approximately $660,000 which was recorded as consulting expense in the accompanying consolidated financial statements. The Company used the Black-Scholes option pricing model to value the warrants using the following assumptions: (1) dividend yield of 0%; (2) expected volatility of 165-170%, (3) risk-free interest rate of 0.81- 2.01%, and (4) expected life of 3-5 years.

During the year ended December 31, 2011, the Company extended the expiration date of 2,403,445 warrants that had expired on December 31, 2010. The fair value of the warrants at the extension date was approximately $470,000 which was recorded as financing costs in the accompanying consolidated statement of operations. The Company used the Black-Scholes option pricing model to value the warrants using the following assumptions: (1) dividend yield of 0%; (2) expected volatility of 170%, (3) risk-free interest rate of 1.02%, and (4) expected life of 4 years.

During the year ended December 31, 2011, the Company issued to Socius 14,759,319 warrants which were exercised immediately through Socius issuing the Company a note receivable as discussed in Note 9.

During the year ended December 31, 2011, there were 34,225,302 warrants exercised for $3,377,715 in cash and 83,885,817 warrants exercised using the cashless exercise provision or legal settlements with the company.

13.	STOCKHOLDERS’ EQUITY TRANSACTIONS

During the year ended December 31, 2011, the Company issued 1,519,077 shares related to the convertible debenture redemptions for the principal amount of $151,909.

During the year ended December 31, 2011, the Company issued 636,126 shares for the exercise of 1,500,000 non-employee options and relieved the derivative liability for $160,161.

During the year ended December 31, 2011, the Company issued 750,000 shares for the exercise of 750,000 employee options.

On January 1, 2011, the Company issued 1,630,000 shares of common stock in connection with consulting agreements. The agreements are for one year unless terminated by either party. The Company recognized consulting expense of $342,300 related to these agreements during the year ended December 31, 2011.

On January 11, 2011, per Gary Rabin’s employment agreement, the Company issued 5,000,000 shares of restricted common stock. The Company valued the shares at $0.14 per share for a value of $700,000. The Company was to amortize this expense over the earlier of one year or the naming of a new CEO. On July 1, 2011, Gary Rabin was named CEO; therefore, the Company fully amortized the $700,000 as of July 1, 2011. During the year ended December 31, 2011 the Company recorded $700,000 as payroll expense in the accompanying consolidated statement of operations.

On February 11, 2011 and June 15, 2011, the Company entered into an agreement with Gemini Master Fund (“Gemini”), whereby, the Company issued 20,000,000 shares and 1,987,829 shares, respectively to settle errors involving warrant issuances to Gemini. The Company relieved the warrant liability and recorded a financing cost of $2,401,282 in the accompanying consolidated statements of operations.

On February 14, 2011, the Company issued Robert Lanza 12,421,101 shares of common stock. The Company had granted these shares to Mr. Lanza during 2010 and had recorded the compensation expense and an accrued liability for $1,117,899 as of December 31, 2010. The Company relieved the accrued liability with the issuance of the shares.

On February 15, 2011, the Company issued 3,222,786 shares of common stock valued at $654,000 to Optimus CG II Ltd, which was related to the true-up of shares issued on conversion of warrants. The Company has recorded the expense as a finance cost and the accrued liability in the 2010 consolidated financial statements. The Company relieved the accrued liability with the issuance of the shares.

On February 15, 2011, the Company issued Transition Holdings, Ltd. 7,413,000 shares of common stock for full settlement of the licensing agreements between Transition Holdings, Ltd. and the Company. The Company had recorded the value of the shares in the December 31, 2010 consolidated financial statements as advances payable. The Company relieved the advances payable with the issuance of the shares.

On February 16, 2011, the Company issued a board member 406,324 shares of common stock valued at $73,138 as compensation for board services.

On April 13, 2011, the Company issued 26,666,666 shares of common shares in exchange for promissory notes of $4,000,000 and $800,000 as discussed in Note 9.

On May 16, 2011, the Company issued 751,406 shares of common stock valued at $133,600 to University of Massachusetts for licensing rights.

On June 16, 2011, the Company issued 25,668,449 shares of common stock in exchange for promissory notes of $4,000,000 and $800,000 as discussed in Note 9.

On June 30, 2011, the Company issued 7,562,008 shares of common stock related to the $1,250,000 commitment fee for the Series C first and second tranche as discussed in Note 9.

Effective July 1, 2011, the Company entered into an amended and restated employment agreement with Gary Rabin. Per the agreement, the Company agreed to issue 10,000,000 shares of restricted stock which vests in equal installments on the last day of each calendar quarter commencing on July 31, 2011 and ending on December 31, 2013. As of December 31, 2011, 2,000,000 shares have been issued. The Company valued the 10,000,000 shares at $0.185 per share for a value of $1,850,000 which will be amortized over 30 months. During the years ended December 31, 2011 and 2010, the Company recorded $370,000 and $0 as payroll expense in the accompanying consolidated statements of operations.

On August 8, 2011, the Company entered into a new employment agreement with Robert Lanza. Per the agreement, the Company agreed to issue 15,000,000 shares of restricted stock with 6,000,000 shares vesting immediately and the remaining 9,000,000 shares vesting over a 21 months period beginning on January 31, 2012. As of December 31, 2011, 6,000,000 shares have been issued. The Company valued the 15,000,000 shares at $0.1571 per share for a value of $2,356,500 which will be amortized through September 30, 2013. During the years ended December 31, 2011 and 2010, the Company recorded $1,214,504 and $0 as payroll expense in the accompanying consolidated statements of operations.

On August 9, 2011, the Company entered into a settlement agreement and mutual release with Midsummer Investment, Ltd. and Midsummer Small Cap Master, Ltd. (collectively, “Midsummer”). Pursuant to the agreement, the Company issued to Midsummer 36,000,000 shares on August 12, 2011. The shares were recorded as finance costs and valued $6,120,000..

On September 2, 2011, the Company issued a board member 100,982 shares of common stock valued at $16,157 as compensation for board services.

On September 22, 2011, the Company issued 11,605,416 shares of common stock in exchange for promissory notes of $1,500,000 and $300,000 as discussed in Note 9.

On November 2, 2011, the Company issued a board member 500,000 shares of common stock valued at $90,000 as compensation for board services.

On November 2, 2011, the Company issued 39,514,859 shares to Alpha Capital as a result of a preliminary injunction from the court. The shares were recorded as finance costs and valued at $4,947,800.

On November 14, 2011, the Company issued a board member 13,846 shares of common stock valued at $2,492 as compensation for board services.

On November 15, 2011, the Company issued 18,000,000 shares to Black Mountain Equities as a result of a preliminary injunction from the court. The shares were recorded as finance costs and valued at $1,615,062.

On December 15, 2011, the Company issued 24,615,385 shares of common stock in exchange for promissory notes of $2,000,000 and $400,000 as discussed in Note 9.

On December 16, 2011, the Company issued 10,730,265 shares to Cranshire Capital Master Fund, Ltd. as a result of a preliminary injunction from the court. The shares were recorded as finance costs and valued at $1,073,027.

On December 30, 2011, the Company issued various board members and an executive officer 2,550,000 shares of common stock valued at $207,667 as compensation for board services.

During the year ended December 31, 2011, the Company issued 3,252,066 shares of common stock for the cashless exercise of 5,516,943 warrants not described above. The warrants were executed in accordance with their terms.

During the year ended December 31, 2011, the Company received $3,377,715 from the cash exercise of 34,225,302 warrants.

14.	STOCK-BASED COMPENSATION

Stock Plans

			Options/Shares
	Options/Shares	Options	Available
Stock Plan	Issued	Outstanding	For Grant
2004 Stock Plan	2,492,000	70,000	308,000
2004 Stock Plan II	1,301,161	1,071,161	-
2005 Stock Plan	95,169,650	90,659,124	155,841,383
	98,962,811	91,800,285	156,149,383

Stock Option Activity

A summary of option activity for the years ended December 31, 2011 is presented below:

			Weighted
		Weighted	Average	Aggregate
		Average	Remaining	Intrinsic
	Number of	Exercise	Contractual	Value
	Options	Price	Life (in years)	(000)
Outstanding, December 31, 2009	28,486,119	0.32	8.09	33
Granted	19,890,000	0.11
Exercised	-	-
Forfeited/canceled	-	-
Outstanding, December 31, 2010	48,376,119	$0.23	7.56	$3,825
Granted	46,207,499	-
Exercised	(2,250,000)	-
Forfeited/canceled	(533,333)	-
Outstanding, December 31, 2011	91,800,285	$0.23	8.19	$2

Vested and expected to vest at December 31, 2011	86,920,122	$0.23	8.14	$2

Exercisable, December 31, 2011	54,260,570	$0.25	7.46	$2

The aggregate intrinsic value in the table above is before applicable income taxes and is calculated based on the difference between the exercise price of the options and the quoted price of the Company’s common stock as of the reporting date.

The following table summarizes information about stock options outstanding and exercisable at December 31, 2011.

	Options Outstanding			Options Exercisable
		Weighted	Weighted		Weighted	Weighted
		Average	Average		Average	Average
Exercise	Number	Exercise	Remaining	Number	Exercise	Remaining
Price	of Shares	Price	Life (Years)	of Shares	Price	Life (Years)
$0.05	70,000	$0.05	2.62	70,000	$0.05	2.62
0.09	11,890,000	0.09	8.10	5,573,348	0.09	8.10
0.10 - 0.157	35,751,273	0.13	8.57	26,272,106	0.12	8.22
0.185 - 0.21	26,735,835	0.19	8.65	12,991,939	0.20	7.78
0.25 - 0.45	11,071,161	0.36	8.88	3,071,161	0.33	7.24
0.85	5,604,099	0.85	3.09	5,604,099	0.85	3.09
$1.35 - 2.48	677,917	$2.04	3.86	677,917	$2.04	3.86
	91,800,285			54,260,570

The assumptions used in calculating the fair value of options granted using the Black-Scholes option- pricing model for options granted during the years ended December 31, 2011 and 2010 are as follows:

	December 31,	December 31,	December 31,
	2011	2010	2009
Risk-free interest rate	0.02 - 3.47%	2.3 - 2.8%	2.3 - 3.4%
Expected life of the options	0.2 - 9 years	5 - 7 years	5 - 10 years
Expected volatility	160 - 180%	175 - 180%	185%
Expected dividend yield	0%	0%	0%
Expected forfeitures	13%	13%	13%

As of December 31, 2011, total unrecognized stock-based compensation expense related to nonvested stock options was approximately $5,274,000, which is expected to be recognized over a weighted average period of approximately 1.76 years.

15.	COMMITMENTS AND CONTINGENCIES

Estate of William Caldwell

The Company has received a copy of a Creditor’s Claim (the “Claim”) in the amount of $27,909,706 made with the Estate of William Caldwell (“Decedent”), who at the time of his death was the Chief Executive Officer and Chairman of the Board of Directors of the Company. The Claim states that Decedent’s liability arises under a cause of action that the Claimant intends to file in Federal court against the Company for violations of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Section 10(b) of the Exchange Act and the rules promulgated thereunder. As of the date of the filing of this report, the Company is not aware of any action commenced against it by the Claimant.

In the Claim, the Claimant alleges that in September 2005, he entered into a Settlement Agreement with the Company pursuant to which he received a warrant to purchase shares of the Company’s Common Stock. In the Claim, the Claimant makes several allegations against the Company including that in reliance on misinformation provided to him by the Decedent he exercised his warrant to purchase the Company’s Common Stock at an inflated price and received fewer shares than he was owed by the Company under the terms of his warrant, that the Company breached the Claimant’s warrant by not timely issuing stock after the warrant was exercised, and that the Company failed to provide proper notice of certain events that allegedly triggered the Claimant’s purported rights to additional shares under the warrant. Claimant previously brought an action against the Company, in October 2007, with respect to a dispute over the interpretation of the anti-dilution provisions of the warrant but withdrew this action the day before the trial date.

Pursuant to the employment agreement between the Company and the Decedent, the Company has to indemnify and hold Decedent harmless from costs, expenses or liability arising out of or relating to any acts or decisions made by Decedent in the course of his employment to the same extent that the Company indemnifies and holds harmless other officers and directors of the company in accordance with the Company’s established policies. Our directors and officers are indemnified by our bylaws against amounts actually and necessarily incurred by them in connection with the defense of any action, suit or proceeding in which they are a party by reason of being or having been directors or officers of the Company. Our certificate of incorporation provides that none of our directors or officers shall be personally liable for damages for breach of any fiduciary duty as a director or officer involving any act or omission of any such director or officer. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to such directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities, other than the payment by the Company of expenses incurred or paid by such director, officer or controlling person in the successful defense of any action, suit or proceeding, is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Company determined that an accrual was necessary at December 31, 2011, which is included in the “loss contingency accrual” amount on the accompanying consolidated balance sheets. See Note 7.

Camofi Master LOC

Camofi Master LOC and Camzhn Master LOC (the "Camofi Parties") filed their Complaint on October 13, 2011. In their Complaint, the Camofi Parties argue that as a result of the transactions between the Company and JMJ, Gemini Master Fund, Ltd. and Midsummer Investment, Ltd. respectively, the exercise prices in their Warrants and debentures should have been reduced. Consequently, the Camofi Parties argue that they have been denied the right to receive, in total, at least 130,795,594 shares of the Company's common stock, which has allegedly resulted in losses to the Camofi Parties of at least $22,265,951. The Camofi Parties also seek unspecified damages, in an amount to be proven at trial, based upon the Company’s alleged failure to lower the conversion price of the debentures and to provide proper notice of reduction in exercise price and conversion price. On November 18, 2011, the Company answered the Complaint and asserted affirmative defenses. Discovery has commenced in this case. Management intends to contest this case vigorously if a reasonable settlement cannot be achieved.

See Note 6 “Accrued Settlement” and Note 7 “Loss Contingency Accrual”

Employment Contracts

The Company has entered into employment contracts with certain executives and research personnel. The contracts provide for salaries, bonuses and stock option grants, along with other employee benefits.

Leases

On January 29, 2010, the Company signed a new lease to move from its Worcester facility to a new 10,607 square-foot facility in Marlboro, Massachusetts. The lease term is from April 1, 2010 through June 30, 2015. Monthly base rent was $12,817 and $12,596 for 2011 and 2010, respectively. The Company amended the lease effective March 1, 2011 adding an additional 1,650 square feet with an increase in monthly rent of $1,513. The Company renewed its site in Los Angeles, California through February 28, 2013. Monthly base rent is $2,170. Annual minimum lease payments are as follows:

2012	$195,340
2013	173,640
2014	169,300
2015	84,650
$622,929

Rent expense recorded in the financial statements for the years ended December 31, 2011, 2010 and 2009 was approximately $201,000, $281,000 and $134,000, respectively.

16.	INCOME TAXES

The items accounting for the difference between income taxes computed at the federal statutory rate and the provision for income taxes were as follows:

	2011	2010	2009
Statutory federal income tax rate	(34)%	(34)%	(34)%
State income taxes, net of federal taxes	(6)%	(6)%	(6)%
Non-includable items	29%	18%	(25)%
Increase in valuation allowance	12%	22%	65%
Effective income tax rate	-	-	-

Significantcomponents of deferred tax assets and (liabilities) are as follows:

	2011	2010
Deferred tax assets:
Net operating loss carryforwards	$43,707,906	$36,704,171
Depreciation	141,001	175,487
Capitalized R&D expenses	566,788	559,375
Deferred revenue	1,392,669	1,595,743
Losses from joint venture	350,857	64,498
Professional fees paid in stock	1,253,223	1,101,535
Stock-based compensation	2,078,675	1,412,064
Reversal of unpaid liabilities	1,184,298	1,184,298
Valuation allowance	(50,675,417)	(42,797,171)
Net deferred tax asset	$-	$-

The Company files income tax returns in the U.S. federal jurisdiction, and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years before 2003.

At December 31, 2011, the Company had federal and state net operating loss carry forwards available to offset future taxable income of approximately $103 million and $94 million respectively. These carry forwards will begin to expire in the years ending December 31, 2025 and December 31, 2015, respectively. These net operating losses are subject to various limitations on utilization based on ownership changes in the prior years under Internal Revenue Code Section 382. The Company is in the process of analyzing the impact of the ownership changes but management does not believe they will have a material impact on the Company’s ability to utilize the net operating losses in the future.

The Company periodically evaluates the likelihood of the realization of deferred tax assets, and adjusts the carrying amount of the deferred tax assets by the valuation allowance to the extent the future realization of the deferred tax assets is not judged to be more likely than not. The Company considers many factors when assessing the likelihood of future realization of its deferred tax assets, including its recent cumulative earnings experience by taxing jurisdiction, expectations of future taxable income or loss, the carryforward periods available to the Company for tax reporting purposes, and other relevant factors.

At December 31, 2011, based on the weight of available evidence, including cumulative losses in recent years and expectations of future taxable income, the Company determined that it was more likely than not that its deferred tax assets would not be realized and have a $50.7 million valuation allowance associated with its deferred tax assets.

The components of income tax expense are as follows:

	2011	2010	2009
Current federal income tax	$-	$-	$-
Current state income tax	-	-	-
Deferred taxes	7,878,246	4,309,420	3,520,340
Valuation allowance	(7,878,246)	(4,309,420)	(3,520,340)
	$-	$-	$-

Future changes in the unrecognized tax benefit will have no impact on the effective tax rate due to the existence of the valuation allowance. The Company estimates that the unrecognized tax benefit will not change significantly within the next twelve months. The Company will continue to classify income tax penalties and interest as part of general and administrative expense in its consolidated statements of operations. There were no interest or penalties accrued as of December 31, 2011, 2010 or 2009.

The following table summarizes the open tax years for each major jurisdiction:

Open Tax
Jurisdiction	Years

Federal	2003 – 2010
States	2003 - 2010

17.	GRANT RECEIVED

On November 2, 2010, the Company received a $977,917 grant under the Patient Protection and Affordable Care Act of 2010 (PPACA). The grant was related to four of the Company’s projects: the Blastomere Program, the Myoblast Program, the RPE Program for Stargardt’s Disease, and the iPS Program. The grants were for $244,479.25 each, for a total grant of $977,917, and are exempt from federal income taxes. The Company recognized $68,639 and $977,917 as a grant reimbursement in its accompanying consolidated statements of operations during the years ended December 31, 2011 and 2010, respectively.

18.	RELATED PARTY TRANSACTIONS

On January 31, 2012, the Shapiro Family Trust received 5,532,198 shares of the Company’s common stock upon cashless exercise of the warrants in connection with the 2005-2008 convertible debentures and in accordance with the December 7, 2011 global settlement agreement. Dr. Shapiro, one of the Company’s directors, may be deemed the beneficial owner of the securities owned by the Shapiro Family Trust.

On January 31, 2012, PDPI, LLC received 11,204,101 of the Company’s common stock upon cashless exercise of warrants in accordance with the December 7, 2011 global settlement agreement.  Mr. Rabin, the Company’s Chief Executive Office and Chairman of the Board of Directors, has a 33.33% equity interest in the entity.

19.	SUBSEQUENT EVENTS

On January 24, 2012, the Company filed a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the number of authorized shares of common stock by 1,000,000,000 shares to a total of 2,750,000,000 shares of common stock. On January 24, 2012, the shareholders approved the Certificate of Amendment.

On January 30, 2012, the Company issued 48,878,659 shares of common stock to Midsummer based on the August 9, 2011 settlement agreement. At the date of issuance, the Company decreased the accrued settlement by approximately $7,800,000 with a corresponding increase to stockholders’ equity.

On January 31, 2012, the Company issued 239,601,630 shares of common stock pursuant to the settlement agreement with certain holders of convertible promissory notes and warrants that were issued between 2005 and 2010. At the date of issuance, the Company decreased the accrued settlement by approximately $26,360,000 with a corresponding increase to stockholders’ equity.

On February 13, 2012, the Company issued 5,183,374 shares of common stock pursuant to the settlement agreement with RHP Master Fund, Ltd related to the convertible promissory notes and warrants that were issued between 2005 and 2010. At the date of issuance, the Company decreased the loss contingency accrual by approximately $674,000 with a corresponding increase to stockholders’ equity.

On February 24, 2012, the Company entered into an agreement with Cranshire to settle all outstanding claims against the Company. Pursuant to the agreement, the Company is to issue Cranshire (1) an additional 1,949,735 of common stock, (2) plus the quotient of (x) $276,000 divided by (y) 90% of the closing price of common stock on the trading day immediately preceding the entry of the court order. The estimated number of shares of common stock to be issued based on an $0.11 share price at February 24, 2011 is 4,737,614. The Company has accrued approximately $521,000 which has been recorded in the accompanying consolidated financial statements as finance cost and loss contingency accrual.

20. SELECTED QUARTERLY DATA (UNAUDITED)

	Quarterly Periods Ended
	March 31,	June 30,	September 30,	December 31,
	2011	2011	2011	2011
Revenue	$153,688	153,688	132,805	$66,238
Gross profit (loss)	$130,788	(127,812)	116,155	$43,338
Loss from operations	$(4,835,655)	(3,611,811)	(6,895,786)	$(5,767,106)
Other income (expense)	$1,493,618	(1,208,338)	(45,625,243)	$(6,344,798)
Net income (loss)	$(3,342,037)	(4,820,149)	(52,521,029)	$(12,111,904)
Basic and diluted earnings (loss) per share	$(0.00)	$(0.00)	$(0.03)	$(0.02)

	Quarterly Periods Ended
	March 31,	June 30,	September 30,	December 31,
	2010	2010	2010	2010
Revenue	$205,158	$205,158	$205,158	$109,570
Gross profit	$138,508	$138,508	$138,508	$92,920
Loss from operations	$(14,975,316)	$(1,124,886)	$(5,406,563)	$(10,821,866)
Other income (expense)	$(2,874,317)	$4,055,285	$7,342,278	$(30,567,947)
Net income (loss)	$(17,849,633)	$2,930,399	$1,935,715	$(41,389,813)
Basic and diluted earnings (loss) per share	$(0.03)	$0.00	$0.00	$(0.03)